As filed with the Securities and Exchange Commission on January 28, 2025

1933 Act Registration No. 33-38953

1940 Act Registration No. 811-06279

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	72	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	74	☒

(Check appropriate box or boxes)

HARRIS ASSOCIATES INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

111 S. Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (312) 646-3600

Joseph J. Allessie, Esq.

Harris Associates L.P.

111 S. Wacker Drive, Suite 4600

Chicago, Illinois 60606

(Name and Address of Agent for Service)

With copies to:

Ndenisarya M. Meekins, Esq.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on January 28, 2025 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on ________ pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Investor Class, Advisor Class, Institutional Class, and R6 Class Shares of Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, Oakmark International Small Cap Fund, and Oakmark Bond Fund.

HARRIS ASSOCIATES INVESTMENT TRUST

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 72 ON FORM N-1A

This Post-Effective Amendment consists of the following papers and documents.

Cover Sheet

Contents of Post-Effective Amendment No. 72 on Form N-1A

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

Exhibits

January 28, 2025

Prospectus

	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark Fund	OAKMX	OAYMX	OANMX	OAZMX
Oakmark Select Fund	OAKLX	OAYLX	OANLX	OAZLX
Oakmark Global Fund	OAKGX	OAYGX	OANGX	OAZGX
Oakmark Global Select Fund	OAKWX	OAYWX	OANWX	OAZWX
Oakmark International Fund	OAKIX	OAYIX	OANIX	OAZIX
Oakmark International Small Cap Fund	OAKEX	OAYEX	OANEX	OAZEX
Oakmark Equity and Income Fund	OAKBX	OAYBX	OANBX	OAZBX
Oakmark Bond Fund	OAKCX	OAYCX	OANCX	OAZCX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advised by Harris Associates L.P.

Table of contents

Fund summaries	3
Oakmark Fund	3
Oakmark Select Fund	10
Oakmark Global Fund	17
Oakmark Global Select Fund	25
Oakmark International Fund	33
Oakmark International Small Cap Fund	42
Oakmark Equity and Income Fund	51
Oakmark Bond Fund	61
How the funds pursue their investment objectives	74
Investment Objectives	74
Change in Investment Objective	74
Principal Investment Strategies	74
Additional Investment Techniques and Risks	80
Risk Factors	83
Portfolio Holdings Disclosure	97
Descriptions of indices	98
Management of the funds	100
Investing with the Oakmark Funds	104
Eligibility to Buy Shares	104
Account Information
Types of Accounts
Investment Minimums	104
Share Price	105
Purchasing, Redeeming, Exchanging and Converting Fund Shares	108

The Oakmark Funds | 1

Shareholder services	117
Direct Investors	117
Expenses	119
Escheatment of Fund Assets	119
Investors through an Intermediary	120
Distributions and taxes	121
Distributions	121
Taxes	122
Financial highlights	126

2 | The Oakmark Funds

Oakmark Fund

Investment objective

Oakmark Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.29%	0.10%	0.06%	0.02%
Shareholder Service Plan fees	0.21%[1]	None	None	None
Other expenses	0.08%	0.10%	0.06%	0.02%
Total Annual Fund Operating Expenses	0.89%	0.70%	0.66%	0.62%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:
	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$91	$72	$67	$63
3 Years	284	224	211	199
5 Years	493	390	368	346
10 Years	1,096	871	822	774

The Oakmark Funds | 3

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies. The Fund generally invests in the securities of larger companies. The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

4 | The Oakmark Funds

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Fund may also use options, including, but not limited to, buying and selling (writing) put and call options on individual stocks and indexes, when such use is desirable because of tax or other considerations. Use of options may assist the Fund in managing distributions.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular sector or industry.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition,

The Oakmark Funds | 5

securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

6 | The Oakmark Funds

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund's return. There can be no guarantee that the use of options will increase the Fund's return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of one or more broad measures of market performance. The indices, which are described in "Descriptions of Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).
Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 24.2%, during the quarter ended December 31, 2020
• Lowest quarterly return: -30.4%, during the quarter ended March 31, 2020

The Oakmark Funds | 7

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Oakmark Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	16.02%	14.79%	11.77%
Return after taxes on distributions	15.72%	14.51%	11.02%
Return after taxes on distributions and sale of Fund shares	9.71%	11.86%	9.50%
Advisor Class
Return before taxes	16.24%	15.00%	None
Institutional Class
Return before taxes	16.28%	15.05%	None
R6 Class
Return before taxes	16.33%	None	None
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 1000 Value Index (does not reflect the deduction of fees, expenses or taxes)	14.37%	8.68%	8.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Oakmark Fund.

Portfolio managers

William C. Nygren, CFA, Michael A. Nicolas, CFA, and Robert F. Bierig manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since 2000. Mr. Nicolas is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2013 and has managed the Fund since 2020. Mr. Bierig is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2012 and has managed the Fund since August 1, 2022.

8 | The Oakmark Funds

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

The Oakmark Funds | 9

Oakmark Select Fund

Investment objective

Oakmark Select Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.71%	0.71%	0.71%	0.71%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.28%	0.16%	0.05%	0.02%
Shareholder Service Plan fees	0.18%[1]	None	None	None
Other expenses	0.10%	0.16%	0.05%	0.02%
Total Annual Fund Operating Expenses	0.99%	0.87%	0.76%	0.73%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:
	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$101	$89	$78	$75
3 Years	315	278	243	233
5 Years	547	482	422	406
10 Years	1,213	1,073	942	906

10 | The Oakmark Funds

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund could own as few as twelve securities, but generally will have approximately twenty securities in its portfolio and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular sector or industry. The Fund generally invests in the securities of large- and mid-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

The Oakmark Funds | 11

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Fund may also use options, including, but not limited to, buying and selling (writing) put and call options on individual stocks and indexes, when such use is desirable because of tax or other considerations. Use of options may assist the Fund in managing distributions.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Non-Diversification Risk. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified Fund's shares. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund's volatility and may lead to greater losses.

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions,

12 | The Oakmark Funds

global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large and medium) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Smaller companies may be more volatile due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about such companies, and their stocks may have a more limited trading market than stocks of larger companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

The Oakmark Funds | 13

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund's return. There can be no guarantee that the use of options will increase the Fund's return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of one or more broad measures of market performance. The indices, which are described in "Descriptions of Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).
Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 26.6%, during the quarter ended December 31, 2020
• Lowest quarterly return: -32.5%, during the quarter ended March 31, 2020

14 | The Oakmark Funds

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Select Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	14.15%	13.37%	8.74%
Return after taxes on distributions	14.07%	13.29%	8.32%
Return after taxes on distributions and sale of Fund shares	8.44%	10.72%	7.00%
Advisor Class
Return before taxes	14.29%	13.51%	None
Institutional Class
Return before taxes	14.44%	13.61%	None
R6 Class
Return before taxes	14.47%	None	None
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 1000 Value Index (does not reflect the deduction of fees, expenses or taxes)	14.37%	8.68%	8.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Select Fund.

Portfolio managers

William C. Nygren, CFA, Robert F. Bierig and Alexander E. Fitch, CFA manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since its inception in 1996. Mr. Bierig is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2012 and has managed the Fund since August 1, 2022. Mr. Fitch is Director of U.S. Research and a portfolio manager of the Adviser. He joined the Adviser in 2011 and has managed the Fund since August 1, 2022.

The Oakmark Funds | 15

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

16 | The Oakmark Funds

Oakmark Global Fund

Investment objective

Oakmark Global Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.32%	0.13%	0.09%	0.06%
Shareholder Service Plan fees	0.18%[1]	None	None	None
Other expenses	0.14%	0.13%	0.09%	0.06%
Total Annual Fund Operating Expenses	1.12%	0.93%	0.89%	0.86%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:
	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$114	$95	$91	$88
3 Years	356	296	284	274
5 Years	617	515	493	477
10 Years	1,363	1,143	1,096	1,061

The Oakmark Funds | 17

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. In determining whether an issuer is a U.S. or non-U.S. company, the Fund considers various factors including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. There are no geographic limits on the Fund's non-U.S. investments, and the Fund may invest in securities of companies located in developed or emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. The Fund may invest in the securities of large-, mid-, and small-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

18 | The Oakmark Funds

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular region, sector or industry.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those

The Oakmark Funds | 19

events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S.

20 | The Oakmark Funds

issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Emerging Markets Risk. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Smaller companies may be more volatile due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available

The Oakmark Funds | 21

information about such companies, and their stocks may have a more limited trading market than stocks of larger companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of a broad measure of market performance. The index, which is described in "Descriptions of Indices" in the prospectus, has characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).
Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 29.5%, during the quarter ended December 31, 2020
• Lowest quarterly return: -34.9%, during the quarter ended March 31, 2020

22 | The Oakmark Funds

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Global Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	2.53%	5.30%	5.63%
Return after taxes on distributions	2.36%	4.60%	4.63%
Return after taxes on distributions and sale of Fund shares	1.81%	4.17%	4.37%
Advisor Class
Return before taxes	2.73%	5.49%	None
Institutional Class
Return before taxes	2.78%	5.52%	None
R6 Class
Return before taxes	2.81%	None	None
MSCI World Index (Net) (does not reflect the deduction of fees, expenses or taxes)	18.67%	11.17%	9.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Global Fund.

Portfolio managers

David G. Herro, CFA, Anthony P. Coniaris, CFA, M. Colin Hudson, CFA, John A. Sitarz, CFA, CPA, and Eric Liu, CFA, manage the Fund's portfolio. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equities, a portfolio manager, and analyst of the Adviser. He joined the Adviser in 1992 and has managed the Fund since 2016. Mr. Coniaris is Chairman and a portfolio manager of the Adviser. He joined the Adviser in 1999 and has managed the Fund since 2016. Mr. Hudson is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since August 1, 2022. Mr. Sitarz is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2013 and has managed the Fund since August 1, 2022. Mr. Liu is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2009 and has managed the Fund since July 1, 2024.

The Oakmark Funds | 23

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

24 | The Oakmark Funds

Oakmark Global Select Fund

Investment objective

Oakmark Global Select Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.77%	0.77%	0.77%	0.77%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.36%	0.19%	0.13%	0.07%
Shareholder Service Plan fees	0.21%[1]	None	None	None
Other expenses	0.15%	0.19%	0.13%	0.07%
Total Annual Fund Operating Expenses	1.13%	0.96%	0.90%	0.84%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:
	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$115	$98	$92	$86
3 Years	359	306	287	268
5 Years	622	531	498	466
10 Years	1,375	1,178	1,108	1,037

The Oakmark Funds | 25

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund could own as few as twelve securities, but generally will have approximately twenty securities in its portfolio and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular region, sector or industry. Typically, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies (unless the Adviser deems market conditions and/or company valuations less favorable to non-U.S. companies, in which case the Fund will invest at least 30% of its total assets in securities of non-U.S. companies). In determining whether an issuer is a U.S. or non-U.S. company, the Fund considers various factors including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. There are no geographic limits on the Fund's non-U.S. investments, and the Fund may invest in securities of companies located in developed or emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. The Fund generally invests in the securities of larger capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

26 | The Oakmark Funds

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

The Oakmark Funds | 27

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Non-Diversification Risk. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified Fund's shares. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund's volatility and may lead to greater losses.

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various

28 | The Oakmark Funds

administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Emerging Markets Risk. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In

The Oakmark Funds | 29

addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of a broad measure of market performance. The index, which is described in "Descriptions of Indices" in the prospectus, has characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).
Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 24.4%, during the quarter ended December 31, 2020
• Lowest quarterly return: -30.7%, during the quarter ended March 31, 2020

30 | The Oakmark Funds

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Oakmark Global Select Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	4.68%	6.06%	6.42%
Return after taxes on distributions	4.40%	5.45%	5.71%
Return after taxes on distributions and sale of Fund shares	2.98%	4.70%	5.07%
Advisor Class
Return before taxes	4.86%	6.23%	None
Institutional Class
Return before taxes	4.94%	6.30%	None
R6 Class
Return before taxes	5.00%	None	None
MSCI World Index (Net) (does not reflect the deduction of fees, expenses or taxes)	18.67%	11.17%	9.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Global Select Fund.

Portfolio managers

David G. Herro, CFA, Anthony P. Coniaris, CFA, Eric Liu, CFA, M. Colin Hudson, CFA, and John A. Sitarz, CFA, CPA manage the Fund's portfolio. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equities, a portfolio manager, and analyst of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception in 2006. Mr. Coniaris is Chairman and a portfolio manager of the Adviser. He joined the Adviser in 1999 and has managed the Fund since 2016. Mr. Liu is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2009 and has managed the Fund since 2016. Mr. Hudson is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since August 1, 2022. Mr. Sitarz is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2013 and has managed the Fund since August 1, 2022.

The Oakmark Funds | 31

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

32 | The Oakmark Funds

Oakmark International Fund

Investment objective

Oakmark International Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.73%	0.73%	0.73%	0.73%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.32%	0.15%	0.08%	0.02%
Shareholder Service Plan fees	0.22%[1]	None	None	None
Other expenses	0.10%	0.15%	0.08%	0.02%
Total Annual Fund Operating Expenses	1.05%	0.88%	0.81%	0.75%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$107	$90	$83	$77
3 Years	334	281	259	240
5 Years	579	488	450	417
10 Years	1,283	1,084	1,002	930

The Oakmark Funds | 33

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. In determining whether an issuer is a U.S. or non-U.S. company, the Fund considers various factors including, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Fund may invest in non-U.S. markets throughout the world, including emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Ordinarily, the Fund will invest in the securities of at least five countries outside of the United States. There are no geographic limits on the Fund's non-U.S. investments. The Fund may invest in securities of large-, mid-, and small- capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

34 | The Oakmark Funds

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds forty-five to sixty-five stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular region, sector or industry.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those

The Oakmark Funds | 35

events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—forty-five to sixty-five rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S.

36 | The Oakmark Funds

issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Liquidity Risk. From time to time, the trading market generally or for a particular investment or instrument in which the Fund is invested, including securities of issuers located outside the United States, may become less liquid or even illiquid. Illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that they may not be sold for the price at which the Fund is carrying them. This risk may be heightened with investments in issuers located in developing and emerging countries. Market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. Certain investments that were liquid when a Fund purchased them may become illiquid, sometimes abruptly. The inability to sell an investment can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

Emerging Markets Risk. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

The Oakmark Funds | 37

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Smaller companies may be more volatile due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about such companies, and their stocks may have a more limited trading market than stocks of larger companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of one or more broad measures of market performance. The indices, which are described in "Descriptions of Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operation on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).

38 | The Oakmark Funds

Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 31.5%, during the quarter ended December 31, 2020
• Lowest quarterly return: -38.1%, during the quarter ended March 31, 2020

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

International Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	-4.60%	1.81%	3.43%
Return after taxes on distributions	-5.03%	1.47%	2.92%
Return after taxes on distributions and sale of Fund shares	-2.22%	1.46%	2.76%
Advisor Class
Return before taxes	-4.37%	2.05%	None
Institutional Class
Return before taxes	-4.45%	1.97%	None
R6 Class
Return before taxes	-4.30%	None	None
MSCI World ex U.S. Index Global (Net) (does not reflect the deduction of fees, expenses or taxes)	4.70%	5.10%	5.26%
MSCI EAFE Index (Net) (does not reflect the deduction of fees, expenses or taxes)	3.82%	4.73%	5.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

The Oakmark Funds | 39

Investment adviser

Harris Associates L.P. is the investment adviser to International Fund.

Portfolio managers

David G. Herro, CFA, Michael L. Manelli, CFA, and Eric Liu, CFA, manage the Fund's portfolio. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equities, a portfolio manager, and analyst of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception in 1992. Mr. Manelli is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since 2016. Mr. Liu is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2009 and has managed the Fund since August 1, 2023.

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

40 | The Oakmark Funds

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

The Oakmark Funds | 41

Oakmark International Small Cap Fund

Investment objective

Oakmark International Small Cap Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.99%	0.99%	0.99%	0.99%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.34%	0.18%	0.09%	0.07%
Shareholder Service Plan fees	0.20%[1]	None	None	None
Other expenses	0.14%	0.18%	0.09%	0.07%
Total Annual Fund Operating Expenses	1.33%	1.17%	1.08%	1.06%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:
	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$135	$119	$110	$108
3 Years	421	372	343	337
5 Years	729	644	595	585
10 Years	1,601	1,420	1,317	1,294

42 | The Oakmark Funds

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. In determining whether an issuer is a U.S. or non-U.S. company, the Fund considers various factors including, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is no greater than the largest market capitalization of any company included in the S&P EPAC (Europe Pacific Asia Composite) Small Cap Index ($16.38 billion as of December 29, 2023).

The Fund may invest in non-U.S. markets throughout the world, including emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Ordinarily, the Fund will invest in the securities of at least five countries outside the United States. There are no geographic limits on the Fund's non-U.S. investments.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

The Oakmark Funds | 43

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds forty to seventy stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular region, sector or industry.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those

44 | The Oakmark Funds

events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Small Cap Securities Risk. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. Therefore, when purchasing and selling smaller cap securities, the Fund may experience higher transactional costs due to the length of time that might be needed to purchase or sell such securities. Additionally, if the Fund is forced to sell securities to meet redemption requests or other cash needs, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. Smaller companies also may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

The Oakmark Funds | 45

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—forty to seventy rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Liquidity Risk. From time to time, the trading market generally or for a particular investment or instrument in which the Fund is invested, including securities of smaller companies and securities of issuers located outside the United States, may become less liquid or even illiquid. Illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that they may not be sold for the price at which the Fund is carrying them. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. This risk may be heightened with investments in issuers located in developing and emerging countries. Market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. Certain investments that were liquid when a Fund purchased them may become illiquid, sometimes abruptly. The inability to sell an investment can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

46 | The Oakmark Funds

Emerging Markets Risk. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category carries the risk that due to current market conditions, that category may be out of favor with investors.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of one or more broad measures of market performance. The indices, which are described in "Descriptions of

The Oakmark Funds | 47

Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).
Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 27.8%, during the quarter ended December 31, 2022
• Lowest quarterly return: -38.3%, during the quarter ended March 31, 2020

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

International Small Cap Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	-2.93%	4.42%	5.36%
Return after taxes on distributions	-4.09%	3.83%	4.65%
Return after taxes on distributions and sale of Fund shares	-0.53%	3.47%	4.25%
Advisor Class
Return before taxes	-2.81%	4.57%	None
Institutional Class
Return before taxes	-2.73%	4.66%	None
R6 Class
Return before taxes	-2.69%	None	None
MSCI World ex U.S. Index (Net) (does not reflect the deduction of fees, expenses or taxes)*	4.70%	5.10%	5.26%
MSCI World ex U.S. Small Cap Index (Net) (does not reflect the deduction of fees, expenses or taxes)	2.76%	2.87%	5.49%

* The Fund began comparing its performance to the MSCI World ex U.S. Index rather than the MSCI World ex U.S. Small Cap Index in order to satisfy a change in regulatory requirements. The MSCI World ex U.S. Small Cap Index will be maintained as a secondary index, as it shows how the Fund's performance compares to an index with characteristics that are more representative of the Fund's investment strategy than the MSCI World ex U.S. Index.

48 | The Oakmark Funds

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from foreign tax credits or any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to International Small Cap Fund.

Portfolio managers

David G. Herro, CFA, Michael L. Manelli, CFA and Justin D. Hance, CFA manage the Fund's portfolio. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equities, a portfolio manager, and analyst of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception in 1995. Mr. Manelli is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since 2011. Mr. Hance is a Vice President, Director of International Research and a portfolio manager of the Adviser. He joined the Adviser in 2010 and has managed the Fund since 2016.

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

The Oakmark Funds | 49

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

50 | The Oakmark Funds

Oakmark Equity and Income Fund

Investment objective

Oakmark Equity and Income Fund seeks income and preservation and growth of capital.

Fees and Expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.53%	0.53%	0.53%	0.53%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.32%	0.09%	0.06%	0.03%
Shareholder Service Plan fees	0.22%[1]	None	None	None
Other expenses	0.10%	0.09%	0.06%	0.03%
Total Annual Fund Operating Expenses	0.85%	0.62%	0.59%	0.56%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:
	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$87	$63	$60	$57
3 Years	271	199	189	179
5 Years	471	346	329	313
10 Years	1,049	774	738	701

The Oakmark Funds | 51

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of U.S. equity and debt securities (although the Fund may invest up to 35% of its total assets in equity and debt securities of non-U.S. issuers). The Fund is intended to present a balanced investment program between growth and income by investing approximately 40-75% of its total assets in common stock, including securities convertible into common stock, and up to 60% of its total assets in debt securities issued by the U.S. government or any of its agencies or instrumentalities (including agency mortgage-backed securities), non U.S. governments, and corporate entities rated at the time of purchase within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's"), S&P Global Ratings ("S&P"), a division of S&P Global, or Fitch Ratings, Inc. ("Fitch") or equivalently rated by any other nationally recognized statistical rating organization ("NRSRO"), or, if unrated, deemed to be of comparable quality by the Adviser. Of the up to 60% of total assets in debt securities, the Fund may invest up to 20% in unrated or below investment grade rated debt securities, commonly called junk bonds. The Fund considers fixed-income securities to be below investment grade if, at the time of investment, they are rated Ba1 or lower by Moody's, BB+ or lower by S&P or Fitch, or equivalently rated by any NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If all three NRSROs provide a rating, the Adviser assigns the middle rating of Moody's, Fitch and S&P. When a rating is available from only two agencies, the lower rating is used; if only one agency rates a bond, that rating is assigned. The Fund may invest in the securities of large-, mid-, and small-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

52 | The Oakmark Funds

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its equity investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular sector or industry.

The proportion of the Fund held in debt securities will vary in light of the Adviser's view of the attractiveness of debt securities. In times when the Adviser believes equities provide above average absolute value, the proportion of the Fund allocated to debt securities will decline. In selecting debt securities, the Adviser considers many factors, including among other things, quality, yield-to-maturity, liquidity, current yield and call risk. The Adviser believes the role of fixed income investments in the Fund is to help buffer the volatility of the Fund's equity portfolio and generate income.

The Oakmark Funds | 53

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences

54 | The Oakmark Funds

between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Debt Securities Risk. Debt securities are subject to credit risk, call risk, interest rate risk and liquidity risk.

Credit Risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Call Risk. Upon the issuer's desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a "callable security" early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Interest Rate Risk. The Fund's yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Liquidity Risk. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell such security at an advantageous time or price and may be forced to sell a security at a discount to the Adviser's estimated value of such a security.

Sovereign Debt Risk. Sovereign debt instruments, including U.S. and non-U.S. debt instruments, are subject to the risk that a governmental entity may delay, refuse, or be unable to pay interest or repay principal on its debt, due, for

The Oakmark Funds | 55

example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity's debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a government entity has not repaid may be collected.

Lower-Rated Debt Securities Risk. Below investment grade securities (commonly called junk bonds) are regarded as having predominately speculative characteristics with respect to the issuer's continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Government-Sponsored Entity Securities Risk. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Smaller companies may be more volatile due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about such companies, and their stocks may have a more limited trading market than stocks of larger companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either

56 | The Oakmark Funds

because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock's price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock's price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly called junk bonds). To the extent the Fund invests in convertible securities issued by mid- or small-cap companies, it will be subject to the risks of investing in such companies.

Mortgage- and Asset-Backed Securities Risk. In addition to being subject to the risks associated with investments in fixed-income securities generally (e.g., prepayment and extension, credit, liquidity and valuation risks), the values of mortgage- and asset-backed securities, including collateralized mortgage obligations ("CMOs"), are influenced by the factors affecting the assets underlying the securities. The value of these securities may be significantly affected by changes in interest rates. These securities are also subject to the risk of default on the underlying mortgages or assets, which may increase particularly during periods of market downturn. An unexpectedly high rate of defaults on the underlying assets will decrease the security's value. If borrowers pay back principal on mortgage-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund's performance could be impacted. In general, a mortgage-backed security might be called or otherwise converted, prepaid or redeemed before maturity due to an excess in cash flow to the issuer or due to a decline in interest rates. In the event there is a prepayment, the Fund would need to reinvest the proceeds, possibly in an investment offering a lower yield or interest rate. On the other hand, in general, slower payoffs or extension may occur if market interest rates rise, which has the effect of increasing the duration or interest rate risk of the impacted securities. In addition, CMOs typically will be issued in a variety of classes or series ("tranches"), which have different maturities and losses are first allocated to the most junior or subordinated tranches. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

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Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of one or more broad measures of market performance. The indices, which are described in "Descriptions of Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).
Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 16.1%, during the quarter ended December 31, 2020
• Lowest quarterly return: -22.0%, during the quarter ended March 31, 2020

58 | The Oakmark Funds

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Equity and Income Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	8.72%	7.98%	6.88%
Return after taxes on distributions	7.97%	6.94%	5.45%
Return after taxes on distributions and sale of Fund shares	5.32%	6.05%	5.14%
Advisor Class
Return before taxes	8.99%	8.21%	None
Institutional Class
Return before taxes	8.99%	8.24%	None
R6 Class
Return before taxes	9.00%	None	None
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	25.02%	14.53%	13.10%
Bloomberg U.S. Aggregate Bond Fund (does not reflect the deduction of fees, expenses or taxes)	1.25%	-0.33%	1.35%
60% S&P 500 Index/40% Bloomberg U.S. Aggregate Bond Index (does not reflect the deduction of fees, expenses or taxes)	15.01%	8.71%	8.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Equity and Income Fund.

Portfolio managers

M. Colin Hudson, CFA, Adam D. Abbas, Michael A. Nicolas, CFA, and Alexander E. Fitch, CFA manage the Fund's portfolio. Mr. Hudson is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since 2013. Mr. Abbas is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2018 and has managed the Fund since 2020. Mr. Nicolas is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2013 and has managed the Fund since August 1, 2022.

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Mr. Fitch is Director of U.S. Research and a portfolio manager of the Adviser. He joined the Adviser in 2011 and has managed the Fund since August 1, 2022.

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

60 | The Oakmark Funds

Oakmark Bond Fund

Investment objective

The Fund seeks to maximize both current income and total return, consistent with prudent investment and principal protection management.

Fees and Expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.39%	0.39%	0.39%	0.39%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.56%	0.35%	0.38%	0.38%
Shareholder Service Plan fees	0.24%[1]	None	None	None
Other expenses	0.32%	0.35%	0.38%	0.38%
Total Annual Fund Operating Expenses	0.95%	0.74%	0.77%	0.77%
Less: Fee waivers and/or expense reimbursements[2]	0.21%	0.20%	0.25%	0.33%
Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements	0.74%	0.54%	0.52%	0.44%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

2 Harris Associates L.P. (the "Adviser") has contractually undertaken to waive and/or reimburse certain fees and expenses of Investor Class, Advisor Class, Institutional Class, and R6 Class so that the total annual operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) ("annual operating expenses") of each class are limited to 0.74%, 0.54%, 0.52% and 0.44% of average net assets, respectively. Each of these undertakings lasts until January 27, 2026 and may only be modified by mutual agreement of the parties that, with respect to the Trust, includes a majority vote of the "non-interested" Trustees of the Trust. The Fund has agreed that each of Investor Class, Advisor Class, Institutional Class, and R6 Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.74%, 0.54%, 0.52% and 0.44% of the class's average net assets, respectively, or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

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Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:
	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$76	$55	$53	$45
3 Years	282	216	221	213
5 Years	505	392	403	395
10 Years	1,147	900	931	923

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of bonds and other fixed-income securities. These include, but are not limited to, investment grade corporate bonds; U.S. or non-U.S.-government and government-related obligations (such as, U.S. treasury securities); below investment-grade corporate bonds; agency and non-agency mortgage backed-securities; asset-backed securities; senior loans (such as, leveraged loans, bank loans, covenant lite loans, and/or floating rate loans); assignments; restricted securities (e.g., Rule 144A securities); and other fixed and floating rate instruments. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed-income securities, and other investments that the Adviser believes have similar economic characteristics, including other investment companies that provide investment exposure to such securities. The Adviser may shift the level of these allocations among the different bond and other fixed-income asset classes depending on market conditions.

Under normal market conditions, the Fund invests at least 25% of its assets in investment-grade fixed-income securities and may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as "high-yield" or "junk bonds"). The Fund considers fixed-income securities to be investment-grade if, at the time of investment, they are rated Baa3 or higher by Moody's Investors Service ("Moody's"), BBB- or higher by S&P Global Ratings ("S&P") or Fitch Ratings, Inc., or equivalently rated by any other nationally

62 | The Oakmark Funds

recognized statistical rating organization ("NRSRO"), or, if unrated, deemed to be of comparable quality by the Adviser. The Fund considers fixed-income securities to be below investment-grade if, at the time of investment, they are rated Ba1 or lower by Moody's, BB+ or lower by S&P or Fitch, or equivalently rated by any NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If all three NRSROs provide a rating, the Adviser assigns the middle rating of Moody's, Fitch and S&P. When a rating is available from only two agencies, the lower rating is used; if only one agency rates a bond, that rating is assigned. The Fund invests in senior loans that are typically rated below investment-grade and to bear interest at a floating rate that periodically resets. The Fund may also invest up to 10% of its net assets in defaulted corporate securities.

In seeking to achieve the objectives of the Fund, the Adviser may purchase securities on a when-issued basis and purchase or sell delayed-delivery securities. In addition, the Fund may invest in fixed income securities structured as fixed rate debt; floating rate debt; and debt that may not pay interest at the time of issuance. The Fund may also invest in inverse floaters, as well as interest-only and principal-only securities.

The Fund will prioritize differentiation through bottom-up, single-security selection across the major fixed income asset classes with a secondary focus on top-down asset allocation and interest rate and duration management. When selecting individual securities, the Adviser uses a bottom-up approach and seeks relative price appreciation by selecting securities the Adviser believes to be undervalued based on research and fundamental analysis and by making gradual adjustment in the average duration of the Fund's portfolio. The Adviser's investment strategy is a bottom-up process that first looks for opportunities by focusing on an individual issuer's default risk pricing and then incorporates top-down considerations such as interest rate forecasting, curve selection, and other macros factors.

The Adviser utilizes an investment approach that considers a quantitative valuation model combined with a qualitative ratings framework. The Fund's portfolio selection process uses a ranking structure with a defined "buy" and "sell" discipline that allocates investments among a list of approved issuers and considers an individual investment's risk reward profile, legal structure, and/or downside risk, among other factors. The Adviser actively manages the portfolio's asset class exposure using a top-down view of sector fundamentals. The Adviser rotates Fund portfolio assets among sectors in various markets in an effort to maximize return.

Under normal market conditions, the Adviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years. The duration of the Fund's portfolio may vary materially from its target, from time to time, and there is no assurance that the duration of the Fund's portfolio will meet its target.

The Fund may hold cash or short-term debt securities from time to time and for temporary defensive purposes.

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The Fund may invest in derivative instruments, such as futures, forwards (including forward foreign currency contracts), and swap agreements (including credit default swaps, interest rate swaps, and total return swaps), for a variety of purposes, including, but not limited to, managing the Fund's duration or its exposure to fixed income securities with different maturities, currencies, interest rates, individual issuers, or sectors. The Fund may also use options, including, but not limited to, buying and selling (writing) put and call options on individual stocks and indexes, when such use is desirable because of tax or other considerations.

In deciding which fixed income securities to buy and sell, the Adviser attempts to emphasize securities issued by companies with strong fundamentals and relatively limited anticipated volatility. These securities are selected with the same bottom-up investment process that underpins all of the Oakmark funds. The Fund uses a value investment philosophy in selecting its securities. This value investment philosophy, in the context of fixed-income securities, is based upon the belief that, over time, a company's credit default risk will converge with the Adviser's estimate of the credit default risk associated with a company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the value a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities that have credit risk priced significantly below what it believes the company's intrinsic value implies, allows the best opportunity to achieve the Fund's investment objective.

In an effort to achieve its goal, the Fund may engage in active and frequent trading. The Fund's investment objective may be changed without shareholder approval. The Fund will not alter its policy to invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed-income securities, and other investments that the Adviser believes have similar economic characteristics, including other investment companies that provide investment exposure to such securities, without providing shareholders at least 60 days' notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

64 | The Oakmark Funds

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Credit Risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Call Risk. Upon the issuer's desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a "callable security" early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Interest Rate Risk. The Fund's yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise.

Liquidity Risk. From time to time, the trading market generally or for a particular investment or instrument in which the Fund is invested, including securities of issuers located outside the United States, may become less liquid or even illiquid. Illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that they may not be sold for the price at which the Fund is carrying them. This risk may be heightened with investments in issuers located in developing and emerging countries. Market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. Certain investments that were liquid when a Fund purchased them may become illiquid, sometimes abruptly. The inability to sell an investment can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

Government-Sponsored Entity Securities Risk. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities.

Sovereign Debt Risk. Sovereign debt instruments, including U.S. and non-U.S. debt instruments, are subject to the risk that a governmental entity may delay, refuse, or be unable to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity's debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity

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defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a government entity has not repaid may be collected.

Lower-Rated Debt Securities Risk. Below investment grade securities (commonly called junk bonds) are regarded as having predominately speculative characteristics with respect to the issuer's continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Loan Interests Risk. Loan interests may be subject to restrictions on transfer. The Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Therefore, at times loan interests may be illiquid and difficult to value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Accordingly, loan interests may have extended settlement periods. Loan interests may be secured or unsecured. Interests in secured loans have the benefit of collateral securing a loan in which the Fund has an interest and, typically, there are restrictive covenants limiting the ability of the borrower to further encumber its assets. The value of the collateral may decline and may become insufficient to cover the amount owed on the loan. In the case of borrower default, bankruptcy or other insolvency laws may limit or delay the Fund's access to the collateral. In the event of a default, lower tier secured loans and unsecured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the senior secured lenders, and the remaining collateral may not sufficiently cover the full amount owed on the loan in which the Fund has an interest. Interests in loans can expose the Fund to the lender's credit risk and also may expose the Fund to the credit risk of the underlying borrower.

Covenant lite loans may contain fewer or no restrictive covenants compared to other loans. Accordingly, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund. A loan interest may also be obtained by the assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. Normally, an assignee will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is assigned. However, it is possible that the rights and obligations acquired by the purchaser of a loan assignment may differ from those held by the original lender or the assignor. When the fund receives a loan assignment, it is possible that the Fund could be held liable, or may be called upon to fulfill other obligations. A loan interest may not be deemed a security and, in such case, may not be afforded the same legal protections afforded securities under the federal securities laws.

66 | The Oakmark Funds

Restricted Securities Risk. Restricted securities may not be listed on an exchange and may not have an active trading market. Accordingly, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. In addition, restricted securities may be illiquid, and it can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a restricted security.

Mortgage- and Asset-Backed Securities Risk. In addition to being subject to the risks associated with investments in fixed-income securities generally (e.g., prepayment and extension, credit, liquidity and valuation risks), the values of mortgage- and asset-backed securities, including collateralized mortgage obligations ("CMOs"), are influenced by the factors affecting the assets underlying the securities. The value of these securities may be significantly affected by changes in interest rates. These securities are also subject to the risk of default on the underlying mortgages or assets, which may increase particularly during periods of market downturn. An unexpectedly high rate of defaults on the underlying assets will decrease the security's value. If borrowers pay back principal on mortgage-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund's performance could be impacted. In general, a mortgage-backed security might be called or otherwise converted, prepaid or redeemed before maturity due to an excess in cash flow to the issuer or due to a decline in interest rates. In the event there is a prepayment, the Fund would need to reinvest the proceeds, possibly in an investment offering a lower yield or interest rate. On the other hand, in general, slower payoffs or extension may occur if market interest rates rise, which has the effect of increasing the duration or interest rate risk of the impacted securities. In addition, CMOs typically will be issued in a variety of classes or series ("tranches"), which have different maturities and losses are first allocated to the most junior or subordinated tranches. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

Prepayment and Extension Risk. If borrowers pay back principal on certain fixed-income securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund's performance could be impacted. In general, a debt security might be called or otherwise converted, prepaid or redeemed before maturity due to an excess in cash flow to the issuer or due to a decline in interest rates. In the event there is a prepayment, the Fund would need to reinvest the proceeds, possibly in an investment offering a lower yield or interest rate. On the other hand, in general, slower payoffs or extension may occur if market interest rates rise, which has the effect of increasing the duration or interest rate risk of the impacted securities.

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Other Investment Company Risk. To the extent the Fund invests in other investment companies, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies' investments, as well as to the other investment companies' expenses.

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments

68 | The Oakmark Funds

differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Derivatives Risk. The Fund's exposure to derivatives can involve investment techniques and risks different from those associated with investing in more traditional investments and sometimes the risks of these investments may be magnified in comparison. Derivative transactions may be volatile and can create leverage in the Fund, which may cause the Fund to lose more than the amount of assets initially invested. At times, derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative at the desired time or price. If the Fund's derivative counterparty becomes unwilling or unable to honor its obligations, then the Fund may experience losses. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. Changes in regulation relating to a mutual fund's use of derivatives and related instruments may limit the availability of derivatives, increase the costs of derivatives, or otherwise adversely affect the value of derivatives impacting the Fund's performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. Forward contracts do not have limitations on daily price movements. Changes in foreign exchange regulations by governmental authorities may affect the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to exit a position when desired.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund's return. There can be no guarantee that the use of options will increase the Fund's return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

Swaps. Generally, the risk of loss associated with swaps is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. However, if the Fund sells a credit default swap it may lose the entire notional amount of the swap.

Leverage Risk. Leverage may cause the Fund to be more volatile and can amplify changes in the Fund's net asset value Derivatives, when-issued and forward-settling securities, and borrowing may create leverage and can result in losses to

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the Fund that may accelerate the rate of losses and exceed the amount originally invested.

Variable and Floating Rate Instruments Risk. The value of variable and floating rate instruments may decline if market interest rates or the interest rates paid by such instruments do not fluctuate according to expectations since such instruments are less sensitive to interest rate changes than fixed rate instruments. Certain types of variable and floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. The value obtained in a when-issued or forward-settling transaction may be less favorable than the price or yield available in the market when the transaction takes place. Conversely, since the Fund is committed to buying such securities at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund's share value and therefore involves a risk of loss if the value of the security to be purchased declines before the settlement date.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact the Fund's performance. Currency exchange rates may fluctuate abruptly and significantly and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad. The Adviser may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the

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Fund's costs, negatively impact the Fund's performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Institutional Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of a broad measure of market performance. The index, which is described in "Descriptions of Indices" in the prospectus, has characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on June 10, 2020, the R6 Class commenced operations on December 15, 2020 and the Investor Class commenced operations on January 28, 2022. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).
Since 2020, the highest and lowest quarterly returns for the Fund's Institutional Class Shares were:
• Highest quarterly return: 7.1%, during the quarter ended December 31, 2023
• Lowest quarterly return: -5.7%, during the quarter ended June 30, 2022

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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Bond Fund	1 Year	5 Years	10 Years
Institutional Class
Return before taxes	3.54%	None	None
Return after taxes on distributions	1.52%	None	None
Return after taxes on distributions and sale of Fund shares	2.08%	None	None
Advisor Class
Return before taxes	3.40%	None	None
R6 Class
Return before taxes	3.64%	None	None
Investor Class
Return before taxes	3.21%	None	None
Bloomberg U.S. Aggregate Bond Index (does not reflect the deduction of fees, expenses or taxes)	1.25%	None	None

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Institutional Class Shares. After-tax returns for Advisor Class Shares, and R6 Class Shares will vary from returns shown for Institutional Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Bond Fund.

Portfolio managers

M. Colin Hudson, CFA and Adam D. Abbas manage the Fund's portfolio. Mr. Hudson is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since its inception in June 2020. Mr. Abbas is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2018 and has managed the Fund since its inception in June 2020.

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Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

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How the Funds pursue their
investment objectives

Investment objectives

Oakmark Fund ("Oakmark Fund"), Oakmark Select Fund ("Select Fund"), Oakmark Global Fund ("Global Fund"), Oakmark Global Select Fund ("Global Select Fund"), Oakmark International Fund ("International Fund") and Oakmark International Small Cap Fund ("International Small Cap Fund") seek long-term capital appreciation. Oakmark Equity and Income Fund ("Equity and Income Fund") seeks income and preservation and growth of capital. Oakmark Bond Fund ("Bond Fund") seeks to maximize both current income and total return, consistent with prudent investment and principal protection management. (Each referred to as a "Fund" and collectively the "Funds" or "Oakmark Funds").

Change in investment objective

Each Fund's investment objective may be changed by the Board of Trustees (the "Board") of Harris Associates Investment Trust (the "Trust") without shareholder approval. Shareholders will receive at least thirty days' written notice of any change in a Fund's investment objective. If the Board approves a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that a Fund will achieve its investment objective.

Principal investment strategies

Oakmark Fund, Select Fund, Global Fund, Global Select Fund, International Fund, International Small Cap Fund and Equity and Income Fund:

PHILOSOPHY

The Funds use a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with Harris Associates L.P.'s (the "Adviser") estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what the Adviser believes is a company's intrinsic value presents the best opportunity to achieve a Fund's investment objective.

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The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include:

•  free cash flows;

•  earnings that are growing and are reasonably predictable; and

•  high level of company management alignment with shareholders.

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

PROCESS

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. The Adviser does not rely upon recommendations generated from other brokerage or investment firms, generally referred to as the "Street." As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

The chief consideration in the selection of stocks for the Funds is the size of the discount of a company's current stock price compared to the Adviser's estimate of the company's intrinsic value. Once the Adviser identifies a stock that it believes is selling at a significant discount compared to the Adviser's estimate of the company's intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for a Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock held by a Fund. The Adviser monitors each portfolio holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

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When considering the selection of stocks for the Funds, the Adviser frequently evaluates whether corporate governance factors could have a negative or positive impact on the intrinsic value or risk profile of a potential investment. Governance factors considered may include, but are not limited to, an issuer's governance structure and other factors that are economically material to a given issuer. The Adviser also will evaluate social and environmental factors depending on the Adviser's view of the materiality of those factors relative to people, process and/or profit issues that affect the competitive position of the investment. To assess these factors, the Adviser may consider information derived from its ongoing dialogue with certain companies, proprietary research, and information from third-party sources. The Adviser will make investment decisions for the Funds that are not based solely on environmental, social, and governance considerations. The Adviser does not currently view certain types of investments, including cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting environmental, social, and governance risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks on these particular investments.

BOTTOM-UP INVESTMENT PROCESS

All portfolio managers at the Adviser strive to abide by a consistent investment philosophy and process. This process involves a collective effort to identify what the managers believe are the best values in the marketplace. Each Fund manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up process:

MANAGING RISK

The Adviser tries to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to the companies' intrinsic value. The Adviser also continuously monitors each portfolio company.

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For Equity and Income Fund, the Adviser attempts to manage the risks of investing in debt by conducting independent evaluations of the creditworthiness of the issuers and by actively managing the average duration of the Fund's portfolio holdings in anticipation of interest rate changes.

Furthermore, for Global Fund, Global Select Fund, International Fund and International Small Cap Fund, the Adviser attempts to manage some of the risks of investing in securities of non-U.S. issuers by considering the relative political and economic stability of a company's home country, the company's ownership structure, and the company's accounting practices.

EQUITY SECURITIES

The types of equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for a Fund is the size of the discount of the market price relative to the Adviser's estimate of the intrinsic value of the company.

DEBT SECURITIES

Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund, Global Fund and Global Select Fund may invest up to 25% of its total assets (each, valued at the time of investment), and each of International Fund and International Small Cap Fund may invest up to 10% of its total assets (each, valued at the time of investment) in debt securities. Equity and Income Fund may invest up to 60% of its assets (valued at the time of investment) in debt securities rated at the time of purchase within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's"), by S&P Global Ratings, a division of S&P Global ("S&P"), or by Fitch Ratings, Inc ("Fitch"). Each Fund (other than Equity and Income Fund) may invest in debt securities that are rated below investment grade (commonly called junk bonds), with no minimum rating requirement for the debt securities in which those Funds may invest. Equity and Income Fund may invest up to 20% of its total assets in debt securities that are unrated or rated below investment grade. Bond Fund may not invest more than 35% of its total assets in debt securities that are unrated or rated below investment grade. Descriptions of the ratings used by S&P, Moody's and Fitch are included in Appendix A to the Statement of Additional Information.

PORTFOLIO STRUCTURE

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on Fund performance; therefore, the portfolio of each Fund, except International Fund, International Small Cap Fund, Select Fund and Global Select Fund, typically holds thirty to sixty stocks rather than hundreds. International Fund typically holds forty-five to sixty-five stocks rather than hundreds. International Small Cap Fund typically holds forty to seventy stocks rather than hundreds. Select Fund and Global Select Fund each generally holds approximately twenty stocks in its portfolio. The Funds may invest in small-, mid-, and large-capitalization companies, but Select Fund

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generally invests in securities of large- and mid-capitalization companies, and Oakmark Fund and Global Select Fund generally invest in securities of larger capitalization companies.

The Adviser's value investment philosophy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so it gives them the time such recognition requires. The Adviser has found that generally it takes three to five years for the gap between stock price and intrinsic value to narrow. Therefore, successful implementation of this value investment philosophy requires that the Funds and their shareholders have a long-term investment horizon.

BOND FUND:

PHILOSOPHY

The Fund uses a value-oriented investment philosophy to select fixed-income securities. This philosophy is based upon the belief that, over time, a security's price converges with Harris Associates L.P.'s (the "Adviser") estimate of its fair value. The Adviser believes that investing in securities priced significantly below what the Adviser believes is a security's fair value presents the best opportunity to achieve a Fund's investment objective. To determine this, the Adviser abides by the following fixed-income tenets:

•  Buy positions at a discount to our fair value

•  Invest in companies expected to reduce default risk over time

•  Maintain a discipline around adding and selling positions consistent with fair value framing

The Adviser's philosophy emphasizes bottom-up credit selection while overlaying a top-down portfolio construction approach to arrive at portfolio weightings for the Fund's investments. Bottom-up security decisions are driven by in-depth credit research that utilizes the Adviser's quantitative and qualitative valuation framework to identify the highest risk-adjusted expected return opportunities. This approach focuses on individual securities rather than specific economic factors or specific sectors.

FIXED INCOME INVESTMENT PROCESS

The Fund deploys a fundamental, value-based investment framework with a bias toward individual security selection in concert with active, top-down fixed-income asset class, interest rate and portfolio duration management. The Fund's fixed income process involves a collective effort to identify what the managers

78 | The Oakmark Funds

believe are the best values in the marketplace. The following chart illustrates how the managers typically construct a portfolio based on the fixed income process:

To facilitate its selection of investments that meet the criteria described above, the Adviser primarily uses independent, in-house research. The Adviser does not rely upon recommendations gathered from other brokerage or investment firms, generally referred to as the "Street." The top-down portfolio overlay is driven by an analysis of forward-looking economic indicators along with the Adviser's yield curve and interest rate forecasts.

When considering the selection of investments for the Fund, the Adviser frequently evaluates whether corporate governance factors could have a negative or positive impact on the intrinsic value or risk profile of a potential investment. Governance factors considered may include, but are not limited to, an issuer's governance structure and other factors that are economically material to a given issuer. The Adviser also will evaluate social and environmental factors depending on the Adviser's view of the materiality of those factors relative to people, process and/or profit issues that affect the competitive position of the investment. To assess these factors, the Adviser may consider information derived from its ongoing dialogue with certain companies, proprietary research, and information from third-party sources. The Adviser will make investment decisions for the Fund that are not based solely on environmental, social, and governance considerations. The Adviser does not currently view certain types of investments, including cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting environmental, social, and governance risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks on these particular investments.

The Adviser believes that holding a smaller number of securities allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the

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Fund's portfolio will typically hold less securities than fixed income indexes and typical fixed income-oriented open-end funds.

MANAGING RISK

The Adviser attempts to manage the risks of investing in fixed-income securities by conducting independent evaluations of the creditworthiness of the issuers and by actively managing the average duration of the Fund's portfolio holdings in anticipation of interest rate changes. The three-pronged approach includes liquidity analysis, scenario stress tests and portfolio analytic reviews.

PORTFOLIO STRUCTURE

The Adviser seeks to optimize the number of positions in an attempt to increase security selection attribution and minimize execution costs, while balancing key risks; therefore, the portfolio of the Fund typically holds 90-100 issuers. Under normal market conditions, the Adviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years. The duration of the Fund's portfolio may vary materially from its target, from time to time, and there is no assurance that the duration of the Fund's portfolio will meet its target.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed-income securities, and other investments that the Adviser believes have similar economic characteristics, including other investment companies that provide investment exposure to such securities. The Fund invests at least 65% of its net assets in U.S. securities.

FIXED-INCOME SECURITIES

The Fund invests in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities. Fixed-income securities in which the Fund may invest include investment grade corporate bonds; U.S. or non-U.S.-government and government-related obligations (such as, U.S. treasury securities); below investment-grade corporate bonds; agency mortgage backed-securities; commercial mortgage- and asset-backed securities; senior loans (including leveraged loans, bank loans, and/or floating rate loans); assignments; restricted securities (e.g., Rule 144A securities); and other fixed and floating rate instruments. The Fund generally will purchase loans from banks or other financial institutions through assignments or participations.

Additional investment techniques and risks

In addition to the techniques and investments described in each Fund's summary section, each of the Funds may employ the following techniques and investments in pursuing the principal investment strategies described above.

Currency Exchange Transactions. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an

80 | The Oakmark Funds

agreement that involves the exchange of two different currencies on a specific future date at a fixed rate that was agreed upon at the inception of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries that a Fund may invest in, or be exposed to, and are designed to serve as hedges against possible variations in the exchange rates for currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities.

Portfolio hedging uses of a forward contract on an actual or anticipated portfolio securities position that is denominated or quoted in a particular currency or exposed to foreign currency fluctuation. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in, or exposed to, a specific currency or currencies. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. In addition, a Fund may not be able to readily dispose of such contracts at prices that approximate those at which a Fund could sell them if they were more widely traded. The limited liquidity of forward contracts also can affect their market price, thereby adversely affecting a Fund's net asset value. Counterparty risk associated with forward contracts is the risk that changes in the credit quality of a company that serves as a Fund's counterparty with respect to forward contract transactions supported by that party's credit, may affect the value of those instruments. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate its position.

Entering into forward currency contracts also may generate profits or losses for a Fund depending upon movements in the currencies in which the forward currency contract is denominated. The use of forward currency contracts subjects a Fund to counterparty risk, as discussed above. Assets used as cover or held in an account cannot be sold while the position in the corresponding contract is open, unless they are replaced with appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that a Fund's hedging strategy will be successful.
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Large Cash Positions. From time to time, each Fund may temporarily hold a significant portion of its assets in cash, cash equivalents, or money market instruments pending investment of proceeds from new sales of Fund shares, or in anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, or to meet daily cash needs. Taking a large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

Master Limited Partnerships. Each Fund may invest in master limited partnerships ("MLPs"). MLPs are limited partnerships or limited liability companies that are publicly traded and usually taxable as partnerships. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. In general, an MLP is a hybrid legal entity that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. MLPs may derive income and gains from, and the value of an investment in an MLP may be directly affected by the prices of, the underlying assets of the MLP. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more price volatility due to the underlying assets they hold. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. Distributions from an MLP may consist in part of a return of the original investment amount, which would not be taxable to the extent the distributions do not exceed the investor's adjusted basis in its MLP interest.

MLPs generally have two classes of owners, the general partner and limited partners. Consequently, MLPs involve certain risks, such as risks related to potential conflicts of interest between an MLP's unit-holders and the MLP's general partner, risks related to limited control and voting rights on matters affecting MLPs, risks related to the general partner's right to require unit-holders to sell their common units at an inopportune time or price, cash flow risks, and dilution risks.

MLP common units represent a limited partnership interest in the MLP and are generally treated as partnerships for U.S. federal income tax purposes. Should current tax law, or the business of a given MLP, change, it may result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income. This could result in significant tax liability for the MLP, which could adversely impact the Fund and reduce the amount of cash available for distribution by the MLP. Common units are listed and traded on U.S. securities exchanges. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

REITs and Other Real Estate Companies. Each Fund may invest in securities of real estate investment trusts (also known as "REITs") and other real estate company securities. Securities of REITs and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changing social trends regarding working

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arrangements; changes in interest rates and property taxes; declines in property values; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities; casualty or condemnation losses; or other economic, social, political, or regulatory matters affecting the real estate industry. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. In addition, REITs are also subject to the risk of possibly failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Short-Term Investments. In seeking to achieve its investment objective, a Fund ordinarily invests on a long-term basis, but on occasion also may invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

Temporary Defensive Investment Strategies. In response to adverse market, economic, political, or other unusual conditions, and in the interest of preserving the value of its portfolio, a Fund may utilize a temporary defensive investment strategy, if it determines such a strategy to be warranted, by holding cash (U.S. dollars, foreign currencies, or multinational currency units) and/or investing up to 100% of its assets in high-quality debt obligations, money market instruments or repurchase agreements. Under normal market conditions, the potential for income or capital growth on these securities will tend to be lower than the potential for income or capital growth of capital on other securities that may be owned by a Fund. During periods when a Fund has assumed a temporary defensive position, it may miss certain other investment opportunities and it may not achieve its investment objective.

Risk factors

This section provides additional information about a Fund's principal investment risks described in its Fund Summary section. To the extent that a Fund invests in the following types of securities, it may also be subject to the related risks. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

Call Risk. Upon the issuer's desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a "callable security" early, a Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. In addition, the Fund may not benefit from any increase in value that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

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Credit Risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. There are many factors that may impact a particular issuer's credit risk. For example, changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly, factors affecting the industry in which a particular issuer operates, and changes in general social, economic. or political conditions can increase the risk of default by an issuer, which may affect a security's credit quality or value.

Collateralized Mortgage Obligation Risk. Investments in collateralized mortgage obligations ("CMOs") are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. In addition, CMOs typically will be issued in a variety of classes or series ("tranches"), which have different maturities and losses are first allocated to the most junior or subordinated tranches. While CMO collateral is generally issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by any government guarantees. Privately issued CMOs are not U.S. government securities nor are they supported in any way by any U.S. government agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest, and a Fund could experience delays in liquidating its position. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, a Fund could lose money if a company in which it invests becomes financially distressed.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock's price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock's price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the

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option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company's convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered "junior" securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and a Fund could lose its entire investment. To the extent a Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that a Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact a Fund's performance. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate abruptly and significantly and can be affected unpredictably by various factors, including investor perception of a country's economy and changes in interest rates; intervention, or failure to intervene, by governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad. The Adviser may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

Debt Securities Risk. Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will generally affect its net asset value, but generally not the income it receives from debt securities it owns unless it is a variable rate obligation. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

Derivatives Risk. A Fund's exposure to derivatives can involve investment techniques and risks different from those associated with investing in more traditional investments and sometimes the risks of these investments may be magnified in comparison. Derivative transactions may be volatile and can create leverage in a Fund, which may cause the Fund to lose more than the amount of assets initially invested. At times, derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative at the desired time or price. If the Fund's derivative counterparty becomes unwilling or unable to honor its obligations, then the Fund may experience losses. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives.

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Derivatives involve counterparty risk, which is the risk that the other party may fail to comply with the terms of the derivative, including failure to make the required payments. Counterparty risk may arise for various reasons, including the counterparty's financial condition or activities and developments in the general market. Margin, segregation, or collateral practices required for certain derivatives are intended to satisfy contractual undertakings and regulatory requirements and will not prevent a Fund from incurring losses on derivatives. Such undertakings have the potential to limit a Fund's ability to pursue other opportunities as they arise and the assets used for these purposes are not available to meet Fund redemptions.

Fees, commissions, or other costs connected to these investments may reduce a Fund's gains or exacerbate losses. In addition, there may be different tax consequences for a Fund's use of derivatives than for an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Therefore, at times, a Fund may need to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments may be impacted by changes in legislation, regulations, or other legally binding authority, including federal income tax.

In compliance with Rule 18f-4, each Fund qualifies as a limited derivatives user under Rule 18f-4 of the Investment Company Act of 1940, as amended (the "1940 Act") and has adopted policies and procedures to manage its derivatives risk.

Further changes in regulation relating to a mutual fund's use of derivatives and related instruments may limit the availability of derivatives, increase the costs of derivatives, or otherwise adversely affect the value of derivatives impacting a Fund's performance. Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. Forward contracts do not have limitations on daily price movements. Changes in foreign exchange regulations by governmental authorities may affect the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to exit a position when desired.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower a Fund's return. There can be no guarantee that the use of options will increase a Fund's return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

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By writing put options, a Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When a Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. If an option that a Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. Generally, the risk of loss associated with swaps is limited to the net amount of payments that a Fund is contractually obligated to make or, in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. However, if a Fund sells a credit default swap it may lose the entire notional amount of the swap.

Emerging Markets Risk. Investments in emerging markets may be considered speculative. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and/or more dependent on relatively few industries, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Focused Portfolio Risk. A Fund's portfolio may be invested in a relatively small number of stocks—rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases a Fund's volatility and may lead to greater losses.

Government-Sponsored Entity Securities Risk. Each Fund may invest in government-sponsored entity securities, which are securities issued or guaranteed by entities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks, among others.

There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae,

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Maritime Administration or Small Business Administration. These securities have the lowest credit risk. Other types of securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the United States. For example, some securities are supported by the right of the agency or instrumentality to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority. As a result, you should be aware that although an issuer may be chartered or sponsored by Acts of Congress, an issuer may not be funded by congressional appropriations, and as such its securities are neither guaranteed nor insured by the U.S. Treasury. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the United States, there can be no assurance that the U.S. government will always provide financial support to the agency or instrumentality. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. A Fund will invest in securities of agencies or instrumentalities only if the Adviser believes that the credit risk involved is acceptable.

It is possible that the securities discussed in this section could be adversely affected by the actions (or inactions) of the U.S. government.

High Portfolio Turnover Risk. A Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund's costs, negatively impact the Fund's performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. A Fund's yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. . Inverse floaters earn interest rates that vary inversely to changes in the short-term interest rates and may decline in value and produce less income or no income when market rates rise. In comparison to a fixed rate security, an investment in an inverse floater may involve greater risk. An inverse floater typically involves leverage, which can magnify a Fund's losses and/or cause the Fund to lose more than its principal investment.

Large Shareholder Risk. Certain large shareholders, may from time to time own a substantial amount of a Fund's shares. There is no requirement that these shareholders maintain their investment in a Fund. There is a risk that such large shareholders or that a Fund's shareholders generally may redeem all or a substantial portion of their investments in a Fund in a short period of time, which could have a significant negative impact on a Fund's NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to

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shareholders and impact a Fund's ability to implement its investment strategy. A Fund's ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, a Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk. Leverage may cause a Fund to be more volatile and can amplify changes in the Fund's net asset value. Derivatives, when-issued and forward-settling securities, and borrowing may create leverage and can result in losses to the Fund that may accelerate the rate of losses and exceed the amount originally invested.

Liquidity Risk. From time to time, the trading market generally or for a particular investment or instrument in which a Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when a Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility, adverse investor perception, economic uncertainty or changes in interest rates. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time, which can be extensive. An inability to sell a portfolio position can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile and an increase in the number of market participants attempting to sell the same or a similar investment at the same time as a Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Fund's ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit a Fund's ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests may be subject to restrictions on transfer. A Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Therefore, at times loan interests may be illiquid and difficult to value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not enforceable uniform settlement standards or remedies for failure to settle. Accordingly, loan interests may have extended settlement periods. In the event of an extended settlement period, cash may not be readily available to a Fund. Therefore, during a period of heavy redemptions, a Fund may have to sell other investments or utilize another liquidity source to meet its obligations. Loan interests may be secured or unsecured. Interests in secured loans have the

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benefit of collateral securing a loan in which a Fund has an interest and, typically, there are restrictive covenants limiting the ability of the borrower to further encumber its assets. The value of the collateral may decline and may become insufficient to cover the amount owed on the loan. In the case of borrower default, bankruptcy or other insolvency laws may limit or delay a Fund's access to the collateral. In the event of a default, lower tier secured loans and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the senior secured lenders, and the remaining collateral may not sufficiently cover the full amount owed on the loan in which a Fund has an interest. In the event that a secured loan is foreclosed, a Fund may be responsible for the costs and liabilities associated with owning and disposing of the collateral. Interests in loans can expose a Fund to the lender's credit risk and may expose the Fund to the credit risk of the underlying borrower. A loan interest may not be deemed a security and, in such case, may not be afforded the same legal protections afforded securities under the federal securities laws.

Covenant lite loans may contain fewer or no restrictive covenants compared to other loans that might enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. Accordingly, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund. In addition, interests in covenant lite loans do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria is breached. A loan interest may be obtained by the assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. Normally, an assignee will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is assigned. However, it is possible that the rights and obligations acquired by the purchaser of a loan assignment may differ from those held by the original lender or the assignor. When a fund receives a loan assignment, it is possible that a Fund could be held liable, or may be called upon to fulfill other obligations.

Alternatively, a loan interest may be obtained by a participation in a loan that is held by another party. When a Fund's loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lender or other party selling the participation interest would not remit the Fund's pro rata share of loan payments to the Fund. It may be difficult for a Fund to obtain an accurate picture of a lender's financial condition.

When the fund receives a loan assignment or owns a loan participation, it is possible that a Fund could be held liable, or may be called upon to fulfill other obligations. The potential for such liability is greater for an assignee than for a participant.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, may vary, sometimes significantly, over

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time and among individual floating rate loans and loans may be subject to wide bid/ask spreads. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.

Courts have held in some situations that loan interests are not "securities," and purchasers, such as a Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. Also, if the Adviser receives material non-public information about the issuer (which is not uncommon in the loan market), a Fund may, as a result, be unable to sell the issuer's securities.

Lower-Rated Debt Securities Risk. Investment in medium- and lower-rated debt securities involves greater risk than investment in investment-grade debt securities, including the possibility of issuer default or bankruptcy. Lower-rated debt securities are obligations of companies rated BB or lower by S&P and Fitch or Ba or lower by Moody's. Lower-rated debt securities are considered speculative and may be in poor standing or actually in default. Medium-rated debt securities are those rated BBB by S&P and Fitch or Baa by Moody's. Securities so rated are considered to have speculative characteristics. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Lower-rated debt securities and medium-rated securities are commonly called junk bonds. An economic downturn could severely disrupt the market in medium and lower rated debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-medium and lower-rated bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

The market for medium- and lower-rated debt securities tends to be less broad than the market for higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may require a greater degree of judgment to establish a price and have greater difficulty selling these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Market Risk. A Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of

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the individual results of the companies in which a Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which a Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates. The foregoing risks could impair a Fund's ability to maintain its operational standards and may result in delays and failures to certain processes, disrupt the operations of the Fund's service providers, impair the ability to complete redemptions, adversely affect the value and liquidity of your investments in the Fund, and negatively impact the Fund's performance. A health crisis may exacerbate other pre-existing political, social and economic risks. Governments and central banks may move to limit these negative economic effects with interventions that may be unprecedented in size and scope, but the ultimate impact of these efforts is uncertain. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to changes and new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large cap companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about such companies, they may have a shorter history of operations, and their stocks may have a more limited trading market than stocks of larger companies.

Mortgage- and Asset-Backed Securities Risk. In addition to being subject to the risks associated with investments in fixed-income securities generally (e.g., prepayment and extension, credit, liquidity and valuation risks), the values of mortgage- and asset-backed securities are influenced by the factors affecting the assets underlying the securities. The value of these securities may be significantly affected by changes in interest rates, the creditworthiness of the parties involved, or the market's perception of issuers. Changes in interest rates may affect these securities more quickly and more significantly than other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, which may increase particularly during periods of market downturn. An unexpectedly high rate of defaults on the underlying assets will decrease the security's value. Enforcing rights against such

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underlying assets in events of default may be difficult or insufficient. There can be no assurance that the U.S. government will provide financial support for defaulting mortgage-backed securities that are not explicitly backed by the full faith and credit of the U.S. government. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity. Asset-backed securities also may not have the benefit of any security interest in the related assets.

If borrowers pay back principal on mortgage-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund's performance could be impacted. In general, a mortgage-backed security might be called or otherwise converted, prepaid or redeemed before maturity due to an excess in cash flow to the issuer or due to a decline in interest rates. In the event there is a prepayment, the Fund would need to reinvest the proceeds, possibly in an investment offering a lower yield or interest rate. On the other hand, in general, slower payoffs or extension may occur if market interest rates rise, which has the effect of increasing the duration or interest rate risk of the impacted securities. In addition, CMOs typically will be issued in a variety of classes or series ("tranches"), which have different maturities and losses are first allocated to the most junior or subordinated tranches. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

Non-Diversification Risk. Each of Select Fund and Global Select Fund is classified as non-diversified. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified Fund's shares. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund's volatility and may lead to greater losses.

Non-U.S. Securities Risk. International investing may allow you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.

You should understand and consider carefully the greater risks involved in investing internationally. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes. They include: less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in non-U.S. markets; imposition of foreign taxes; trade barriers, sanctions and other

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protectionist trade policies (including those of the U.S.);and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements. Different markets or regions may react to developments differently than one another or the U.S. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which have had and may continue to have very negative effects on the economies and securities markets of those countries.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) that are not sponsored by the issuer of the underlying security. To the extent it does so, a Fund may bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

The cost of investing in securities of non-U.S. issuers typically is higher than the cost of investing in U.S. securities. International Fund, International Small Cap Fund, Global Fund and Global Select Fund provide an efficient way for an individual to participate in non-U.S. markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

Non-U.S. securities are generally denominated and traded in foreign currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund's non-U.S. securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar rises compared to a foreign currency, the value of an investment traded in that currency will fall because it will be worth fewer U.S. dollars. The Funds may try to hedge the risk of loss resulting from currency exchange fluctuation; however, there can be no guarantee that any hedging activity will be undertaken or, if undertaken, be successful. Further, hedging activity may reduce the risk of loss from currency fluctuations, but also may limit or reduce the opportunity for gain. Other currency-related risks include the possible imposition of exchange control regulations and currency restrictions that would prevent cash from being brought back to the United States.

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Operational and Cybersecurity Risk. A Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or "hacking") or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on a Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Adviser has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Adviser or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which a Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent a Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Each Fund's investments in other investment companies are subject to the risks of the other investment companies' investments, as well as to the other investment companies' expenses.

Prepayment and Extension Risk. If borrowers pay back principal on certain fixed-income securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, a Fund's performance could be

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impacted. In general, a debt security might be called or otherwise converted, prepaid or redeemed before maturity due to an excess in cash flow to the issuer or due to a decline in interest rates. In the event there is a prepayment, a Fund would need to reinvest the proceeds, possibly in an investment offering a lower yield or interest rate and it may lose any premium it paid to acquire the security. Further if interest rates are declining, a Fund may not benefit from any resulting increase in value. On the other hand, in general, slower payoffs or extension may occur if market interest rates rise, which has the effect of increasing the duration of certain impacted securities. This may heighten the impacted securities' interest rate risk and increase the potential for any resulting price declines.

Region, Sector or Industry Risk. If a Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Restricted Securities Risk. Restricted securities, including securities for which the Adviser has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may not have an active trading market. Accordingly, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. In addition, restricted securities may be illiquid, and it can be difficult to sell them at a time when it may otherwise be desirable to do so or a Fund may be able to sell them only at prices that are less than what a Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to anticipate a loss.

Also, if the Adviser receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.

Sovereign Debt Risk. In addition to the risks associated with non-U.S. investments, foreign sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entities' debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund, European Commission or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to make payments on its obligation or to refinance outstanding debt through the issuance of additional bonds. There is no legal process for collecting sovereign debt that a government does not re-pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Variable and Floating Rate Instruments Risk. The value of variable and floating rate instruments may decline if market interest rates or the interest rates paid by such instruments do not fluctuate according to expectations since such instruments are less sensitive to interest rate changes than fixed rate instruments. Certain types of variable and floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. The value obtained in a when-issued or forward-settling transaction may be less favorable than the price or yield available in the market when the transaction takes place. Conversely, since a Fund is committed to buying such securities at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund's share value and therefore involves a risk of loss if the value of the security to be purchased declines before the settlement date. In addition, failure of a counterparty to complete the transaction may result in a loss to a Fund or missing an opportunity to obtain a price considered advantageous.

Portfolio holdings disclosure

Information on the Funds' portfolio holdings disclosure policies and procedures is available in the Statement of Additional Information. Each Fund posts on Oakmark.com a complete list of its portfolio holdings usually within 10 business days after the Funds' fiscal quarter-end. Generally, no earlier than five business days after a non-fiscal quarter month-end, a Fund may post on Oakmark.com certain portfolio information (such as holding names and weights, but not new holdings since the prior quarter-end). This information will typically remain available at this website until information for the subsequent month or quarter, as applicable, has been posted. Any such update regarding portfolio information would be in addition to and not in lieu of the holdings disclosure policies described above to disclose each Fund's complete list of portfolio holdings on a quarterly basis.

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Descriptions of indices

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). This index is unmanaged and investors cannot invest directly in this index.

The MSCI EAFE Index (Net) is designed to represent the performance of large and mid-cap securities across 21 Developed Markets countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index. This index better reflects the asset class and/or style of the Fund's portfolio.

The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 Developed Markets (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad, U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

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60% S&P 500 Index/40% Bloomberg U.S. Aggregate Bond Index blended index is composed of 60% S&P 500 Index (described above) and 40% Bloomberg U.S. Aggregate Bond Index (described above).

The Russell 1000 Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It is designed to measure the performance of the large cap value segment of the U.S. equity universe.

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Management of the Funds

The Funds' investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser or sub-adviser to individuals, trusts, retirement plans, endowments, foundations and other mutual funds and as manager to private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser's address is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

Subject to the overall authority and supervision of the Board, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel.

Each Fund pays a management fee to the Adviser for serving as investment adviser and for providing administrative services. The fees reflected below are expressed as a percentage of average daily net assets. For the fiscal year ended September 30, 2024, the management fees paid by the Funds, as a percentage of average daily net assets, were:

Fund
Oakmark Fund	0.60%
Select Fund	0.71
Global Fund	0.80
Global Select Fund	0.77
International Fund	0.73
International Small Cap Fund	0.99
Equity and Income Fund	0.53
Bond Fund	0.39

Oakmark Fund pays the Adviser a management fee at the annual rate of 0.666% up to $250 million; 0.641% on the next $250 million; 0.621% on the next $4.5 billion; 0.606% on the next $10 billion; 0.576% on the next $5 billion; 0.546% on the next $5 billion; 0.516% on the next $10 billion; and 0.496% over $35 billion.

Select Fund pays the Adviser a management fee at the annual rate of 0.758% up to $250 million; 0.733% on the next $250 million; 0.713% on the next $3.5 billion; 0.693% on the next $5 billion; 0.633% on the next $2 billion; and 0.608% over $11 billion.

Global Fund pays the Adviser a management fee at the annual rate of 0.830% up to $250 million; 0.805% on the next $250 million; 0.785% on the next $4.5 billion; 0.770% on the next $10 billion; and 0.760% over $15 billion.

Global Select Fund pays the Adviser a management fee at the annual rate of 0.800% up to $250 million; 0.775% on the next $250 million; 0.755% on the next $4.5 billion; 0.740% on the next $10 billion; and 0.730% over $15 billion.

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International Fund pays the Adviser a management fee at the annual rate of 0.785% up to $250 million; 0.760% on the next $250 million; 0.740% on the next $4.5 billion; 0.725% on the next $10 billion; 0.710% on the next $20 billion; 0.700% on the next $5 billion; 0.690% on the next $5 billion; and 0.680% over $45 billion.

International Small Cap Fund pays the Adviser a management fee at the annual rate of 1.020% up to $250 million; 0.995% on the next $250 million; 0.975% on the next $4.5 billion; 0.960% on the next $10 billion; and 0.950% over $15 billion.

Equity & Income Fund pays the Adviser a management fee at the annual rate of 0.580% up to $250 million; 0.555% on the next $250 million; 0.535% on the next $4.5 billion; 0.505% on the next $5 billion; 0.475% on the next $3 billion; 0.445% on the next $3.5 billion; 0.415% on the next $10 billion; and 0.385% over $26.5 billion.

Bond Fund pays the Adviser a management fee of 0.39% of the Fund's average daily net assets.

The Adviser has contractually agreed to reimburse each Fund Class to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average daily net assets of that class:

Fund*	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark Fund	1.40%	1.15%	1.10%	0.95%
Select Fund	1.50	1.25	1.20	1.05
Global Fund	1.55	1.30	1.25	1.10
Global Select Fund	1.55	1.30	1.25	1.10
International Fund	1.55	1.30	1.25	1.10
International Small Cap Fund	1.75	1.50	1.45	1.30
Equity and Income Fund	1.25	1.00	0.95	0.80
Bond Fund	0.74	0.54	0.52	0.44

* The agreement for each Fund is effective through January 27, 2026. The Adviser is entitled to recoup from assets attributable to any Fund class amounts reimbursed to that Fund class, except to the extent that the Fund class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund class for that fiscal year to exceed the applicable limit shown above or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three years after the year in which the reimbursement occurred.

A discussion regarding the basis for the approval of the Funds' current investment advisory agreements with the Adviser by the Board will be available in the Funds' Form N-CSR dated March 31, 2025.

Neither this prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders are not parties to, or intended to be third-party beneficiaries of, those contractual arrangements.

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This prospectus and the Statement of Additional Information provide information concerning each Fund that you should consider in determining whether to purchase shares of a Fund. Each Fund may make changes to this information from time to time.

Portfolio managers

Oakmark Fund is managed by William C. Nygren, CFA, Michael A. Nicolas, CFA, and Robert F. Bierig. Mr. Nygren joined the Adviser as an analyst in 1983 and was the Adviser's Director of Research from September 1990 to March 1998. He holds an M.S. in Finance from the University of Wisconsin—Madison (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Nicolas joined the Adviser as an analyst in 2013. He holds a B.A. in Business Administration from the University of Wisconsin-Madison (2002). Mr. Bierig joined the Adviser in 2012 as an investment analyst. He holds a B.A. in economics from Duke University (2000).

Select Fund is managed by Mr. Nygren, Mr. Bierig, and Alexander E. Fitch, CFA. Mr. Fitch joined the Adviser as a research associate in 2011 and was an analyst from 2013 to 2019. He holds a B.A. from DePauw University (2010).

Global Fund is managed by David G. Herro, CFA, Mr. Coniaris, M. Colin Hudson, CFA, John A. Sitarz, CFA, CPA and Eric Liu, CFA. Mr. Coniaris, Mr. Hudson, and Mr. Sitarz manage the Fund's U.S. holdings, and Mr. Herro, and Mr. Liu manage the Fund's non-U.S. holdings. Mr. Coniaris joined the Adviser as a research associate in 1999 and was an analyst from 2003 to 2019. He holds an M.B.A. from Northwestern University (2005) and a B.A. from Wheaton College (1999). Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. He holds an M.A. in Economics from the University of Wisconsin—Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin—Platteville (1983). Mr. Hudson joined the Adviser as an analyst in 2005. He holds an M.B.A. in Finance from Indiana University (1999), an M.S. in Geology from Indiana University (1995) and a B.A. in Economics from DePauw University (1992). Mr. Sitarz joined the Adviser in 2013 as a research assistant and was a research associate from 2015 to 2017. Mr. Liu joined the Adviser in 2009 as an analyst. He holds an M.B.A. from the University of Chicago (2009) and a B.A. from the University of California Los Angeles (2001).

Global Select Fund is managed by Mr. Herro, Mr. Coniaris, Eric Liu, CFA, Mr. Hudson, and Mr. Sitarz. Mr. Coniaris, Mr. Hudson, and Mr. Sitarz manage the Fund's U.S. holdings, and Mr. Herro and Mr. Liu manage the Fund's non-U.S. holdings.

International Fund is managed by Mr. Herro, Michael L. Manelli, CFA, and Mr. Liu. Mr. Manelli joined the Adviser as an international analyst in 2005. He holds a B.B.A. from the University of Iowa (2000).

International Small Cap Fund is managed by Mr. Herro, Mr. Manelli and Justin D. Hance, CFA. Mr. Hance joined the Adviser in 2010 as an analyst. He holds a B.A. in Economics and Legal Studies from Claremont McKenna College (2006).

Equity and Income Fund is managed by Mr. Hudson, Adam D. Abbas, Mr. Nicolas, and Mr. Fitch. Mr. Abbas joined the Adviser as an analyst in 2018. He holds an

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M.B.A. from the University of Chicago (2013) and a B.S. from Northwestern University (2004).

Bond Fund is managed by Mr. Hudson and Mr. Abbas.

The Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund(s) each such portfolio manager manages.

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Investing with the Oakmark Funds

The Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. Shares of the Funds may be held directly with the Funds or through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. You may separately pay a commission to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus.

Eligibility to buy shares

All Funds. Each Fund generally is available for purchase only by residents of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands. The Adviser, at its sole discretion, and on a case-by-case basis, may make exceptions regarding the eligibility requirements of any share class.

Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to suspend the offering of shares, or reject any exchange or purchase order.

If you invest in any class of shares of a Fund through an intermediary, the policies and procedures by which you can purchase and redeem shares may be governed by your intermediary. If you transact in any class of shares, you may be required to pay a commission to your intermediary acting as your broker. You may be eligible to transact in the other share classes that are offered by the Fund that have different fees and expenses. Please contact your intermediary for information on how to purchase and redeem your class of shares, or contact an Oakmark investor service representative at 1-800-OAKMARK (625-6275).

Share class eligibility

Investment Minimums. The Funds' initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

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	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Types of Accounts. Shares of the Oakmark Funds are offered for purchase only to:

•  individuals, trusts, estates, endowments or foundations who purchase directly from the Fund, or non-omnibus accounts held through certain financial intermediaries, with no initial minimum purchase for Investor Class Shares, and an initial minimum purchase of $100,000, for Advisor Class Shares, $250,000, for Institutional Class Shares, or $1,000,000, for R6 Class Shares

•  employee retirement and other benefit plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Shares of an Oakmark Fund in plan level or omnibus accounts on behalf of participants, with no initial minimum investment requirements; and

•  any other individual or entity investor who purchases Shares through an intermediary, where (i) such intermediary has entered into an agreement with the Funds' distributor and/or the Adviser that specifically authorizes offering shares of the Oakmark Funds within such platform; and (ii) the intermediary holds the investor's shares through an omnibus account with the Fund, with no initial minimum investment requirements.

•  R6 Class Shares are offered primarily to investors whose intermediaries do not require or expect to receive any payments in the connection with investments in R6 Class Shares. Neither the Fund nor the Adviser and/or distributor will pay the intermediary for sales or services provided to the Fund and its shareholders with respect to R6 Class Shares.

Share price

Net Asset Value. The share price is also called the net asset value (the "NAV") of a share. The NAV of shares of each class is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders

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and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers.

Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value.

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All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data.

Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for FLEX options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (OVME) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME.

If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with the Funds' valuation procedures approved by the Board. The Board designated the Adviser as the Funds' valuation designee (as defined by Rule 2a-5 of the 1940 Act). The valuation designee is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Purchase Price and Effective Date. Each purchase of a Fund's shares is made at the NAV of the relevant class of shares, next determined as follows:

•  A purchase by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by the Funds' transfer agent of your check or wire transfer or your electronic transfer investment instruction.

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An order is not accepted until the Funds' transfer agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

•  A purchase through an intermediary that is an authorized agent of the Fund for the receipt of orders, is made at the NAV next determined after the intermediary receives and accepts the order.

•  A purchase through an intermediary that is not an authorized agent of the Fund for the receipt of orders, is made at the NAV next determined after the Fund's transfer agent receives and accepts the order.

Each Fund reserves the right to reject any purchase order accepted by an intermediary if it determines that the order is not in the best interests of the Fund or its shareholders.

Share price information for each Fund may be obtained by visiting Oakmark.com or by calling 1-800-OAKMARK (625-6275) and choosing menu option 1 to access our voice recognition system.

PURCHASING, REDEEMING, EXCHANGING AND CONVERTING FUND SHARES

Through an intermediary

You may open an account and purchase, redeem or exchange your shares through an intermediary. You should contact your intermediary for further details. If you buy shares of a Fund through an intermediary, the intermediary may charge a fee for its services.

For shares held directly

The following sections regarding Purchasing Fund Shares, Adding to your Account, Redeeming Fund Shares, and Exchanging or Converting Fund Shares, relate to Fund Shares held directly with the Funds.

Purchasing Fund Shares. To purchase shares directly from a Fund, visit Oakmark.com and go to Investing With Us under Resources to apply online or to obtain the necessary forms to purchase by mail.

See "Investing with The Oakmark Funds—Share Class Eligibility—Investment Minimums" in this prospectus for information regarding investment minimums for Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares.

Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.

Each Fund reserves the right to cancel any purchase order it accepts.

The maximum initial investment via Oakmark.com is $5,000,000.

The Funds do not accept cash, travelers checks, credit card convenience checks, starter checks, checks made payable to a party other than the Oakmark

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Funds, checks drawn on banks outside of the United States or purchase orders specifying a particular purchase date or price per share.

The Adviser provides an eligible money market fund option outside the Oakmark Funds through the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund, a portfolio of the Goldman Sachs Trust. These shares are not offered or being sold through this prospectus and may be purchased directly or by exchanging shares of a Fund. Prior to making such a purchase or exchange, you should carefully read the prospectus for the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund. This eligible money market fund option is not an offering or recommendation on the part of the Adviser of an investment in such fund and purchases or exchanges in such fund are subject to the terms and conditions outlined for purchase and exchange in the Goldman Sachs Financial Square Treasury Solutions Fund Administration Shares prospectus. In addition, all transaction orders, including exchanges between the Oakmark Funds and these shares, must generally be received prior to 3:00 p.m. Eastern time on days such shares are open to be processed that day. Orders received after 3:00 p.m. will be processed the next business day. You can obtain a copy of the prospectus for the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund through your investment provider or by calling the Adviser at 1-800-OAKMARK (625-6275). Prior to January 28, 2025, the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund were called Oakmark Units for purposes of exchanges into and out of the Oakmark Funds. Effective January 28, 2025, these shares will be called the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund.

Adding to your Account. You may add to your existing account in one of the following ways:

•  Online—Visit Oakmark.com, log in to your account and then follow the instructions.

•  Mail—Send your check made payable to the Oakmark Funds with either the investment stub or a letter of instruction that includes the Fund name, your account number, and the name in which your account is registered to the following address:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Phone—If you established bank information, call 1-800-OAKMARK (625-6275).

•  Automatic Investment Plan—Subsequent purchases will be made automatically from your bank account based on the schedule and dollar amount you specify. To establish:

o  Visit Oakmark.com, log in to your account and then follow the instructions, or

o  Choose the automatic investment plan on your New Account Registration Form or complete the Shareholder Services Form at Oakmark.com.

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•  Wire—Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA# 9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.

•  Payroll Deduction Plan—Complete the Payroll Deduction Form at Oakmark.com. Payroll deduction allows you to purchase shares of the Fund on a periodic basis by instructing your employer to deduct from your paycheck a specified dollar amount.

Redeeming Fund Shares. You may redeem from a Fund directly in one of the following ways:

•  Online—Visit Oakmark.com, log in to your account and then follow the instructions.

•  Mail—Complete the Redemption Request Form at Oakmark.com to redeem from your regular account or the IRA Distribution Form for an IRA account and send to the following address:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Phone—Call 1-800-OAKMARK (625-6275).

•  Automatic Redemption Plan—You may automatically redeem a fixed dollar amount of shares on a periodic basis and have the proceeds sent by check to you or deposited by electronic transfer into your bank account. To establish:

o  Visit Oakmark.com, log in to your account and then follow the instructions, or

o  Complete the Shareholder Services Form or IRA Distribution Form at Oakmark.com. If you are age 72 or older and want to establish ongoing required minimum distributions, please complete the IRA Required Minimum Distribution (RMD) Form at Oakmark.com.

STAMP2000 Medallion Signature Guarantee. In some instances, a redemption request must have a Medallion Signature Guarantee. A STAMP2000 Medallion Signature Guarantee must be included in your request to redeem your Fund shares, and your request must be in writing, if:

•  you wish to redeem more than $100,000;

•  your account address has been changed within the last 15 days;

•  the redemption check is to be mailed to an address different from the one on your account;

•  the redemption check is to be made payable to someone other than the registered account owner;

•  you are instructing a Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds; or

•  you are instructing a Fund to transmit the proceeds to a bank account that was added online within the last 60 days.

You may be able to obtain such a signature guarantee from a bank, securities broker dealer, credit union (if authorized under state law), securities exchange or

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association, clearing agency or savings association. You cannot obtain a signature guarantee from a notary public.

If you are requesting to add bank information to an existing Oakmark account in writing, all Oakmark account owners must obtain a Medallion Signature Guarantee. If there is no name in common between the Oakmark account owners and the bank account owners, ALL Oakmark account owners and bank account owners must obtain a Medallion Signature Guarantee. A Medallion Signature Guarantee is not required when adding bank information online; however, it will be required, as noted above, when instructing a Fund to transmit proceeds to such bank within 60 days of the addition.

The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received. See "Investing with The Oakmark Funds—Share Price—Net Asset Value" in this prospectus for additional information.

A redemption request received online or by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

You may not redeem online or by telephone shares held in an account for which you have changed the address within the preceding 15 days.

The Funds cannot accept a redemption request that specifies a particular redemption date or price.

A redemption may have tax consequences, you should consult your tax advisor.

Once a Fund receives your redemption order, you may not cancel or revoke it.

If you recently made a purchase by check or electronic transfer, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days from the purchase date.

If the proceeds of your redemption are to be sent by check, the Funds generally will mail redemption proceeds within seven days after receipt of your redemption request. You may select the overnight delivery option for your check for a fee. Overnight delivery is not available to a P.O. Box.

If the proceeds of your redemption are to be sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive "good funds" for at least one week thereafter. Payment of the proceeds will normally be sent on the next business day after receipt of your request. Payment of the proceeds will be made by electronic transfer only to a bank account previously designated by you at a bank that is a member of the ACH system. Confirm with your bank or credit union that it is a member of ACH.

If the proceeds of your redemption are to be sent by wire, the cost of a wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account. Your bank also may charge an incoming wire fee. A wire transfer will normally result in your bank

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receiving "good funds" on the business day following the date of redemption of your shares.

The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

Under both normal and stressed market conditions, the Funds generally intend to pay all redemptions in cash. The Funds typically expect to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. The Funds may also satisfy redemption requests by drawing from an available line of credit, using redemptions in-kind, participating in a liquidity program with a service provider, or borrowing from a different Fund pursuant to the Funds' Interfund Lending Program.

Exchanging or converting fund shares

Subject to the applicable rules of the SEC, each Fund reserves the right to modify or terminate the exchange or conversion privileges at any time. The Funds may refuse at any time any exchange request it considers detrimental to a Fund. You should consult your own tax advisor for advice about the particular federal, state, and local tax consequences before making an exchange.

You may request an exchange in one of the following ways:

•  Online—Visit Oakmark.com, log in to your account and then follow the instructions. Exchanges between classes of shares of the same Fund cannot be performed online.

•  Mail—Complete the Redemption Request Form at Oakmark.com and send to the following address:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Phone—Call 1-800-OAKMARK (625-6275).

Exchanges between Different Funds of the Same Class of Shares. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

Obtain the current prospectus for the Fund into which you are exchanging by visiting Oakmark.com or by calling 1-800-OAKMARK (625-6275).

An exchange transaction is a redemption of shares in one Fund and a simultaneous purchase of shares in a different Fund that, for federal income tax purposes, may result in a capital gain or loss.

An exchange request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day, except for exchanges between the Oakmark Funds and an eligible money market fund. See "Investing with The Oakmark Funds—Purchasing, Redeeming, Exchanging and Converting Fund Shares" for more information.

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The Funds may refuse at any time any exchange request it considers detrimental to a Fund.

Exchanges between Classes of Shares of the Same Fund. You may generally exchange shares of each Fund for shares of a different class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange.

Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as an exchange transaction.

Conversion of Shares due to Eligibility or Ineligibility. Each Fund may convert shares of any account held directly with such Fund in the Investor Class to that Fund's Advisor Class, Institutional Class, or R6 Class and may convert shares in the Advisor Class to that Fund's Institutional Class or R6 Class, provided the account satisfies the eligibility criteria of that class. Each Fund may also convert shares of any account held directly with such Fund in Institutional Class to that Fund's R6 Class, provided the account satisfies the eligibility criteria of that class.

Each Fund may convert shares of any account held directly with such Fund in the Advisor Class to that Fund's Investor Class and in the Institutional Class to that Fund's Advisor Class or Investor Class, if a shareholder no longer satisfies the eligibility criteria of that class. Each Fund may also convert shares of any account held directly with such Fund in the in the R6 Class to that Fund's Institutional Class or Advisor Class, if a shareholder no longer satisfies the eligibility criteria of that class.

Share balances of accounts held directly with each Fund are examined on a periodic basis to determine an account's eligibility for conversion. Shareholders will be notified in writing before any such conversion to another class.

Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for a conversion between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a conversion transaction.

Redemptions in-Kind. Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Net Asset Value" above, except that each Fund, except Bond Fund, is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. The specific security or securities to be distributed will be determined by the Fund and could include a pro-rata slice of the Fund's portfolio or a non-pro-rata slice of the Fund's portfolio depending upon various circumstances and subject to the Funds' policies and procedures and any applicable laws or regulations.

Redemptions in-kind may reduce the need for a Fund to maintain cash reserves, reduce Fund transaction costs, reduce the need to sell Fund investments at inopportune times, and lower Fund capital gain recognition.

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In some circumstances, in order to meet Fund liquidity needs, for optimization of the Fund's portfolio, or a combination thereof, a Fund in its discretion may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in the Fund, to receive their redemption in-kind rather than in cash. A Fund's ability to pay these redemption proceeds in-kind relieves the Fund of the need to sell the securities that are distributed in-kind and incur brokerage and other transaction costs associated with such sale. As with other redemption-in-kind transactions, a Fund would enter into these transactions only when the Fund determines it to be in the Fund's best interest to do so, and in accordance with the Fund's policies on redemptions in-kind. The Funds' procedures adopted to discourage excessive or abusive trading activities do not apply to the transactions described in this paragraph, as the Adviser has determined that these transactions are not detrimental to the remaining shareholders of a Fund.

With any redemption in-kind, a shareholder who receives securities through a redemption in-kind and desires to convert them to cash may incur brokerage and other transaction costs in selling the securities. Also, there may be a risk that redemption in-kind activity could negatively impact the market value of the securities distributed in-kind and, in turn, the NAV of Funds that hold securities that are being distributed in-kind. The Adviser believes that the benefits to a Fund of redemptions in-kind will generally outweigh the risk of any potential negative NAV impact.

Excessive Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading also may require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.

The Board has adopted policies and procedures that do not accommodate and seek to discourage excessive trading activities. These policies and procedures include, among other things: (1) monitoring trading activity to detect excessive or abusive trading in the Funds' shares; and (2) utilizing a third-party systematic fair valuation service. The Funds monitor selected trading activity on a daily basis. If the Funds determine that a shareholder has engaged in excessive or abusive trading, which involves a number of round-trip trades of a certain size within a particular time frame, the Funds may temporarily restrict the shareholder's account from subsequent purchases. In addition, each Fund reserves the right to reject or restrict, without prior notice, any purchase or exchange order it receives, including any order from a retirement plan participant, and any order transmitted by a shareholder's or retirement plan participant's intermediary, that Fund management determines, in its sole discretion, not to be in the Fund's best interest. The Funds also reserve the right to reject or restrict all purchases received from any shareholder or intermediary,

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including retirement plans, even if not all shareholders or plan participants investing through that intermediary are involved in excessive trading.

The Funds' procedures adopted to discourage excessive or abusive trading activities do not apply to:

•  shares acquired by automatic reinvestment of dividends or distributions of a Fund;

•  shares redeemed pursuant to a systematic withdrawal plan;

•  shares redeemed following the death or disability (as defined in the Code) of the shareholder, including a registered joint owner;

•  shares purchased by or through a 529 plan;

•  shares acquired as an investment through a "fund of funds";

•  shares redeemed as a result of involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund or pursuant to the requirements of the Funds' anti-money laundering policies and procedures;

•  shares redeemed to return excess contributions or in connection with required minimum distributions from retirement accounts;

•  shares redeemed in connection with a court order, including a qualified domestic relations order, or in connection with a shareholder's forfeiture of assets;

•  shares converted and exchanged from one share class to another share class in the same Fund;

•  shares acquired, redeemed, or exchanged through a firm discretionary program where purchases and redemptions are often made at a home office or firm level on behalf of a client;

•  shares acquired in connection with a change in account registration;

•  shares redeemed by a liquidity service provider under a liquidity program; and

•  shares redeemed via certain pro-rata or non-pro-rata redemption in-kind transactions that a Fund determines are in the Fund's best interest.

In addition to the circumstances previously noted, the Funds reserve the right to waive any purchase and exchange restrictions at each Fund's sole discretion where it believes such action is in the Fund's best interests. In order to determine your eligibility to receive a waiver, it may be necessary for you to provide the Funds or your intermediary with information and records regarding your circumstance.

Despite the Funds' efforts to detect and deter abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to identify such activity in certain omnibus accounts and other accounts traded through intermediaries, some of which may be authorized agents of the Funds. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Funds. Consequently, the Funds may not have knowledge of the identity of investors and their transactions as those transactions are submitted to the Funds.

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Under a federal rule, the Funds are required to have an agreement with many of their intermediaries obligating the intermediaries to provide, upon a Fund's request, information regarding the intermediaries' customers and their transactions. However, there can be no guarantee that excessive or abusive trading activity will be detected, even with such agreements in place. The Funds may not accept purchase orders from intermediaries who materially fail to comply with such agreements.

To the degree the Funds are able to detect excessive trading in accounts maintained by an intermediary, the Funds will seek the cooperation of the intermediary to stop such trading. However, there can be no assurance that the intermediary will cooperate in all instances. Certain intermediaries may not presently possess the operational or technical capabilities to track purchase, redemption or exchange orders made by an individual investor as requested by the Funds. Certain intermediaries, in particular retirement plan administrators and sponsors, may possess other capabilities or utilize other techniques to deter excessive trading upon which the Funds may rely. These other capabilities and techniques may be more or less restrictive than those utilized by the Funds. Accordingly, you should consult with your intermediary to determine what purchase and exchange limitations may be applicable to your transactions.

Small Account Policy. Each Fund reserves the right to redeem shares in any account, including any account held in the name of an intermediary, and send the proceeds to the registered owner of the account if, as a result of redemptions, the account value falls below the minimum initial investment amount for the Advisor Class, Institutional Class and R6 Class, as described above. A Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum to provide the owner at least 30 days to make additional investments and increase the account value.

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Shareholder services

For investors who hold shares directly with the Funds and not through an intermediary.

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and sales of Fund shares, as well as periodic statements. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. Shares redeemed using a systematic withdrawal plan and paid by electronic transfer (ACH) or wire transfer to your bank account will be confirmed to you quarterly. In addition, the Funds will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.

The Funds reduce the number of duplicate prospectuses and annual and semi-annual shareholder reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Electronic Delivery of Fund Documents. You may elect to receive the Funds' prospectus, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on Oakmark.com. To receive the Funds' documents electronically, you must have an e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time.

Customer Identification Program. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the Funds will ask you to provide certain identifying information on the account application. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next

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calculated after the Funds determine that they are unable to verify your identity; so, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

Additionally, the Funds are required to comply with various anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. In addition, the Fund may be required to transfer the account or proceeds of the account to a government agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken these actions.

IRA Plans. The Funds have a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account, SEP IRA or SIMPLE IRA on a tax-sheltered basis in the Funds or an eligible money market fund. The plan also permits you to "roll over" or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a SEP, you may establish a Traditional IRA with a Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting Oakmark.com or calling an investor service representative at 1-800-OAKMARK (625-6275).

Establishing Privileges. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, visit Oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK (625-6275) to request the appropriate form.

Voice Recognition System. To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or an eligible money market fund, or to order duplicate statements, call the Funds' Voice Recognition System, at 1-800-OAKMARK (625-6275). Please note: you must have a personal identification number (a "PIN") to access account information through 1-800-OAKMARK (625-6275).

Website. To learn more about the Oakmark Funds, or to obtain a summary prospectus, the statutory prospectus, account application, shareholder report, account servicing form, or each Fund's daily NAV, or to read portfolio manager commentaries visit Oakmark.com. To perform transactions, establish systematic investing privileges, change your address, view statements or obtain information about your account, such as your account balance, average cost information, your last transaction and account history, log into your account and follow the instructions.

Telephone and Internet Transactions. You may perform many transactions—including exchanges, purchases and redemptions—by telephone and over the Internet. To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through

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the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a PIN or password, request more information and send written confirmations of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

Whenever we receive a telephone order, we take steps to make sure it is in good order. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

Account Address Change. You may change the address of record for your Fund account by sending written instructions to the Funds at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by calling an investor service representative at 1-800-OAKMARK (625-6275). You may change your address by visiting Oakmark.com and logging in to your account and following the instructions. P.O. Box addresses will only be accepted with accompanying street address information. Please note that a Medallion Signature Guarantee is required if you wish to redeem shares to your address of record within 15 days of an address change.

Account Registration Change. You may change the account registration by sending the Change of Registration Form with a Stamp 2000 Medallion Signature Guarantee, as described above, to the transfer agent at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. See "Investing with The Oakmark Funds—Purchasing, Redeeming, Exchanging and Converting Fund Shares—STAMP2000 Medallion Signature Guarantee" in this prospectus for additional information. Please note that other documentation may be required depending on the type of account registration.

Account Transcripts. You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK (625-6275). The Funds may assess a processing charge for a transcript order.

Expenses

"Other expenses" shown above for each Fund in the section entitled "Fees and Expenses of the Fund" includes legal and auditing fees, transfer agency expenses, shareholder report expenses, custodian fees, shareholder servicing fees and some other expenses.

Escheatment of fund assets

Financial institutions, including the Funds, are required to transfer your financial assets to the state of your account registration if they are unclaimed or deemed abandoned under that state's property laws. This process is referred to as escheatment.

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Abandoned Property. State unclaimed and abandoned property laws generally apply to both unclaimed shares of the Funds and uncashed dividends or other distributions from the Funds. The rules for determining when a security or security distribution is required to be escheated to the state vary considerably by state and may depend on the type of account. Some states require escheatment if you have not initiated contact or activity with the Funds within a specified time period (generally, three or five years). Other states require escheatment only if mailings sent to you are returned as undeliverable by the United States Postal Service. Please check your state's unclaimed or abandoned property laws for specific information.

Please refer to the "Distributions and Taxes—Distributions" section below for the Funds' handling of uncashed dividend or capital gain distribution checks. Importantly, the reinvestment of distributions to your account will not necessarily prevent such amounts or your shares of Fund from being escheated to the state.

A state is typically permitted to sell or liquidate the shares at the prevailing market price. In the event that you seek to reclaim the escheated shares after they have been liquidated, you will generally be able to recover only the amount received by the state when it sold the shares, and not any appreciation that may otherwise have been realized had the shares not been liquidated. IRA assets escheated under state abandoned property laws may be treated as a distribution and amounts withdrawn may be subject to income tax withholding and penalties. You should consult your tax adviser for advice about the particular tax consequences associated with the escheatment of your shares.

Escheatment Prevention. To prevent your assets from being deemed abandoned and escheated, it is recommended that you maintain direct contact with the Funds. Initiate contact with the Funds at least annually by accessing your account through Oakmark.com, sending correspondence to us about your account(s), or calling 1-800-OAKMARK (625-6275) to speak with an investor service representative. Additionally, please notify us of any name and address changes immediately and cash dividend and redemption checks from your account(s) promptly. The Funds make every effort to mail a notice to you if you are at risk of escheatment due to inactivity. Please open all correspondence from the Funds and respond, if necessary.

For investors who hold shares through an intermediary.

If you are an Oakmark investor through an intermediary, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. The fees and policies outlined in this prospectus are set by the Funds and by the Adviser. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to purchase or redeem shares of the Oakmark Funds, investor services, and additional policies.

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Distributions and taxes

Distributions

Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund's portfolio securities. Each Fund, except Equity and Income Fund and Bond Fund, expects to declare and pay dividends annually. Equity and Income Fund expects to declare and pay dividends quarterly. Bond Fund expects to declare and pay dividends monthly. Net realized capital gains, if any, are distributed to shareholders at least annually.

The Adviser may opportunistically use tax loss harvesting methods to lower a Fund's required capital gain distributions. The extent to which the Adviser does so depends upon the Adviser's assessment of a number of relevant factors and is determined by the Adviser when the Adviser believes it is in the best interest of Fund shareholders within the constraints of a Fund's investment objective.

Additionally, the Adviser may determine it is in the best interest of Fund shareholders to distribute portfolio securities in-kind for the purposes of portfolio optimization and/or liquidity purposes when meeting redemption requests. When the Adviser determines to do so, a Fund generally will not recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder, which may reduce the amount of taxable gains the Fund would otherwise be required to distribute.

While the Adviser may seek to reduce the distribution of capital gains as described above, the Funds are not tax-managed funds and therefore do not employ a systematic approach to tax management. In seeking to reduce the distribution of capital gains, there is no assurance that the Adviser will be successful in doing so in every instance and shareholders should expect that each Fund may distribute capital gains from time to time.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by cash or check. For accounts held directly with a Fund, if a dividend or capital gain distribution check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Fund will reinvest the dividend or distribution in additional Fund shares promptly and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional Fund shares unless you contact the Fund and request to receive distributions by cash or check.

Annual distribution estimates may be available prior to payment and may be obtained by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

The Oakmark Funds | 121

Taxes

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

Tax Considerations. For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long shareholders have owned their shares. Distributions that the fund properly reports to shareholders as gains from investments that Fund owned for more than one year ("Capital Gain Dividends") generally are taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the Fund owned for one year or less generally are taxable to shareholders as ordinary income. Distributions that the Fund properly reports to shareholders as "qualified dividend income" are taxable at reduced rates applicable to net capital gain provided that both the shareholder and the Fund meet certain holding period and other requirements.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any Capital Gain Dividends, and net gains recognized on the sale or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If a shareholder sells or otherwise disposes of Fund shares, the shareholder generally will realize a capital gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares and the amount received. Gain or loss, if any, recognized by a shareholder generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less.

The foregoing discussion is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial, or administrative action, possibly with retroactive effect. Such changes may have a negative impact on the Fund or its investors. Shareholders should consult with their own tax advisor regarding potential consequences of changes in tax laws for investors in the Fund.

Please see the SAI for more detailed tax information. Shareholders should consult their tax adviser for more information on your own situation, including possible U.S. federal, state, local, non-U.S. or other applicable taxes.

Redemptions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be

122 | The Oakmark Funds

subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.

Withdrawal. In general, withdrawals from a Traditional IRA are taxable in the year you receive them. If you withdraw from your Traditional IRA, federal income tax will be withheld at a flat rate of 10% (unless when you request your distribution you elect not to have tax withheld or you elect a different withholding amount). Withdrawals from your Roth IRA are not generally subject to tax withholding.

Exchanges. If you perform an exchange transaction of Fund shares for shares of another Oakmark Fund, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as an exchange transaction. You should consult your own tax advisor for advice about the particular federal, state, and local tax consequences before making an exchange.

Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are taxable whether you take them in cash or reinvest them in additional shares.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains, except that "qualified dividend income" of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which currently reach a maximum of 20%. The character of a capital gain as long-term or short-term depends on the length of time that the Fund held the asset it sold.

Every year, each of your Funds will send you and the Internal Revenue Service ("IRS") a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year. Dividends declared during October through December and paid during the following January will be treated for income tax purposes as having been received by shareholders on December 31 of the year in which they were declared.

Cost Basis Reporting. The Funds are required to report to the IRS and furnish to their shareholders "cost basis" information for Fund shares acquired on or after January 1, 2012 ("covered shares") and sold on or after that date. These requirements do not apply to investments through a tax-deferred accounts, such as a 401(k) plan or an individual retirement plan.

For accounts held directly with a Fund, if you redeem covered shares during any year, the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares. The Funds' default cost basis methodology will be an average

The Oakmark Funds | 123

cost calculation of all covered shares. If you and your financial or tax advisor determine another method to be more beneficial to your situation, you will be able to change your default setting to another IRS-accepted cost basis method via Oakmark.com, or by notifying the Funds' transfer agent in writing. The elected cost basis (or the default cost basis method) for each sale of Fund shares may not be changed following the settlement date of each such sale of Fund shares.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Buying Into a Distribution. Purchasing a Fund's shares in a taxable account shortly before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.

A Fund may build up capital gains, dividends and interest during the period covered by a distribution (over the course of the year, for example) when securities in the Fund's portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends. If a Fund qualifies for, and makes, a special election, your share of such foreign taxes will be includable in your income and you may be able to claim an offsetting credit or deduction on your tax return for your share of such foreign taxes.

Backup Withholding. You must furnish to the Funds your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

Foreign Account Tax Compliance Act (FATCA). A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to any shareholder who fails to meet prescribed information reporting or certification requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. In general, no such withholding will occur with respect to a U.S. individual who provides the certifications required to avoid backup withholding; however, shareholders may be requested to provide

124 | The Oakmark Funds

additional information to a Fund to enable the Fund to determine whether withholding is required. You should consult your tax advisor as to the impact of these requirements on your investment in a Fund.

The Oakmark Funds | 125

Financial highlights

The following tables are intended to help you understand each Fund's financial performance during the last five years, unless otherwise noted. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the annual report and is incorporated by reference in the Statement of Additional Information, which is available on request. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

126 | The Oakmark Funds

Oakmark Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$118.59	$93.61	$115.48	$72.67	$77.89
Income from investment operations:
Net investment income(a)	1.76	1.20	0.91	0.43	0.58
Net gain (loss) on investments (both realized and unrealized)	31.72	24.72	(21.04)	42.53	0.86
Total from investment operations	33.48	25.92	(20.13)	42.96	1.44
Less distributions:
Distributions from net investment income	(1.35)	(0.94)	(0.62)	(0.15)	(0.65)
Distributions from capital gains	0.00	0.00	(1.12)	0.00	(6.01)
Total distributions	(1.35)	(0.94)	(1.74)	(0.15)	(6.66)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$150.72	$118.59	$93.61	$115.48	$72.67
Total return	28.39%	27.84%	-17.73%	59.18%	1.18%
Ratios/supplemental data:
Net assets, end of year ($million)	$10,076.8	$7,901.4	$6,489.9	$8,486.6	$6,153.4
Ratio of net investment income to average net assets	1.29%	1.06%	0.81%	0.43%	0.79%
Ratio of gross expenses to average net assets	0.89%	0.91%	0.91%	0.92%	0.96%
Ratio of net expenses to average net assets	0.89%	0.91%	0.89%	0.90%	0.92%
Portfolio turnover rate	42%	52%	65%	19%	35%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$118.70	$93.72	$115.58	$72.67	$77.88
Income from investment operations:
Net investment income(a)	2.02	1.39	1.15	0.61	0.66
Net gain (loss) on investments (both realized and unrealized)	31.74	24.77	(21.05)	42.54	0.87
Total from investment operations	33.76	26.16	(19.90)	43.15	1.53
Less distributions:
Distributions from net investment income	(1.58)	(1.18)	(0.84)	(0.24)	(0.73)
Distributions from capital gains	0.00	0.00	(1.12)	0.00	(6.01)
Total distributions	(1.58)	(1.18)	(1.96)	(0.24)	(6.74)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$150.88	$118.70	$93.72	$115.58	$72.67
Total return	28.63%	28.10%	-17.55%	59.49%	1.30%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,790.1	$2,027.0	$2,477.4	$2,822.8	$3,269.5
Ratio of net investment income to average net assets	1.48%	1.25%	1.03%	0.61%	0.90%
Ratio of gross expenses to average net assets	0.70%	0.70%	0.70%	0.73%	0.85%
Ratio of net expenses to average net assets	0.70%	0.70%	0.68%	0.70%	0.81%
Portfolio turnover rate	42%	52%	65%	19%	35%

a Computed using average shares outstanding throughout the year.

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Oakmark Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$118.72	$93.73	$115.64	$72.72	$77.95
Income from investment operations:
Net investment income(a)	2.07	1.46	1.16	0.70	0.71
Net gain (loss) on investments (both realized and unrealized)	31.74	24.73	(21.05)	42.52	0.87
Total from investment operations	33.81	26.19	(19.89)	43.22	1.58
Less distributions:
Distributions from net investment income	(1.61)	(1.20)	(0.90)	(0.30)	(0.80)
Distributions from capital gains	0.00	0.00	(1.12)	0.00	(6.01)
Total distributions	(1.61)	(1.20)	(2.02)	(0.30)	(6.81)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$150.92	$118.72	$93.73	$115.64	$72.72
Total return	28.68%	28.14%	-17.55%	59.56%	1.36%
Ratios/supplemental data:
Net assets, end of year ($million)	$7,362.5	$4,830.2	$3,572.1	$4,517.7	$1,839.7
Ratio of net investment income to average net assets	1.51%	1.30%	1.03%	0.68%	0.98%
Ratio of gross expenses to average net assets	0.66%	0.68%	0.69%	0.69%	0.79%
Ratio of net expenses to average net assets	0.66%	0.68%	0.67%	0.66%	0.74%
Portfolio turnover rate	42%	52%	65%	19%	35%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$118.77	$93.77	$115.67	$88.42
Income from investment operations:
Net investment income(a)	2.14	1.54	1.25	0.52
Net gain (loss) on investments (both realized and unrealized)	31.75	24.71	(21.10)	26.73
Total from investment operations	33.89	26.25	(19.85)	27.25
Less distributions:
Distributions from net investment income	(1.67)	(1.25)	(0.93)	0.00
Distributions from capital gains	0.00	0.00	(1.12)	0.00
Total distributions	(1.67)	(1.25)	(2.05)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$150.99	$118.77	$93.77	$115.67
Total return	28.74%	28.20%	-17.52%	30.82%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,848.4	$2,094.8	$1,167.2	$1,081.0
Ratio of net investment income to average net assets	1.56%	1.36%	1.13%	0.60	%†
Ratio of gross expenses to average net assets	0.62%	0.63%	0.65%	0.65	%†
Ratio of net expenses to average net assets	0.62%	0.63%	0.63%	0.63	%†
Portfolio turnover rate	42%	52%	65%	19%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

128 | The Oakmark Funds

Oakmark Select Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$61.75	$47.43	$62.27	$37.98	$39.20
Income from investment operations:
Net investment income(a)	0.38	0.25	0.13	(0.03)	0.05
Net gain (loss) on investments (both realized and unrealized)	14.05	14.22	(14.79)	24.32	(0.98)
Total from investment operations	14.43	14.47	(14.66)	24.29	(0.93)
Less distributions:
Distributions from net investment income	(0.36)	(0.15)	(0.03)	0.00	(0.29)
Distributions from capital gains	0.00	0.00	(0.15)	0.00	0.00
Total distributions	(0.36)	(0.15)	(0.18)	0.00	(0.29)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$75.82	$61.75	$47.43	$62.27	$37.98
Total return	23.42%	30.59%	-23.64%	64.01%	-2.45%
Ratios/supplemental data:
Net assets, end of year ($million)	$1,760.0	$1,593.9	$1,318.0	$1,975.3	$1,410.1
Ratio of net investment income to average net assets	0.54%	0.44%	0.21%	(0.06%)	0.14%
Ratio of gross expenses to average net assets	0.99%	1.00%	1.00%	1.01%	1.11%
Ratio of net expenses to average net assets	0.99%	1.00%	0.98%	0.98%	1.04%
Portfolio turnover rate	57%	70%	60%	20%	28%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$61.66	$47.37	$62.21	$37.99	$39.21
Income from investment operations:
Net investment income(a)	0.46	0.31	0.20	0.03	0.10
Net gain (loss) on investments (both realized and unrealized)	14.03	14.21	(14.78)	24.31	(0.97)
Total from investment operations	14.49	14.52	(14.58)	24.34	(0.87)
Less distributions:
Distributions from net investment income	(0.44)	(0.23)	(0.11)	(0.12)	(0.35)
Distributions from capital gains	0.00	0.00	(0.15)	0.00	0.00
Total distributions	(0.44)	(0.23)	(0.26)	(0.12)	(0.35)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$75.71	$61.66	$47.37	$62.21	$37.99
Total return	23.56%	30.77%	-23.55%	64.18%	-2.31%
Ratios/supplemental data:
Net assets, end of year ($million)	$3,539.7	$2,657.6	$2,146.2	$2,454.2	$1,436.2
Ratio of net investment income to average net assets	0.65%	0.56%	0.34%	0.05%	0.27%
Ratio of gross expenses to average net assets	0.87%	0.88%	0.88%	0.89%	1.00%
Ratio of net expenses to average net assets	0.87%	0.88%	0.86%	0.87%	0.92%
Portfolio turnover rate	57%	70%	60%	20%	28%

a Computed using average shares outstanding throughout the year.

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Oakmark Select Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$61.75	$47.43	$62.29	$38.01	$39.23
Income from investment operations:
Net investment income(a)	0.53	0.37	0.25	0.09	0.13
Net gain (loss) on investments (both realized and unrealized)	14.05	14.22	(14.79)	24.32	(0.98)
Total from investment operations	14.58	14.59	(14.54)	24.41	(0.85)
Less distributions:
Distributions from net investment income	(0.49)	(0.27)	(0.17)	(0.13)	(0.37)
Distributions from capital gains	0.00	0.00	(0.15)	0.00	0.00
Total distributions	(0.49)	(0.27)	(0.32)	(0.13)	(0.37)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$75.84	$61.75	$47.43	$62.29	$38.01
Total return	23.69%	30.90%	-23.48%	64.35%	-2.27%
Ratios/supplemental data:
Net assets, end of year ($million)	$751.6	$591.6	$465.6	$638.6	$550.2
Ratio of net investment income to average net assets	0.76%	0.65%	0.42%	0.18%	0.33%
Ratio of gross expenses to average net assets	0.76%	0.78%	0.80%	0.79%	0.93%
Ratio of net expenses to average net assets	0.76%	0.78%	0.78%	0.76%	0.85%
Portfolio turnover rate	57%	70%	60%	20%	28%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$61.75	$47.45	$62.29	$47.61
Income from investment operations:
Net investment income(a)	0.56	0.40	0.27	0.08
Net gain (loss) on investments (both realized and unrealized)	14.06	14.20	(14.78)	14.60
Total from investment operations	14.62	14.60	(14.51)	14.68
Less distributions:
Distributions from net investment income	(0.52)	(0.30)	(0.18)	0.00
Distributions from capital gains	0.00	0.00	(0.15)	0.00
Total distributions	(0.52)	(0.30)	(0.33)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$75.85	$61.75	$47.45	$62.29
Total return	23.75%	30.93%	-23.44%	30.85%
Ratios/supplemental data:
Net assets, end of year ($million)	$622.9	$499.7	$295.2	$331.2
Ratio of net investment income to average net assets	0.80%	0.69%	0.47%	0.16	%†
Ratio of gross expenses to average net assets	0.73%	0.74%	0.75%	0.76	%†
Ratio of net expenses to average net assets	0.73%	0.74%	0.73%	0.74	%†
Portfolio turnover rate	57%	70%	60%	20%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

130 | The Oakmark Funds

Oakmark Global Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.22	$24.79	$36.53	$24.73	$27.52
Income from investment operations:
Net investment income(a)	0.44	0.41	0.37	0.11	0.02
Net gain (loss) on investments (both realized and unrealized)	4.75	6.24	(8.90)	11.74	(1.72)
Total from investment operations	5.19	6.65	(8.53)	11.85	(1.70)
Less distributions:
Distributions from net investment income	(0.53)	(0.22)	(0.34)	(0.05)	(0.40)
Distributions from capital gains	(0.87)	0.00	(2.87)	0.00	(0.69)
Total distributions	(1.40)	(0.22)	(3.21)	(0.05)	(1.09)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$35.01	$31.22	$24.79	$36.53	$24.73
Total return	17.06%	26.88%	-25.74%	47.96%	-6.73%
Ratios/supplemental data:
Net assets, end of year ($million)	$584.8	$581.0	$516.9	$802.1	$645.2
Ratio of net investment income to average net assets	1.35%	1.33%	1.13%	0.31%	0.10%
Ratio of gross expenses to average net assets	1.12%	1.13%	1.13%	1.16%	1.26%
Ratio of net expenses to average net assets	1.12%	1.13%	1.11%	1.13%	1.20%
Portfolio turnover rate	48%	47%	58%	40%	24%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.24	$24.80	$36.57	$24.74	$27.53
Income from investment operations:
Net investment income(a)	0.50	0.42	0.43	0.18	0.07
Net gain (loss) on investments (both realized and unrealized)	4.75	6.29	(8.91)	11.74	(1.73)
Total from investment operations	5.25	6.71	(8.48)	11.92	(1.66)
Less distributions:
Distributions from net investment income	(0.59)	(0.27)	(0.42)	(0.09)	(0.44)
Distributions from capital gains	(0.87)	0.00	(2.87)	0.00	(0.69)
Total distributions	(1.46)	(0.27)	(3.29)	(0.09)	(1.13)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$35.03	$31.24	$24.80	$36.57	$24.74
Total return	17.28%	27.17%	-25.63%	48.25%	-6.61%
Ratios/supplemental data:
Net assets, end of year ($million)	$139.9	$135.8	$152.7	$214.6	$209.0
Ratio of net investment income to average net assets	1.56%	1.35%	1.32%	0.51%	0.26%
Ratio of gross expenses to average net assets	0.93%	0.94%	0.93%	0.96%	1.14%
Ratio of net expenses to average net assets	0.93%	0.94%	0.91%	0.93%	1.08%
Portfolio turnover rate	48%	47%	58%	40%	24%

a Computed using average shares outstanding throughout the year.

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Oakmark Global Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.24	$24.80	$36.58	$24.75	$27.54
Income from investment operations:
Net investment income(a)	0.51	0.51	0.44	0.18	0.08
Net gain (loss) on investments (both realized and unrealized)	4.76	6.21	(8.91)	11.76	(1.73)
Total from investment operations	5.27	6.72	(8.47)	11.94	(1.65)
Less distributions:
Distributions from net investment income	(0.61)	(0.28)	(0.44)	(0.11)	(0.45)
Distributions from capital gains	(0.87)	0.00	(2.87)	0.00	(0.69)
Total distributions	(1.48)	(0.28)	(3.31)	(0.11)	(1.14)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$35.03	$31.24	$24.80	$36.58	$24.75
Total return	17.33%	27.21%	-25.61%	48.31%	-6.57%
Ratios/supplemental data:
Net assets, end of year ($million)	$328.5	$356.4	$285.2	$432.4	$313.4
Ratio of net investment income to average net assets	1.58%	1.65%	1.34%	0.53%	0.33%
Ratio of gross expenses to average net assets	0.89%	0.90%	0.91%	0.92%	1.08%
Ratio of net expenses to average net assets	0.89%	0.90%	0.89%	0.89%	1.02%
Portfolio turnover rate	48%	47%	58%	40%	24%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$31.23	$24.80	$36.58	$31.38
Income from investment operations:
Net investment income(a)	0.54	0.54	0.44	0.23
Net gain (loss) on investments (both realized and unrealized)	4.74	6.18	(8.91)	4.97
Total from investment operations	5.28	6.72	(8.47)	5.20
Less distributions:
Distributions from net investment income	(0.62)	(0.29)	(0.44)	0.00
Distributions from capital gains	(0.87)	0.00	(2.87)	0.00
Total distributions	(1.49)	(0.29)	(3.31)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$35.02	$31.23	$24.80	$36.58
Total return	17.37%	27.15%	-25.57%	16.57%
Ratios/supplemental data:
Net assets, end of year ($million)	$121.0	$109.9	$68.8	$91.9
Ratio of net investment income to average net assets	1.66%	1.73%	1.37%	0.77	%†
Ratio of gross expenses to average net assets	0.86%	0.87%	0.88%	0.89	%†
Ratio of net expenses to average net assets	0.86%	0.87%	0.86%	0.87	%†
Portfolio turnover rate	48%	47%	58%	40%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

132 | The Oakmark Funds

Oakmark Global Select Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$19.88	$15.62	$24.45	$16.86	$16.81
Income from investment operations:
Net investment income(a)	0.23	0.14	0.26	0.06	0.03
Net gain (loss) on investments (both realized and unrealized)	3.64	4.18	(6.88)	7.53	0.24
Total from investment operations	3.87	4.32	(6.62)	7.59	0.27
Less distributions:
Distributions from net investment income	(0.18)	(0.06)	(0.20)	0.00	(0.22)
Distributions from capital gains	0.00	0.00	(2.01)	0.00	0.00
Total distributions	(0.18)	(0.06)	(2.21)	0.00	(0.22)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.57	$19.88	$15.62	$24.45	$16.86
Total return	19.51%	27.70%	-29.77%	45.02%	1.50%
Ratios/supplemental data:
Net assets, end of year ($million)	$335.1	$351.3	$334.3	$574.8	$483.7
Ratio of net investment income to average net assets	1.06%	0.73%	1.22%	0.27%	0.16%
Ratio of gross expenses to average net assets	1.13%	1.14%	1.12%	1.12%	1.25%
Ratio of net expenses to average net assets	1.13%	1.14%	1.10%	1.09%	1.19%
Portfolio turnover rate	44%	32%	46%	49%	33%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$19.87	$15.62	$24.44	$16.85	$16.80
Income from investment operations:
Net investment income(a)	0.26	0.16	0.29	0.09	0.05
Net gain (loss) on investments (both realized and unrealized)	3.64	4.18	(6.86)	7.52	0.24
Total from investment operations	3.90	4.34	(6.57)	7.61	0.29
Less distributions:
Distributions from net investment income	(0.21)	(0.09)	(0.24)	(0.02)	(0.24)
Distributions from capital gains	0.00	0.00	(2.01)	0.00	0.00
Total distributions	(0.21)	(0.09)	(2.25)	(0.02)	(0.24)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.56	$19.87	$15.62	$24.44	$16.85
Total return	19.73%	27.89%	-29.63%	45.21%	1.64%
Ratios/supplemental data:
Net assets, end of year ($million)	$133.8	$136.7	$150.4	$257.6	$392.7
Ratio of net investment income to average net assets	1.23%	0.86%	1.37%	0.43%	0.29%
Ratio of gross expenses to average net assets	0.96%	0.97%	0.95%	0.95%	1.14%
Ratio of net expenses to average net assets	0.96%	0.97%	0.93%	0.92%	1.07%
Portfolio turnover rate	44%	32%	46%	49%	33%

a Computed using average shares outstanding throughout the year.

The Oakmark Funds | 133

Oakmark Global Select Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$19.87	$15.63	$24.46	$16.86	$16.81
Income from investment operations:
Net investment income(a)	0.28	0.19	0.30	0.11	0.06
Net gain (loss) on investments (both realized and unrealized)	3.64	4.16	(6.86)	7.53	0.24
Total from investment operations	3.92	4.35	(6.56)	7.64	0.30
Less distributions:
Distributions from net investment income	(0.23)	(0.11)	(0.26)	(0.04)	(0.25)
Distributions from capital gains	0.00	0.00	(2.01)	0.00	0.00
Total distributions	(0.23)	(0.11)	(2.27)	(0.04)	(0.25)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.56	$19.87	$15.63	$24.46	$16.86
Total return	19.86%	27.92%	-29.57%	45.33%	1.70%
Ratios/supplemental data:
Net assets, end of year ($million)	$453.2	$459.5	$416.6	$762.7	$414.3
Ratio of net investment income to average net assets	1.31%	1.00%	1.44%	0.46%	0.36%
Ratio of gross expenses to average net assets	0.90%	0.90%	0.89%	0.89%	1.07%
Ratio of net expenses to average net assets	0.90%	0.90%	0.87%	0.86%	1.00%
Portfolio turnover rate	44%	32%	46%	49%	33%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$19.89	$15.64	$24.47	$20.65
Income from investment operations:
Net investment income(a)	0.31	0.21	0.31	0.15
Net gain (loss) on investments (both realized and unrealized)	3.62	4.16	(6.86)	3.67
Total from investment operations	3.93	4.37	(6.55)	3.82
Less distributions:
Distributions from net investment income	(0.24)	(0.12)	(0.27)	0.00
Distributions from capital gains	0.00	0.00	(2.01)	0.00
Total distributions	(0.24)	(0.12)	(2.28)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.58	$19.89	$15.64	$24.47
Total return	19.85%	28.04%	-29.54%	18.50%
Ratios/supplemental data:
Net assets, end of year ($million)	$134.0	$113.9	$87.0	$124.1
Ratio of net investment income to average net assets	1.47%	1.09%	1.47%	0.76	%†
Ratio of gross expenses to average net assets	0.84%	0.85%	0.84%	0.84	%†
Ratio of net expenses to average net assets	0.84%	0.85%	0.82%	0.82	%†
Portfolio turnover rate	44%	32%	46%	49%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.
134 | The Oakmark Funds

Oakmark International Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$25.15	$19.27	$28.17	$19.91	$22.88
Income from investment operations:
Net investment income(a)	0.55	0.51	0.58	0.27	0.08
Net gain (loss) on investments (both realized and unrealized)	2.78	6.05	(9.13)	8.08	(2.60)
Total from investment operations	3.33	6.56	(8.55)	8.35	(2.52)
Less distributions:
Distributions from net investment income	(0.50)	(0.68)	(0.35)	(0.09)	(0.45)
Distributions from capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.50)	(0.68)	(0.35)	(0.09)	(0.45)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$27.98	$25.15	$19.27	$28.17	$19.91
Total return	13.32%	34.39%	-30.72%	41.96%	-11.37%
Ratios/supplemental data:
Net assets, end of year ($million)	$5,056.1	$5,865.4	$5,032.4	$8,756.6	$7,959.9
Ratio of net investment income to average net assets	2.10%	2.02%	2.25%	0.99%	0.39%
Ratio of gross expenses to average net assets	1.05%	1.05%	1.06%	1.05%	1.05%
Ratio of net expenses to average net assets	1.05%	1.05%	1.04%	1.02%	1.00%
Portfolio turnover rate	32%	27%	35%	42%	32%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$25.12	$19.27	$28.15	$19.89	$22.86
Income from investment operations:
Net investment income(a)	0.61	0.53	0.62	0.27	0.12
Net gain (loss) on investments (both realized and unrealized)	2.76	6.06	(9.12)	8.11	(2.61)
Total from investment operations	3.37	6.59	(8.50)	8.38	(2.49)
Less distributions:
Distributions from net investment income	(0.54)	(0.74)	(0.38)	(0.12)	(0.48)
Distributions from capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.54)	(0.74)	(0.38)	(0.12)	(0.48)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$27.95	$25.12	$19.27	$28.15	$19.89
Total return	13.54%	34.57%	-30.59%	42.22%	-11.28%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,304.8	$2,582.7	$2,246.8	$3,316.0	$6,282.8
Ratio of net investment income to average net assets	2.33%	2.13%	2.44%	1.03%	0.59%
Ratio of gross expenses to average net assets	0.88%	0.88%	0.88%	0.88%	0.95%
Ratio of net expenses to average net assets	0.88%	0.88%	0.86%	0.85%	0.90%
Portfolio turnover rate	32%	27%	35%	42%	32%

a Computed using average shares outstanding throughout the year.

The Oakmark Funds | 135

Oakmark International Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$25.13	$19.28	$28.19	$19.92	$22.89
Income from investment operations:
Net investment income(a)	0.63	0.57	0.64	0.37	0.13
Net gain (loss) on investments (both realized and unrealized)	2.77	6.04	(9.13)	8.04	(2.60)
Total from investment operations	3.40	6.61	(8.49)	8.41	(2.47)
Less distributions:
Distributions from net investment income	(0.57)	(0.76)	(0.42)	(0.14)	(0.50)
Distributions from capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.57)	(0.76)	(0.42)	(0.14)	(0.50)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$27.96	$25.13	$19.28	$28.19	$19.92
Total return	13.62%	34.65%	-30.54%	42.30%	-11.19%
Ratios/supplemental data:
Net assets, end of year ($million)	$8,074.1	$8,125.2	$7,250.7	$11,748.6	$7,233.5
Ratio of net investment income to average net assets	2.41%	2.26%	2.51%	1.34%	0.62%
Ratio of gross expenses to average net assets	0.81%	0.81%	0.81%	0.80%	0.87%
Ratio of net expenses to average net assets	0.81%	0.81%	0.79%	0.77%	0.82%
Portfolio turnover rate	32%	27%	35%	42%	32%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$25.15	$19.29	$28.20	$25.83
Income from investment operations:
Net investment income(a)	0.63	0.58	0.67	0.38
Net gain (loss) on investments (both realized and unrealized)	2.78	6.05	(9.15)	1.99
Total from investment operations	3.41	6.63	(8.48)	2.37
Less distributions:
Distributions from net investment income	(0.58)	(0.77)	(0.43)	0.00
Distributions from capital gains	0.00	0.00	0.00	0.00
Total distributions	(0.58)	(0.77)	(0.43)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$27.98	$25.15	$19.29	$28.20
Total return	13.68%	34.76%	-30.51%	9.18%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,899.0	$2,706.0	$2,389.0	$2,997.8
Ratio of net investment income to average net assets	2.43%	2.31%	2.63%	1.62	%†
Ratio of gross expenses to average net assets	0.75%	0.75%	0.77%	0.77	%†
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75	%†
Portfolio turnover rate	32%	27%	35%	42%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

136 | The Oakmark Funds

Oakmark International Small Cap Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$17.82	$13.25	$19.92	$13.67	$14.61
Income from investment operations:
Net investment income(a)	0.33	0.33	0.29	0.22	0.31
Net gain (loss) on investments (both realized and unrealized)	3.46	4.55	(6.64)	6.35	(1.22)
Total from investment operations	3.79	4.88	(6.35)	6.57	(0.91)
Less distributions:
Distributions from net investment income	(0.36)	(0.22)	(0.32)	(0.32)	(0.03)
Distributions from capital gains	0.00	(0.09)	0.00	0.00	0.00
Total distributions	(0.36)	(0.31)	(0.32)	(0.32)	(0.03)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.25	$17.82	$13.25	$19.92	$13.67
Total return	21.48%	37.05%	-32.37%	48.51%	-6.23%
Ratios/supplemental data:
Net assets, end of year ($million)	$378.0	$367.3	$306.8	$560.1	$388.9
Ratio of net investment income to average net assets	1.71%	1.91%	1.67%	1.18%	2.21%
Ratio of gross expenses to average net assets	1.33%	1.34%	1.36%	1.37%	1.45%
Ratio of net expenses to average net assets	1.33%	1.34%	1.34%	1.35%	1.45%
Portfolio turnover rate	40%	32%	37%	48%	42%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$17.84	$13.28	$19.96	$13.69	$14.64
Income from investment operations:
Net investment income(a)	0.36	0.35	0.34	0.23	0.30
Net gain (loss) on investments (both realized and unrealized)	3.47	4.56	(6.67)	6.38	(1.19)
Total from investment operations	3.83	4.91	(6.33)	6.61	(0.89)
Less distributions:
Distributions from net investment income	(0.39)	(0.26)	(0.35)	(0.34)	(0.06)
Distributions from capital gains	0.00	(0.09)	0.00	0.00	0.00
Total distributions	(0.39)	(0.35)	(0.35)	(0.34)	(0.06)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.28	$17.84	$13.28	$19.96	$13.69
Total return	21.72%	37.16%	-32.24%	48.76%	-6.16%
Ratios/supplemental data:
Net assets, end of year ($million)	$177.0	$163.5	$131.8	$189.3	$155.7
Ratio of net investment income to average net assets	1.87%	2.02%	1.96%	1.26%	2.14%
Ratio of gross expenses to average net assets	1.17%	1.18%	1.18%	1.20%	1.35%
Ratio of net expenses to average net assets	1.17%	1.18%	1.16%	1.19%	1.35%
Portfolio turnover rate	40%	32%	37%	48%	42%

a Computed using average shares outstanding throughout the year.

The Oakmark Funds | 137

Oakmark International Small Cap Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$17.79	$13.24	$19.91	$13.65	$14.59
Income from investment operations:
Net investment income(a)	0.39	0.38	0.34	0.26	0.33
Net gain (loss) on investments (both realized and unrealized)	3.46	4.53	(6.64)	6.35	(1.21)
Total from investment operations	3.85	4.91	(6.30)	6.61	(0.88)
Less distributions:
Distributions from net investment income	(0.41)	(0.27)	(0.37)	(0.35)	(0.06)
Distributions from capital gains	0.00	(0.09)	0.00	0.00	0.00
Total distributions	(0.41)	(0.36)	(0.37)	(0.35)	(0.06)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.23	$17.79	$13.24	$19.91	$13.65
Total return	21.88%	37.30%	-32.20%	48.93%	-6.09%
Ratios/supplemental data:
Net assets, end of year ($million)	$642.5	$481.6	$329.0	$526.9	$614.2
Ratio of net investment income to average net assets	2.00%	2.15%	1.95%	1.41%	2.37%
Ratio of gross expenses to average net assets	1.08%	1.10%	1.11%	1.11%	1.26%
Ratio of net expenses to average net assets	1.08%	1.10%	1.09%	1.09%	1.26%
Portfolio turnover rate	40%	32%	37%	48%	42%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$17.79	$13.24	$19.91	$16.66
Income from investment operations:
Net investment income(a)	0.39	0.33	0.37	0.25
Net gain (loss) on investments (both realized and unrealized)	3.45	4.58	(6.67)	3.00
Total from investment operations	3.84	4.91	(6.30)	3.25
Less distributions:
Distributions from net investment income	(0.41)	(0.27)	(0.37)	0.00
Distributions from capital gains	0.00	(0.09)	0.00	0.00
Total distributions	(0.41)	(0.36)	(0.37)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.22	$17.79	$13.24	$19.91
Total return	21.85%	37.34%	-32.19%	19.51%
Ratios/supplemental data:
Net assets, end of year ($million)	$470.4	$304.9	$400.2	$367.6
Ratio of net investment income to average net assets	1.99%	1.94%	2.19%	1.55	%†
Ratio of gross expenses to average net assets	1.06%	1.07%	1.08%	1.09	%†
Ratio of net expenses to average net assets	1.06%	1.07%	1.06%	1.07	%†
Portfolio turnover rate	40%	32%	37%	48%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

138 | The Oakmark Funds

Oakmark Equity and Income Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.41	$27.85	$35.94	$27.50	$30.30
Income from investment operations:
Net investment income(a)	0.78	0.66	0.44	0.32	0.42
Net gain (loss) on investments (both realized and unrealized)	5.34	3.33	(5.63)	9.40	(0.56)
Total from investment operations	6.12	3.99	(5.19)	9.72	(0.14)
Less distributions:
Distributions from net investment income	(1.33)	(0.43)	(0.29)	(0.35)	(0.51)
Distributions from capital gains	0.00	0.00	(2.61)	(0.93)	(2.15)
Total distributions	(1.33)	(0.43)	(2.90)	(1.28)	(2.66)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$36.20	$31.41	$27.85	$35.94	$27.50
Total return	19.78%	14.40%	-15.84%	36.19%	-0.90%
Ratios/supplemental data:
Net assets, end of year ($million)	$4,451.4	$4,213.3	$4,194.4	$5,587.1	$5,492.4
Ratio of net investment income to average net assets	2.31%	2.13%	1.34%	0.97%	1.52%
Ratio of gross expenses to average net assets	0.85%	0.86%	0.85%	0.87%	0.94%
Ratio of net expenses to average net assets	0.85%	0.86%	0.83%	0.84%	0.84%
Portfolio turnover rate	38%	45%	49%	14%	15%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.43	$27.87	$35.98	$27.51	$30.31
Income from investment operations:
Net investment income(a)	0.86	0.71	0.53	0.39	0.46
Net gain (loss) on investments (both realized and unrealized)	5.34	3.36	(5.65)	9.40	(0.56)
Total from investment operations	6.20	4.07	(5.12)	9.79	(0.10)
Less distributions:
Distributions from net investment income	(1.47)	(0.51)	(0.38)	(0.39)	(0.55)
Distributions from capital gains	0.00	0.00	(2.61)	(0.93)	(2.15)
Total distributions	(1.47)	(0.51)	(2.99)	(1.32)	(2.70)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$36.16	$31.43	$27.87	$35.98	$27.51
Total return	20.06%	14.70%	-15.66%	36.49%	-0.76%
Ratios/supplemental data:
Net assets, end of year ($million)	$592.9	$549.0	$738.4	$868.4	$951.9
Ratio of net investment income to average net assets	2.54%	2.33%	1.61%	1.20%	1.65%
Ratio of gross expenses to average net assets	0.62%	0.61%	0.60%	0.66%	0.81%
Ratio of net expenses to average net assets	0.62%	0.61%	0.58%	0.62%	0.71%
Portfolio turnover rate	38%	45%	49%	14%	15%

a Computed using average shares outstanding throughout the year.

The Oakmark Funds | 139

Oakmark Equity and Income Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.43	$27.87	$35.99	$27.52	$30.33
Income from investment operations:
Net investment income(a)	0.87	0.75	0.52	0.41	0.47
Net gain (loss) on investments (both realized and unrealized)	5.35	3.32	(5.63)	9.40	(0.56)
Total from investment operations	6.22	4.07	(5.11)	9.81	(0.09)
Less distributions:
Distributions from net investment income	(1.49)	(0.51)	(0.40)	(0.41)	(0.57)
Distributions from capital gains	0.00	0.00	(2.61)	(0.93)	(2.15)
Total distributions	(1.49)	(0.51)	(3.01)	(1.34)	(2.72)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$36.16	$31.43	$27.87	$35.99	$27.52
Total return	20.07%	14.73%	-15.66%	36.57%	-0.73%
Ratios/supplemental data:
Net assets, end of year ($million)	$1,195.5	$1,029.9	$911.0	$1,138.5	$844.3
Ratio of net investment income to average net assets	2.57%	2.42%	1.59%	1.22%	1.72%
Ratio of gross expenses to average net assets	0.59%	0.59%	0.60%	0.62%	0.75%
Ratio of net expenses to average net assets	0.59%	0.59%	0.58%	0.58%	0.65%
Portfolio turnover rate	38%	45%	49%	14%	15%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$31.45	$27.88	$36.00	$30.24
Income from investment operations:
Net investment income(a)	0.89	0.79	0.57	0.49
Net gain (loss) on investments (both realized and unrealized)	5.32	3.30	(5.68)	5.27
Total from investment operations	6.21	4.09	(5.11)	5.76
Less distributions:
Distributions from net investment income	(1.51)	(0.52)	(0.40)	0.00
Distributions from capital gains	0.00	0.00	(2.61)	0.00
Total distributions	(1.51)	(0.52)	(3.01)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$36.15	$31.45	$27.88	$36.00
Total return	20.07%	14.77%	-15.63%	19.05%
Ratios/supplemental data:
Net assets, end of year ($million)	$306.1	$232.4	$90.9	$87.3
Ratio of net investment income to average net assets	2.61%	2.54%	1.75%	1.78	%†
Ratio of gross expenses to average net assets	0.56%	0.56%	0.56%	0.57	%†
Ratio of net expenses to average net assets	0.56%	0.56%	0.54%	0.55	%†
Portfolio turnover rate	38%	45%	49%	14%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

140 | The Oakmark Funds

Oakmark Bond Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022(c)
Net asset value, beginning of year	$8.40	$8.60	$9.89
Income from investment operations:
Net investment income(a)	0.42	0.36	0.17
Net gain (loss) on investments (both realized and unrealized)	0.69	(0.20)	(1.29)
Total from investment operations	1.11	0.16	(1.12)
Less distributions:
Distributions from net investment income	(0.40)	(0.36)	(0.17)
Distributions from capital gains	0.00	0.00	0.00
Total distributions	(0.40)	(0.36)	(0.17)
Redemption fees	0.00	0.00	0.00
Net asset value, end of year	$9.11	$8.40	$8.60
Total return	13.49%	1.78%	-11.43%
Ratios/supplemental data:
Net assets, end of year ($million)	$43.0	$1.1	$1.0
Ratio of net investment income to average net assets	4.81%	4.18%	2.76%†
Ratio of gross expenses to average net assets	0.95%	1.33%	1.64%†
Ratio of waiver/reimbursement to average net assets	(0.21)%	(0.59)%	(0.90)%†
Ratio of net expenses to average net assets	0.74%	0.74%	0.74%†
Portfolio turnover rate	90%	75%	97%

	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020(d)
Net asset value, beginning of year	$8.41	$8.61	$10.35	$10.16	$10.00
Income from investment operations:
Net investment income(a)	0.44	0.38	0.23	0.16	0.04
Net gain (loss) on investments (both realized and unrealized)	0.70	(0.21)	(1.55)	0.24	0.15
Total from investment operations	1.14	0.17	(1.32)	0.40	0.19
Less distributions:
Distributions from net investment income	(0.42)	(0.37)	(0.23)	(0.16)	(0.03)
Distributions from capital gains	0.00	0.00	(0.19)	(0.05)	0.00
Total distributions	(0.42)	(0.37)	(0.42)	(0.21)	(0.03)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$9.13	$8.41	$8.61	$10.35	$10.16
Total return	13.67%	2.10%	-13.11%	3.81%	2.04%
Ratios/supplemental data:
Net assets, end of year ($million)	$20.2	$0.8	$1.4	$2.4	$0.6
Ratio of net investment income to average net assets	4.98%	4.31%	2.41%	1.59%	1.19	%†
Ratio of gross expenses to average net assets	0.74%	1.12%	1.06%	0.93%	3.14	%†
Ratio of waiver/reimbursement to average net assets	(0.20)%	(0.58)%	(0.52)%	(0.37)%	(2.60	)%†
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.57%	0.54	%†
Portfolio turnover rate	90%	75%	97%	112%	25%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

c Commenced on 01/28/2022.

d Commenced operations on 6/10/2020.

The Oakmark Funds | 141

Oakmark Bond Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020(d)
Net asset value, beginning of year	$8.41	$8.61	$10.35	$10.17	$10.00
Income from investment operations:
Net investment income(a)	0.44	0.39	0.24	0.18	0.04
Net gain (loss) on investments (both realized and unrealized)	0.70	(0.21)	(1.56)	0.22	0.17
Total from investment operations	1.14	0.18	(1.32)	0.40	0.21
Less distributions:
Distributions from net investment income	(0.42)	(0.38)	(0.23)	(0.17)	(0.04)
Distributions from capital gains	0.00	0.00	(0.19)	(0.05)	0.00
Total distributions	(0.42)	(0.38)	(0.42)	(0.22)	(0.04)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$9.13	$8.41	$8.61	$10.35	$10.17
Total return	13.84%	2.00%	-13.10%	3.88%	2.07%
Ratios/supplemental data:
Net assets, end of year ($million)	$15.1	$2.6	$3.0	$3.3	$79.0
Ratio of net investment income to average net assets	5.00%	4.41%	2.50%	1.75%	1.32	%†
Ratio of gross expenses to average net assets	0.77%	1.08%	1.05%	0.89%	2.42	%†
Ratio of waiver/reimbursement to average net assets	(0.25)%	(0.56)%	(0.53)%	(0.43)%	(1.98	)%†
Ratio of net expenses to average net assets	0.52%	0.52%	0.52%	0.46%	0.44	%†
Portfolio turnover rate	90%	75%	97%	112%	25%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$8.41	$8.61	$10.35	$10.32
Income from investment operations:
Net investment income(a)	0.45	0.39	0.25	0.14
Net gain (loss) on investments (both realized and unrealized)	0.70	(0.21)	(1.56)	0.04
Total from investment operations	1.15	0.18	(1.31)	0.18
Less distributions:
Distributions from net investment income	(0.43)	(0.38)	(0.24)	(0.15)
Distributions from capital gains	0.00	0.00	(0.19)	0.00
Total distributions	(0.43)	(0.38)	(0.43)	(0.15)
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$9.13	$8.41	$8.61	$10.35
Total return	13.96%	2.08%	-13.03%	1.74%
Ratios/supplemental data:
Net assets, end of year ($million)	$103.2	$102.8	$81.4	$91.3
Ratio of net investment income to average net assets	5.12%	4.50%	2.57%	1.71	%†
Ratio of gross expenses to average net assets	0.77%	1.02%	1.02%	0.93	%†
Ratio of waiver/reimbursement to average net assets	(0.33)%	(0.58)%	(0.58)%	(0.49	)%†
Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.44	%†
Portfolio turnover rate	90%	75%	97%	112%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

d Commenced operations on 6/10/2020.

142 | The Oakmark Funds

You may obtain more information about the Oakmark Funds' investments in the Funds' semi-annual and annual reports to shareholders and in Form N-CSR. These reports contain information on the market conditions and investment strategies that significantly affected the Oakmark Funds' performance during the last fiscal year. In Form N-CSR, you will find the Funds' annual and semi-annual financial statements.

You may wish to read the Statement of Additional Information for more information about the Oakmark Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

You may obtain free copies of the Oakmark Funds' semi-annual and annual reports, and other information such as the Funds' financial statements, and the Statement of Additional Information, request other information, and discuss your questions about the Oakmark Funds by writing or calling:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558
1-800-OAKMARK
(1-800-625-6275)

The requested documents will be sent within three business days of your request.

You also may obtain the Funds' Statement of Additional Information, annual, semi-annual and quarterly reports to shareholders, and other information such as the Funds' financial statements, along with other information, free of charge, by visiting Oakmark.com.

E-Delivery

Electronic copies of most financial reports and prospectuses are available on Oakmark.com. To participate in the Funds' electronic delivery program, visit the Oakmark Fund's website for more information.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet website at www.sec.gov. Copies of the Fund documents may be obtained, after paying the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.

Harris Associates Investment Trust

811-06279

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 28, 2025

THE OAKMARK FUNDS

No-Load Funds

111 South Wacker Drive
Chicago, Illinois 60606-4319
Telephone 1-800-OAKMARK (1-800-625-6275)
Oakmark.com

	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark Fund	OAKMX	OAYMX	OANMX	OAZMX
Oakmark Select Fund	OAKLX	OAYLX	OANLX	OAZLX
Oakmark Global Fund	OAKGX	OAYGX	OANGX	OAZGX
Oakmark Global Select Fund	OAKWX	OAYWX	OANWX	OAZWX
Oakmark International Fund	OAKIX	OAYIX	OANIX	OAZIX
Oakmark International Small Cap Fund	OAKEX	OAYEX	OANEX	OAZEX
Oakmark Equity and Income Fund	OAKBX	OAYBX	OANBX	OAZBX
Oakmark Bond Fund	OAKCX	OAYCX	OANCX	OAZCX

This Statement of Additional Information ("SAI") relates to Oakmark Fund ("Oakmark Fund"), Oakmark Select Fund ("Select Fund"), Oakmark Global Fund ("Global Fund"), Oakmark Global Select Fund ("Global Select Fund"), Oakmark International Fund ("International Fund"), Oakmark International Small Cap Fund ("International Small Cap Fund"), Oakmark Equity and Income Fund ("Equity and Income Fund"), and Oakmark Bond Fund ("Bond Fund") (each a "Fund" and collectively the "Funds"), each a series of Harris Associates Investment Trust (the "Trust") that offers shares pursuant to a prospectus dated January 28, 2025. This SAI is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this SAI and any supplement thereto. You may obtain the Funds' prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above. The financial statements of each Fund for the most recent fiscal year may be found in the Funds' annual report and are incorporated herein by reference.

THE FUNDS

Oakmark Fund, Select Fund, Global Fund, Global Select Fund, International Fund and International Small Cap Fund seek long-term capital appreciation. Equity and Income Fund seeks income and preservation and growth of capital. Bond Fund seeks to maximize both current income and total return, consistent with prudent investment and principal protection management.

The Funds are individual series of the Trust, an open-end management investment company, and each Fund other than Select Fund and Global Select Fund is diversified. The Trust has been a Massachusetts business trust since February 1, 1991. It is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") and operates pursuant to an Amended and Restated Agreement and Declaration of Trust dated October 19, 2016 (the "Declaration of Trust").

INVESTMENT RESTRICTIONS

The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds' prospectus. The first 9 restrictions listed below, except the bracketed portions and the footnote related to restriction 9, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the 1940 Act as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

Fundamental

In pursuing their respective investment objectives, no Fund will:

1.  [This restriction does not apply to Select Fund and Global Select Fund] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

2.  Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3.  Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

4.  Borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief;

5.  Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

6.  Make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief;

7.  Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

8.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws;

9.  Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(1)

Non-Fundamental

10.  Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

11.  Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments;

12.  [Oakmark Fund and Select Fund only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts ("ADRs")); [Equity and Income Fund and Bond Fund only] Invest more than 35% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by ADRs);

13.  Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(2)) does not exceed 5% of the value of the Fund's net assets;

14.  Purchase a call option or a put option if, immediately thereafter, the delta-adjusted gross notional value of all such call and put options then held would exceed 15% of its net assets;

15.  Write any call option or put option unless immediately thereafter the delta-adjusted gross notional value of all such options written by the Fund would not exceed 15% of its net assets;

Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund and Global Select Fund, that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. An exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or already would have been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

(1)  In addition to this investment restriction, the 1940 Act provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by a Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(2)  A short sale "against the box" involves the sale of a security with respect to which a Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

HOW THE FUNDS INVEST

Bottom-Up Investment Process

All portfolio managers at Harris Associates L.P., investment adviser to the Funds (the "Adviser") strive to abide by a consistent value investment philosophy and process. This process involves a collective, unified effort to identify what the managers believe are the best values in the marketplace for their respective Funds.

Each manager typically constructs a focused portfolio from a list of approved securities, built on an individual security basis from the bottom up. The following chart illustrates this bottom-up investment process:

Bottom-Up Investment Process

For Bond Fund: Universe of Bloomberg U.S. Aggregate Bond Index (and other asset class indices when appropriate) (All fixed income instruments available for investment.)	For all other Funds: Universe of Hundreds of Equity Securities (All stocks available for investment.)

Criteria Screens
(Managers and research team screen for securities that they believe are worth further consideration.)

Quantitative and Qualitative Research
(Rigorous analysis is performed to seek to ensure that the security meets certain "value"
standards.)

Approved List
(Approximately 100-200 securities.)

Invest
(Managers select securities from the approved list for their specific Funds.)

Investment Strategies and Risks

Unless otherwise indicated, the Funds may buy the types of securities and use the investment strategies described below, subject to any applicable investment policies and limitations. However, the Funds may not buy all of these types of securities or use all of these investment strategies. Each Fund's principal investment strategies and the principal risks of each Fund's principal investment strategies are discussed in the Funds' prospectus.

Small Cap Securities

The Funds may invest in "small cap companies." For all the Funds, other than International Small Cap Fund, a small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($8.49 billion as of December 31, 2024). Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which each Fund invests may change.

For International Small Cap Fund, a small cap company is one whose market capitalization is no greater than the largest market capitalization of any company included in the S&P EPAC (Europe Pacific Asia Composite) Small Cap Index ($15.64 billion as of December 31, 2024). The S&P EPAC Small Cap Index is composed of companies within the developed countries of Europe, the Pacific and Asia and whose float market capitalization generally represents the lowest 15% of each country's cumulative market capitalization. Over time, the largest market capitalization of the companies included in the S&P EPAC Small Cap Index will change. As it does, the size of the companies in which the International Small Cap Fund invests may change. Under normal market conditions, International Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies. International Small Cap Fund will notify shareholders at least 60 days prior to changing that policy.

Securities of Non-U.S. Issuers

International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers. Global Fund typically invests between 25-75% of its total assets in securities of non-U.S. issuers. Global Select Fund typically invests at least 40% of its total assets in securities of non-U.S. issuers (unless the Adviser deems market and/or company valuations less favorable to non-U.S. issuers, in which case the Fund will invest at least 30% of its total assets in securities of non-U.S. issuers). Equity and Income Fund and Bond Fund may invest up to 35% of its total assets in securities of non-U.S. issuers. Each of Oakmark Fund and Select Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

International investing may permit an investor to take advantage of the growth in markets outside the United States. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trade in U.S. markets, evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

Since ownership in certain companies based or operated in China by non-Chinese investors is prohibited, a Fund may obtain exposure to such companies by investing through legal structures known as variable interest entities (a "VIE"). In a VIE structure, instead of directly owning the securities of a Chinese company, the company establishes an offshore entity which enters into various contracts with the Chinese company to obtain economic exposure to the company. The offshore entity issues shares on an exchange outside of mainland China and non-Chinese investors hold shares in the non-Chinese offshore entity rather than directly in the Chinese company. In addition to any risks associated with an investment in the underlying Chinese company, investments in VIEs are subject to legal and/or regulatory risks associated with their contractual structure. A VIE investment may experience rapid and extreme value changes or complete loss if the Chinese government were to intervene or limit the use of VIEs for this purpose.

With respect to portfolio securities of non-U.S. issuers or of U.S. issuers denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock may remain unchanged.

Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock may fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; frequently greater transaction and custody costs; risk expropriation; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign investors and their subcustodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

Participation Certificates

Each Fund may invest in equity-linked securities (called "participation certificates" in this SAI but may be called different names by issuers). In a typical transaction, a Fund would buy a participation certificate from a financial intermediary (such as a bank) or broker-dealer ("counterparty") that would entitle that Fund to a return measured by the change in value of an identified underlying security. The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into US dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund's ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the "1933 Act"). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers but are not typically traded.

There are additional risks associated with participation certificates. If a Fund invests in a participation certificate, it will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk in this context is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay a Fund the amount owed under the participation certificate. A Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund typically has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and is therefore typically unable to exercise any rights with respect to the issuer (including, without limitation, voting rights and fraud or bankruptcy claims). There is also no assurance that there will be a secondary trading market for a participation certificate or that the trading price of a participation certificate will equal the value of the underlying security. Participation certificates also may have a longer settlement period than the underlying shares and during that time a Fund's assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be broker-dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund's investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act. For the purposes of determining compliance with a Fund's limitations on investing in certain markets, regions, securities or industries, each Fund looks through the participation certificate to the issuer of the underlying security.

Privatizations

Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and may invest assets of the Funds in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Emerging Markets

Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency. Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, that Fund's securities in the affected markets will be valued at fair value determined in good faith in accordance with the Trust's compliance policies and procedures.

Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. The net asset value ("NAV") of a class of Fund shares also may be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

Foreign Investment Companies

Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund also may invest in other investment companies that invest in non-U.S. securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

Debt Securities

Each Fund may invest in debt securities, including lower-rated debt securities (i.e., securities rated BB+ or lower by Fitch Ratings, Inc. or S&P Global Ratings, a division of S&P Global, or Ba1 or lower by Moody's Investor Services, Inc., commonly called "junk bonds") and securities that are not rated. There may be a wide variation in the quality of bonds, both within a particular ratings classification and between ratings classifications. An economic downturn could severely disrupt the market for such securities as well as adversely affect the value of such securities and the ability of the issuers to repay principal and interest. Each of International Fund and International Small Cap Fund may not invest more than 10% of its respective total assets in debt securities. Each of Oakmark Fund, Select Fund, Global Fund and Global Select Fund may not invest more than 25% of its respective total assets in debt securities. Equity and Income Fund may not invest more than 20% of its total assets in debt securities that are unrated or rated below investment grade. Bond Fund may not invest more than 35% of its total assets in debt securities that are unrated or rated below investment grade. There are no restrictions as to the ratings of debt securities acquired by any of the other Funds or the portion of their assets that may be invested in debt securities in a particular ratings category.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to real or perceived adverse economic changes or individual corporate developments. Negative economic developments may have a greater impact on the prices of lower-rated debt securities than on those of other higher rated debt securities. The market for lower-rated debt securities may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad and may be more thinly traded, than that for higher-rated securities, which can affect the prices at which these securities can be sold. The market for unrated debt securities is even narrower. The market prices of these securities can change suddenly and unexpectedly. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Investing with The Oakmark Funds — Share Price" in the Funds' prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions. Transaction costs with respect to lower-rated debt securities may be higher, and in some cases, information may be less available than is the case with investment grade securities.

In addition, the Funds may invest in short-term and long-term debt securities (such as bonds, including those issued in non-U.S. countries, notes and debentures). Short-term debt securities have one year or less remaining to maturity at the time of purchase, while long-term debt securities have maturities of over a year. Short-term and long-term debt securities may have fixed, variable or floating interest rates.

A description of the characteristics of bonds in each ratings category is included in Appendix A to this SAI.

When-Issued, Delayed-Delivery and Other Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased either will be maintained in a segregated account with the Fund's custodian or will be earmarked on the Fund's records (through appropriate notation on the books of the Fund or the Fund's custodian). Such segregation or earmarking shall be maintained throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation.

A Fund also may enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that a Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. A Fund's rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. A Fund's rights under such an arrangement also may be illiquid and subject to the limitations on ownership of illiquid securities.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt instruments and common stocks. The interest or dividend rate paid on convertible securities may be fixed or floating rate. Because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for common stocks. Convertible securities frequently fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and typically are unrated or lower rated than such debt obligations.

Government-Sponsored Entity Securities

Each Fund may invest in government-sponsored entity securities, which are securities issued or guaranteed by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks, among others.

There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

These securities have the lowest credit risk. Other types of securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the United States. For example, some securities are supported by the right of the agency or instrumentality to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority. As a result, you should be aware that although an issuer may be chartered or sponsored by Acts of Congress, an issuer may not be funded by congressional appropriations, and as such its securities are neither guaranteed nor insured by the U.S. Treasury.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the United States, there can be no assurance that the U.S. government will always provide financial support to the agency or instrumentality. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. A Fund will invest in securities of agencies or instrumentalities only if the Adviser believes that the credit risk involved is acceptable.

It is possible that the securities discussed in this section could be adversely affected by the actions (or inactions) of the U.S. government.

Investments in government-sponsored entity securities include agency mortgage-backed securities.

Mortgage- and Asset-Backed Securities

Mortgage backed securities ("MBS") are interests in, or are secured by and payable from, pools of mortgage loans. MBS may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by a government sponsored stockholder-owned corporation though not backed by the full faith and credit of the U.S. (such as Fannie Mae or Freddie Mac); or issued by fully private issuers. Private issuers originate and invest in mortgage loans and may include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Asset-backed securities ("ABS") are interests in, or secured by and payable from, pools of assets such as loans, leases, credit card debt, royalties, or receivables.

The values of MBS and ABS are influenced by the factors affecting the assets underlying the securities. The value of these securities may be significantly affected by changes in interest rates. These securities are also subject to the risk of default on the underlying assets, which may increase particularly during periods of market downturn. An unexpectedly high rate of defaults on the underlying assets will decrease the security's value. If borrowers pay back principal on MBS or ABS, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund's performance could be impacted. MBS and ABS may differ from traditional fixed-income securities in that the interest and principal payments are made more frequently and that principal may be prepaid at any time (because the underlying mortgage loans generally may be prepaid at any time). As a result, if these assets are purchased by a Fund at a premium, a faster-than-expected prepayment rate may reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases MBS or ABS at a discount, faster-than-expected prepayments may increase, and slower-than-expected prepayments will likely reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. MBS and ABS will decrease in value as a result of interest rate increases generally. MBS and ABS are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of a Fund by increasing the average life of the Fund's portfolio securities. At times, the market for MBS and ABS may be volatile. Further, the U.S. Government has taken actions in the past that has impacted MBS and ABS and these security types may be significantly impacted by any future actions by the U.S. Government.

Collateralized Mortgage Obligations

Equity and Income Fund and Bond Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations of a legal entity that are collateralized by mortgages or mortgage-related assets. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA") or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are typically retired sequentially over time in order of priority. Interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but they are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA; FHLMC and FNMA (each a government-sponsored enterprise and may be owned entirely by private shareholders); and their income streams.

The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or government-sponsored enterprises, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, any government-sponsored enterprise, or any other person or entity. Prepayments could cause early retirement of CMOs. Payment of interest or principal on certain tranches of CMOs may be subject to contingencies, and certain tranches may bear some or all of the risk of default on the underlying mortgages. CMO tranches are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the CMO tranches with the earliest maturities generally will be retired prior to their stated maturity date. Thus, the early retirement of particular tranches of a CMO would have a similar effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of a Fund's investments in CMOs. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. Under certain CMO structures, certain tranches have priority over others with respect to the receipt of repayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

To-Be-Announced ("TBA") Securities

Equity and Income Fund and Bond Fund may invest in to-be-announced ("TBA") securities. TBA mortgage-backed securities are purchased on a delayed delivery basis, under which the buyer commits to purchase a pool of agency mortgage-backed securities for a fixed price with payment and delivery at a scheduled future date beyond the customary settlement period. At the time of the transaction, the seller does not identify the securities to be delivered, but rather agrees to deliver securities meeting certain specifications for term, program and coupon. TBA transactions may be extended through "dollar-roll" transactions in which the original buyer sells its original position and simultaneously commits to purchase substantially similar securities at a settlement date further in the future. During the settlement period of a TBA transaction, the buyer is at risk for any decline in the value of the securities to be delivered, while the seller is at risk that the value of the securities may increase.

Collateralized Loan Obligations

Equity and Income Fund and Bond Fund may invest in collateralized loan obligation (each a "CLO"). A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans which may include U.S. and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans. Such loans may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities ("tranches") that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The most junior tranche has the highest potential yield but also has the greatest risk since it carries the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. Despite the protection from the more junior tranches, more senior tranches can experience substantial losses due to, among other things, actual defaults and decreased market value due to collateral default and the loss of more junior tranches, or market anticipation of defaults. Some investors may also have an aversion to CLO securities as a class.

In addition to the risks associated with fixed-income securities discussed elsewhere in this SAI and a Fund's Prospectus (such as interest rate risk and credit risk), CLOs carry risks including, but not limited to: (i) the possibility that distributions from the underlying collateral will not be adequate to make interest or other payments to CLO investors; (ii) the quality of the underlying collateral may decline in value or default; (iii) the Fund may invest in subordinate tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood which may produce unexpected investment results and/or disputes with the issuer. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. CLOs are typically privately offered and are not registered under state or federal securities laws. Therefore, a Fund may characterize its investments in CLOs as illiquid securities. Nonetheless, an active dealer market may exist for some CLOs whereby allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. Investors in CLOs generally pay their share of the CLO's administrative and other expenses, which are in addition to the Fund's expenses.

Inflation-Indexed Securities

Each Fund may invest in inflation-indexed debt securities issued by governments, their agencies or instrumentalities or corporations. Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed security with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed security will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. The Funds also may invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Illiquid Securities and Restricted Securities

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Restricted securities generally may be sold only (i) to qualified institutional buyers, (ii) in privately negotiated transactions or (iii) in a public offering with respect to which a registration statement is in effect under the 1933 Act, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if these securities were publicly traded. Restricted securities often are illiquid, but also may be liquid.

Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Notwithstanding the above, each Fund may purchase securities, including non-U.S. securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's net assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Additionally, the Funds may invest in securities of U.S. and non-U.S. issuers offered outside the United States that are not registered with the SEC pursuant to an applicable exemption under the 1933 Act. Such securities may be freely traded on the local exchange of the country in which the securities were issued or among certain qualified institutional investors, such as the Funds, but, depending upon the circumstances, may only be re-sold in the United States if an exemption from registration under the federal and state securities laws is available. Investing in these securities provides the Funds with opportunities to diversify and invest in securities of issuers who wish to offer and sell their securities internationally to non-U.S. investors and qualified institutional buyers. However, to the extent that such securities do not trade on the local exchange or qualified institutional buyers become uninterested in purchasing such securities, a Fund's level of illiquidity may increase.

Commercial Paper

Each Fund may acquire commercial paper. Commercial paper is short-term promissory unsecured notes issued by companies primarily to finance short-term credit needs. Certain notes may have floating or variable rates. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Private Placements

Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs.

Short Sales

Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund's net assets.

A short sale against-the-box involves the sale of a security with respect to which a Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into such securities with no restriction other than the payment of additional consideration.

In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, a Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest that the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Initial Public Offerings ("IPOs")

Each Fund may invest in IPOs of common stock or other primary or secondary syndicated offerings of equity securities issued by a corporate issuer. The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of shares available for trading, limited information about the issuer, and other factors. The Funds may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on a Fund's performance while the Fund's assets are relatively small. The impact of IPOs on a Fund's performance may tend to diminish as the Fund's assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund's performance, there can be no assurance that similar contributions from IPOs will continue in the future. There is no assurance that the Funds will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance.

Forwards, Futures, Swap Agreements, and Options (collectively, "Derivatives")

Each Fund may invest in derivatives. Derivatives are instruments whose value depends upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices. A derivative may be used for "hedging," meaning that it may be used with the goal of offsetting a decline in value in other Fund investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors. Derivatives may also be used for non-hedging purposes, such as to implement a cash management strategy, to enhance income or gain, to manage or adjust a Fund's risk profile or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas. These Derivatives are subject to government regulation, at times significant regulation, and performance and utilization may be impacted by further government regulation.

As of the date of this SAI, each Fund qualifies as a limited derivatives user under Rule 18f-4 of the 1940 Act and has adopted policies and procedures to manage its derivatives risk.

Forwards

Forwards are contracts that create an obligation to purchase or sell a specific currency or other asset at a specified price on a future date set at the time of the contract. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement that involves the exchange of two different currencies on a specific future date at a fixed rate that was agreed upon at the inception of the contract. Forward currency transactions may involve currencies of the different countries that a Fund may invest in, or be exposed to, and are designed to serve as hedges against possible variations in the exchange rates between currencies. The cost to a Fund of engaging in forward contracts varies with factors such as the currency of the transaction, the contract period length and the prevailing market conditions.

The contractual amount of a forward contract does not necessarily represent the risk of the contract of the Fund. Measuring risk associated with these instruments is only meaningful when all related and offsetting transactions are considered. Forward contracts are subject to many of the same risks as other derivatives. Forward contracts are subject to counterparty risk, which is the risk that the counterparty to a contract would be unable or unwilling to meet the terms of its contract. The value of a forward contract fluctuates depending on the price movement of the currencies involved. The value of a foreign currency relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's portfolio investments. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable. There is no limitation on the daily price movements of forward contracts. The use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on a Fund's total return.

Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded and there is generally not a secondary market for forward contracts. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. There may be delays in the settlement of forward contracts due to the foreign currency. There may be disruptions in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward contracts trading, and could negatively affect the Fund's performance.

A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund also may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency. Although forward contracts may be used to protect a Fund from adverse currency movements, there is no guarantee that the Fund's hedging strategy will be successful.

A Fund's currency transactions are limited to transaction hedging and portfolio hedging. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging uses a forward contract on an actual or anticipated portfolio securities position that is denominated or quoted in a particular currency or exposed to foreign currency fluctuation. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in, or exposed to, a specific currency or currencies. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is widely anticipated by the market to the point that the Fund is not able to contract with a counterparty to sell the currency at a price above the devaluation level the Fund anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Non-deliverable forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional mount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Because a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable for-ward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards (including some deliverable forwards that are cash-settled) are considered swaps, and therefore are included in the definition of "commodity interests." Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of "commodity interests." However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict a Fund's ability to use these instruments in the manner described above or subject the Adviser to CFTC registration and regulation as a commodity pool operator.

Futures

A future (or futures contract) is an agreement establishing the sale by one party and purchase by another at a specified price and future time of a specified quantity of an underlying instrument, such as a security, interest rate, currency, or index level. The value of a futures contract typically correlates with the value of the underlying instrument. Futures contracts are standardized, are traded through a national (or foreign)

exchange, and are cleared through an affiliate of the exchange that acts as both the buyer to every seller and the seller to every buyer. A Fund may either purchase or sell a futures contract. The purchase of a futures contract involves a Fund's assumption of a contractual obligation to take delivery of the underlying instrument at the specified price and time. The sale of a futures contract means that the Fund assumes the contractual obligation to deliver the underlying instrument at the specified price and time.

Depending on the underlying security and the terms of the futures contract, physical settlement of the futures contract may occur through actual delivery or receipt of the underlying instrument or cash settlement based on the difference in the price of the underlying instrument on the last day of the contract relative to the price at which the contract was entered into. In practice, most futures contracts that are physically settled through delivery of the underlying instrument by their terms are typically cash settled or closed out prior to their maturity dates. Closing out a futures contract involves an offsetting transaction for the same deliverable with the same maturity date. This may result in a gain or a loss.

A Fund accesses the futures markets through a clearing broker (known as a "futures commission merchant") that submits the Fund's trades to the relevant clearing facilities, holds collateral required by the exchange and clearing facilities, and transmits payments between the Fund and the applicable clearing facility. When a Fund purchases or sells a futures contract, the Fund is required to deposit a specified amount of liquid assets ("initial margin") in a segregated account. The amount of margin required for a particular futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. In addition, the Fund may be subject to a margin call and be required to post sufficient assets to restore the value of the collateral to the initial margin level or if the value exceeds the initial margin level, any excess may be transferred to the Fund. Initial margin will be returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the notional value of the contract being traded. Because of the low margin deposits required, futures trading involves a high degree of leverage and small price movements in futures contracts may results in immediate and significant loss or gain. Losses for certain futures contracts may exceed the initial margin and may be unlimited.

When a Fund holds open futures positions, it will daily pay or receive cash, called "variation margin," equal to the daily change in value of each futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement of the amount that would be owed if the futures contract expired on that day. In computing its net asset value, a Fund will mark to market its open futures positions. In addition, if another futures customer of the futures commission merchant defaults on a futures contract and the futures commission merchant carrying that customer's account cannot cover the defaulting customer's obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant's customer omnibus account — including the assets of the futures commission merchant's other customers, such as a Fund — to meet the defaulting customer's obligations. If the futures commission merchant or clearing broker holding the initial margin or premium goes bankrupt, a Fund could suffer a delay in recovering margin and could ultimately suffer a loss. A futures exchange may set a daily limit in the amount of fluctuation in the price of a futures contract. Once this daily limit is reach, no trades may be made at a price beyond that limit. These daily limits do not limit potential losses and may increase the risk of loss by preventing liquidation of unfavorable futures.

Swap Agreements

A swap agreement is a contract obligating two counterparties to make a series of payments on one or more future dates based upon applying changes in specified prices or rates of an underlying instrument over some period of time to a specified "notional" amount. The notional amount is used to calculate the payment stream, but is generally not exchanged. Swap payments are typically determined on a "net" basis (i.e., by netting the two payment streams to determine a single amount payable by one counterparty to the other). For example, a total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Other swaps, such as credit default swaps, involve an instrument that is dependent on the occurrence or nonoccurrence of an event with a potential financial, economic, or commercial consequence. Swaps may increase a Fund's volatility, liquidity and leverage exposure, which may significantly impact the Fund's performance.

Some swaps are centrally cleared through swap clearing facilities on which a central clearing counterparty is interposed between the two swap counterparties, similar to the structure of the futures market. Swap execution and clearing facilities are only available for certain types of liquid swaps with standardized terms, based on regulatory mandates and market demand. Clearing reduces the risk of a particular counterparty's default, but may create an additional risk in the event of a clearing facility failure. A default or failure by the clearing facility or a futures commission merchant may expose a Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies.

Swaps entered into on a bilateral basis (that are not centrally cleared) are subject to counterparty credit risk (i.e., the risk a counterparty will not make required payments) and to dispute risk (i.e., the risk that two counterparties will disagree on the amount of a payment to be made, the value of a transaction, or the proper interpretation of a contractual term). Under regulations recently enacted in the U.S., the EU, and many other jurisdictions in order to reduce credit risk, most types of bilateral swaps are required to be secured by the exchange of margin between the parties to the swap.

If a Fund wishes to terminate its exposure to a cleared swap, it must enter into an off-setting transaction. An over-the-counter swap may be terminated by negotiating a price with the Fund's counterparty, based on the swap's market value, or by entering into an off-setting transaction with the same counterparty. Swap agreements can be in different forms and known by many names, such as but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, currency swaps, equity swaps, credit default swaps, commodity-linked swaps, and contracts for differences.

Options

Each Fund may purchase and sell both call options and put options on securities and indexes. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security. Flexible Exchange ("FLEX") options are exchange traded and allow users to customize strike prices, exercise styles, and expiration dates.

If an option written by a Fund is unexercised and expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund is unexercised and expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

CFTC Rule 4.5 Exemption

As of the date of the Registration Statement, the Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and Rule 4.5 promulgated by the Commodity Futures Trading Commission, with respect to each of the Funds. Therefore, the Adviser is not subject to registration or regulation as a commodity pool operator. For the Adviser to remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions. These limitations may restrict a Fund's ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return. The Funds are not intended to be and should not be used as vehicles to invest in commodities markets.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock represents units of ownership of a company that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock has characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock also entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating. Investing in preferred stock is subject to many of the same risks as investing in common stock, as described in the Funds' prospectus under "Risk Factors — Common Stock Risk." Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than non-convertible preferred stock, which generally behaves more like a bond.

REITs and Other Real Estate Companies Risk

Each Fund may invest in securities of real estate investment trusts (also known as "REITs") and other real estate company securities. Such securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation.

Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net investment income and net realized gains under the Code or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of qualified REIT dividends. Regulations provide that a regulated investment company can pass the character of its qualified REIT dividends through to its shareholders. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.

Repurchase Agreements

Each Fund may invest in repurchase agreements. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank, securities dealer or clearing house) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns. Repurchase agreements maturing in more than seven days often are illiquid.

Senior Loans

Equity and Income Fund may invest up to 5% of its total assets in bank loans (a specific type of senior loans), which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Bond Fund may invest in senior loans, which include leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities ("borrowers"). These borrowers operate in a variety of industries and geographic regions, including foreign countries. Senior loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and re-financings. Senior loans typically are structured and administered by a financial institution that acts as agent for the lenders in the lending group. A Fund generally will purchase loans from banks or other financial institutions through assignments or participations. Typically, these loans hold the most senior position in a borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates, and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund's investments in loans are subject to credit risk, and even secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus are subject to interest rate risk. Most senior loans, like most investment-grade bonds, are not traded on any national securities exchange. Senior loans generally have less liquidity than investment-grade bonds, and there may be less public information available about them.

Master Limited Partnerships

Each Fund may invest in master limited partnerships ("MLPs"). MLPs are limited partnerships or limited liability companies that are publicly traded and usually taxable as partnerships. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. In general, an MLP is a hybrid legal entity that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. MLPs may derive income and gains from, and the value of an investment in an MLP may be directly affected by the prices of, the underlying assets of the MLP. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more price volatility due to the underlying assets they hold. A Fund's investment in such an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to the underlying assets. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major company (often an energy company), an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. Consequently, MLPs involve certain risks, such as risks related to potential conflicts of interest between an MLP and the MLP's general partner, risks related to limited control and voting rights on matters affecting MLPs, risks related to the general partner's right to require unit-holders to sell their common units at an inopportune time or price, cash flow risks, and dilution risks.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Distributions from an MLP may consist in part of a return of the original investment amount, which would not be taxable to the extent the distributions do not exceed the investor's adjusted basis in its MLP interest. The corresponding reductions in the Fund's adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund upon the sale of the securities.

MLP common units represent a limited partnership interest in the MLP and are generally treated as partnerships for U.S. federal income tax purposes. Should current tax law, or the business of a given MLP, change, it may result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income. This could result in significant tax liability for the MLP, which could adversely impact the Fund and reduce the amount of cash available for distribution by the MLP. Common units are listed and traded on U.S. securities exchanges. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code (the "Code") generally allows partnerships, among other non-corporate entities, a deduction for 20% of "qualified publicly traded partnership income" such as income from MLPs. However, the Code does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, although the Treasury Department has announced that it is considering adopting regulations to provide a pass-through, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in a Fund currently will not.

Temporary Defensive Investment Strategies

Each Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. The defensive investments of International Fund, International Small Cap Fund, Global Fund and Global Select Fund may be in securities of U.S. issuers denominated in dollars. It is impossible to predict whether, when or for how long a Fund will employ a defensive strategy. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash and may invest any portion of its assets in money market instruments.

Lending of Portfolio Securities

Each Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 6 under "Investment Restrictions." Any such loan must be continuously secured by collateral in cash, cash equivalents or non-cash collateral in the form of U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. A Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. A Fund would have the right to call the loan and attempt to obtain the securities loaned at any time, and the Securities Lending Agent shall terminate such loan no later than five business days after notice by the Fund. In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period. In addition, a Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date.

The Trust has entered into a securities lending agency agreement ("Securities Lending Agreement") with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as securities lending agent for the Funds and administers each Fund's securities lending program. During the fiscal year, State Street performed various services for the Funds, including the following: (i) lending portfolio securities to borrowers identified in the Securities Lending Agreement; (ii) receiving and delivering securities, as applicable, to effect such loans; (iii) monitoring daily the market value of loaned securities; (iv) ensuring daily movement of collateral associated with loan transactions; (v) daily marking to market loaned securities and non-cash collateral; (vi) monitoring dividend activity with respect to loaned securities; (vii) furnishing State Street's standard form of Securities Borrowing Agreement upon request and (viii) arranging for the return of loaned securities at the termination of the loan. In the case of borrower default, State Street will use its best efforts to pursue any remedies available under the Securities Lending Agreement.

Except for the International Fund, no Fund engaged in securities lending activities during the fiscal year. The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the International Fund's securities lending activities during the fiscal year ended September 30, 2024.

International Fund
Gross income earned by the Fund from securities lending activities	$4,779
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$478
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
Administrative fees not included in a revenue split	$0
Indemnification fees not included in a revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$478
Net income from securities lending activities	$4,301

Interfund Lending

Pursuant to an exemptive order issued by the SEC and corresponding compliance procedures adopted by the Board, the Funds may lend money to, and borrow money from, any series advised by the Adviser and overseen by the Board (the "Oakmark Funds") pursuant to a master interfund lending agreement ("Interfund Lending Program"). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an "Interfund Loan"), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Program, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's borrowing under the Interfund Lending Program would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceeded 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets.

No Fund may lend to another Oakmark Fund through the Interfund Lending Program if the loan would cause the lending Fund's aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund's Interfund Loans to any one Oakmark Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive relief application permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Line of Credit

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the Facility bear interest at 1.35% above the greater of the Federal Funds Effective Rate or the Overnight Bank Fund Rate, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. There were no borrowings under the Facility during the year ended September 30, 2024.

Valuation Risk

The price at which a Fund could sell any particular investment may differ from the Fund's valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, the Funds may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities may be materially affected by events after the close of the markets on which they are traded but before a Fund determines its NAV. A Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Operational Risk

The Funds and their service providers, and your ability to transact with the Funds, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or the other Fund service providers to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Funds invest, leading to significant loss of value.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Funds and their service providers have become potentially more susceptible to operational, financial and reputational risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Funds' adviser, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. Artificial intelligence ("AI"), has enhanced the ability of threat actors to amplify the potency, scale, and speed of deliberate cybersecurity attacks. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Funds and their shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. The use of AI by any of a Fund's service providers or the issuers in which a Fund invests requires the collection and processing of substantial amounts of data which can include proprietary information that may be a high potential target for attack. The use of AI relies on a number of different service providers, which increases operational and cybersecurity risks. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Funds and the Adviser endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds' third party service providers or trading counterparties or any other service providers whose operations may affect a Fund or its shareholders.

INVESTMENT ADVISER

The Adviser furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus, profiles and reports to prospective investors.

Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws, the fees of trustees not affiliated with the Adviser and the compensation of the Trust's chief compliance officer.

For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's average daily net assets. Bond Fund pays the Adviser a fee of 0.39% of the Fund's average daily net assets. Effective October 1, 2022, the annual rates of fees as a percentage of each other Fund's net assets are as follows:

Fund	Fee
Oakmark

0.666% up to $250 million; 0.641% on the next $250 million; 0.621% on the next $4.5 billion; 0.606% on the next $10 billion; 0.576% on the next $5 billion; 0.546% on the next $5 billion; 0.516% on the next $10 billion; and 0.496% over $35 billion

Select	0.758% up to $250 million; 0.733% on the next $250 million; 0.713% on the next $3.5 billion; 0.693% on the next $5 billion; 0.633% on the next $2 billion; and 0.608% over $11 billion
Global	0.830% up to $250 million; 0.805% on the next $250 million; 0.785% on the next $4.5 billion; 0.770% on the next $10 billion; and 0.760% over $15 billion
Global Select	0.800% up to $250 million; 0.775% on the next $250 million; 0.755% on the next $4.5 billion; 0.740% on the next $10 billion; and 0.730% over $15 billion
International

0.785% up to $250 million; 0.760% on the next $250 million; 0.740% on the next $4.5 billion; 0.725% on the next $10 billion; 0.710% on the next $20 billion; 0.700% on the next $5 billion; 0.690% on the next $5 billion; and 0.680% over $45 billion

International Small Cap	1.020% up to $250 million; 0.995% on the next $250 million; 0.975% on the next $4.5 billion; 0.960% on the next $10 billion; and 0.950% over $15 billion
Equity and Income

0.580% up to $250 million; 0.555% on the next $250 million; 0.535% on the next $4.5 billion; 0.505% on the next $5 billion; 0.475% on the next $3 billion; 0.445% on the next $3.5 billion; 0.415% on the next $10 billion; and 0.385% over $26.5 billion

From December 15, 2020 through September 30, 2022, the annual rates of fees as a percentage of each Fund's net assets, except Bond Fund, were as follows:

Fund	Fee
Oakmark

0.686% up to $250 million; 0.661% on the next $250 million; 0.641% on the next $4.5 billion; 0.626% on the next $10 billion; 0.596% on the next $5 billion; 0.566% on the next $5 billion; 0.536% on the next $10 billion; and 0.516% over $35 billion

Select	0.778% up to $250 million; 0.753% on the next $250 million; 0.733% on the next $3.5 billion; 0.713% on the next $5 billion; 0.653% on the next $2 billion; and 0.628% over $11 billion
Global	0.850% up to $250 million; 0.825% on the next $250 million; 0.805% on the next $4.5 billion; 0.790% on the next $10 billion; and 0.780% over $15 billion
Global Select	0.820% up to $250 million; 0.795% on the next $250 million; 0.775% on the next $4.5 billion; 0.760% on the next $10 billion; and 0.750% over $15 billion
International

0.805% up to $250 million; 0.780% on the next $250 million; 0.760% on the next $4.5 billion; 0.745% on the next $10 billion; 0.730% on the next $20 billion; 0.720% on the next $5 billion; 0.710% on the next $5 billion; and 0.700% over $45 billion

International Small Cap	1.040% up to $250 million; 1.015% on the next $250 million; 0.995% on the next $4.5 billion; 0.980% on the next $10 billion; and 0.970% over $15 billion
Equity and Income

0.600% up to $250 million; 0.575% on the next $250 million; 0.555% on the next $4.5 billion; 0.525% on the next $5 billion; 0.495% on the next $3 billion; 0.465% on the next $3.5 billion; 0.435% on the next $10 billion; and 0.405% over $26.5 billion

The table below shows gross management fees paid by the Funds for the last three fiscal years, which are described in the Funds' prospectus.

Fund	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022
Oakmark	$123,116,141	$97,244,373	$105,970,393
Select	$43,269,266	$35,307,856	$37,981,981
Global	$9,325,543	$9,772,419	$11,399,673
Global Select	$8,084,174	$8,429,231	$11,577,340
International	$138,858,577	$146,712,524	$181,803,352
International Small Cap	$14,511,112	$13,901,098	$14,852,956
Equity and Income	$33,797,093	$33,196,215	$39,741,089
Bond	$556,347	$367,074	$357,255

The Agreement for each Fund (except for Global Select Fund and Bond Fund) was for an initial term through October 31, 2001. The Agreement for Global Select Fund was for an initial term through October 31, 2007. The Agreement for Bond Fund was for an initial term through October 31, 2021. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"), whose directors are Anthony P. Coniaris, David Giunta, David G. Herro, Philippe Setbon, Eric Ward, and Rana J. Wright. Christopher W. Keller is the president of HAI. HAI is a wholly-owned subsidiary of Natixis Investment Managers, LLC ("Natixis Investment Managers" or "Natixis IM") as is the Adviser. Natixis Investment Managers is a limited liability company that owns investment management and distribution and service entities.

Natixis IM is part of Natixis Investment Managers S.A. ("Natixis"), an international asset management group based in Paris, France, that is part of the Global Financial Services division of Groupe BPCE.

Natixis IM is wholly owned by Natixis, a French investment banking and financial services firm. Natixis is wholly owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 7 promenade Germain Sablon, 75013 Paris, France. The registered address of BPCE is 7 promenade Germain Sablon France, 75013 Paris, France.

Expense Limitation Agreement

The Adviser has contractually agreed, through January 27, 2026, to reimburse Investor Class Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Investor Class Shares: Oakmark Fund, 1.40% (1.15% + 0.25%); Select Fund, 1.50% (1.25% + 0.25%); Global Fund, Global Select Fund and International Fund, 1.55% (1.30% + 0.25%); International Small Cap Fund, 1.75% (1.50% + 0.25%); Equity and Income Fund, 1.25% (1.00% + 0.25%), and Bond Fund 0.74% (0.49% + 0.25%). The Adviser has contractually agreed, through January 27, 2026, to reimburse Advisor Class Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Advisor Class Shares: Oakmark Fund, 1.15%; Select Fund, 1.25%; Global Fund, Global Select Fund and International Fund, 1.30%; International Small Cap Fund, 1.50%; Equity and Income Fund, 1.00%; and Bond Fund, 0.54%. The Adviser has contractually agreed, through January 27, 2026, to reimburse Institutional Class Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Institutional Class Shares: Oakmark Fund, 1.10%; Select Fund, 1.20%; Global Fund, Global Select Fund and International Fund, 1.25%; International Small Cap Fund, 1.45%; Equity and Income Fund, 0.95%; and Bond Fund, 0.52%. The Adviser has contractually agreed, through January 27, 2026, to reimburse R6 Class Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of R6 Class Shares: Oakmark Fund, 0.95%; Select Fund, 1.05%; Global Fund, Global Select Fund, and International Fund, 1.10%; International Small Cap Fund, 1.30%; Equity and Income Fund, 0.80%; and Bond Fund, 0.44%.

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred.

Expenses allocable to each class of Fund shares are calculated daily. If a Fund is entitled to any reduction in fees or expenses, reimbursement is made monthly.

The Adviser reimbursed the following amount of expenses pursuant to a Fund's contractual expense limitation:

	Expenses Reimbursed
Fund	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022
Bond Fund — Investor Class	$45,439	$6,205	$4,538
Bond Fund — Advisor Class	$21,823	$7,249	$8,550
Bond Fund — Institutional Class	$25,525	$15,446	$17,202
Bond Fund — R6 Class	$325,295	$520,286	$497,699

Advisory Fee Waiver

Prior to October 1, 2022, the Adviser had contractually agreed to waive the management fee otherwise payable to it by 0.02% with respect to each Fund, except Bond Fund. The Board, on behalf of each applicable Fund, and the Adviser agreed to terminate this waiver effective October 1, 2022 and correspondingly reduce the contractual management fee for each Fund, except Bond Fund, by 0.02%. When determining whether a Fund's total expenses exceed the additional contractual expense cap described above, a Fund's net management fee, reflecting application of the management fee waiver prior to its termination, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that were the subject of this undertaking at any time in the future.

For the years ended September 30, 2022, 2023, and 2024 such waived fees for each Fund (except Bond Fund) are shown in the table below:

Fund	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022
Oakmark Fund	$0	$0	$3,375,120
Oakmark Select Fund	$0	$0	$1,038,415
Oakmark Global Fund	$0	$0	$279,184
Oakmark Global Select Fund	$0	$0	$294,577
Oakmark International Fund	$0	$0	$4,894,270
Oakmark International Small Cap Fund	$0	$0	$295,286
Oakmark Equity & Income Fund	$0	$0	$1,450,613

PORTFOLIO MANAGERS

Portfolio Managers' Management of Other Accounts

Many of the Funds' portfolio managers manage other accounts in addition to managing one or more of the Funds. The following table sets forth the number and total assets of the mutual funds and other accounts managed by each portfolio manager as of September 30, 2024, unless noted otherwise.

		Registered Investment Companies (other than The Funds)		Other Pooled Investment Vehicles		Other Accounts* (Harris Associates L.P. Separately Managed Accounts)
Name of Portfolio Manager	Funds Managed	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William C. Nygren	Oakmark/Select	13	$1,434,624,823	4	$3,289,240,041	70	$1,017,149,235
Michael A. Nicolas	Oakmark/Equity and Income	13	$1,434,624,823	5	$3,388,178,008	70	$1,017,149,235
Robert F. Bierig	Oakmark/Select	13	$1,434,624,823	9	$3,437,901,237	478	$4,020,629,104
Alexander E. Fitch	Select/ Equity and Income	0	$0	6	$247,599,162	386	$2,446875,720
Anthony P. Coniaris**	Global/Global Select	1	$601,815,787	41	$18,088,344,410	406	$4,383,374,034
M. Colin Hudson**	Equity and Income/ Global/ Global Select Bond	1	$601,815,787	33	$14,807,702,275	6	$1,124,744,157
John A. Sitarz*	Global/ Global Select	1	$601,815,787	32	$14,708,764,308	6	$1,124,744,157
Adam D. Abbas	Equity and Income/ Bond	0	$0	1	$98,937,967	4	$17,478,908
Michael L. Manelli	International/ International Small Cap	7	$3,633,540,213	7	$1,462,884,614	9	$1,150,584,845
David G. Herro**^	Global/ Global Select/ International/ International Small Cap	9	$4,297,742,463	41	$16,252,410,026	20	$2,727,889,822
Eric Liu**^	Global/Global Select/International	8	$4,235,356,000	37	$15,704,155,176	16	$2,486,924,198
Justin D. Hance	International Small Cap	0	$0	3	$544,501,195	3	$235,624,126

*  Personal investment accounts of portfolio managers and their families are not reflected.

**  Included in the "Other Pooled Investment Vehicles" column are four accounts with management fees based on the performance of the account. Mr. Herro and Mr. Liu manage all four of these accounts. The total assets of these four accounts as of September 30, 2024 were $853.9M. Messrs. Coniaris, Hudson and Sitarz manage two of these accounts. The total assets of these two accounts as of September 30, 2024 were $773.1M.

^  Included in the "Other Accounts (Harris Associates L.P. Separately Managed Accounts)" column is one account with management fees based on the performance of the account. Messrs. Herro and Liu manage one account and the total assets for this account as of September 30, 2024 were $264.8M

Material Conflicts of Interest

Actual or apparent conflicts may arise when the Adviser manages the Funds and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities, aggregated orders, and time among the Funds and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.

Portfolio managers may be privy to the size, timing and possible market impact of trades of multiple accounts, which may be detrimental to other accounts, including the Funds, managed by the Adviser. A portfolio manager may execute transactions for another Fund or account that may be contrary to a Fund's investments or that may adversely impact the value of a Fund's investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others.

With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on each account's specific investment objectives, guidelines, restrictions and circumstances. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis. Investing in different parts of an issuer's capital structure (e.g., equity or debt, or different positions in the debt structure) or with different rights (e.g., voting rights, dividend priorities, or other features that may differ) may also create a potential conflict and this may adversely impact, or in some instances benefit, one or more affected accounts, including the Funds. For more information on how the Adviser aggregates orders and allocates securities among the accounts participating in those orders, see the section "Portfolio Transactions" in this SAI.

Adviser employees may invest in the same investments as the Funds in accordance with the Adviser's Code of Ethics, which seeks to mitigate any potential conflicts of interest by restricting the timing of such investments and requiring preclearance of personal securities transactions, in addition to other procedures. In addition, Adviser employees sometimes attend events hosted by company management or Fund service providers in conjunction with their employment, which could provide an incentive for them to favor investments in those companies over other investments or services from those providers over others. Acceptance of any gifts and entertainment is subject to restrictions set forth in the Adviser's Conflicts of Interest Policy.

Additionally, a conflict of interest might exist in the exercise of the Adviser's proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with the Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director) or when one of the Adviser's employees has a personal interest in a proxy matter. For more information on the Adviser's processes to ensure that proxies are voted solely in the best interest of the Funds and their shareholders, see the section "Proxy Voting Policies and Procedures" in this SAI.

The Adviser may effect purchases and sales between a Fund and other Adviser accounts ("cross trades"), including other Funds, if it believes such transactions are appropriate based on each client's investment objectives and guidelines, subject to applicable law and regulation and Fund policies and procedures. Cross trades have the potential to create conflicts of interest or regulatory issues relating to these transactions and the potential competing priorities, which may limit the Adviser's ability to engage in these transactions for the Funds.

As part of a larger financial organization, the Adviser may from time to time engage in business activities with some of these Natixis IM entities, subject to the Adviser's policies and procedures governing conflicts of interest. These activities are generally limited to sub-advisory services, marketing or referral arrangements. For example, Harris is the sub-adviser to Natixis Advisors in regards to the portfolio management of various registered U.S. open-end and exchanged-traded funds and off-shore funds, each with share classes that charge a sales load. Given the relationship between the Adviser and Natixis IM and the changing nature of Natixis IM's related businesses and affiliations, there may be other or different potential conflicts of interest that arise in the future or that are not covered by this disclosure.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. The Adviser seeks to anticipate circumstances that could cause a conflict between the Adviser and its employees on the one hand and the Adviser's clients on the other. The Adviser has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts. For more information on the Adviser's Code of Ethics, see the section "Codes of Ethics" in this SAI.

Portfolio Managers Compensation Structure

Each of the Funds' portfolio managers is compensated solely by the Adviser. Compensation for each of the portfolio managers is based on the Adviser's assessment of the individual's long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of the Adviser and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager's base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Adviser's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Funds and other accounts managed by the portfolio manager. A portfolio manager's compensation is not based solely on an evaluation of the performance of the Funds or the amount of Fund assets. Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more benchmarks, including, but not limited to: S&P 500, Russell 1000 Value, Bloomberg U.S. Aggregate Bond Index, 60/40 S&P/Bloomberg (60% S&P 500 and 40% Bloomberg U.S. Aggregate Bond Index), MSCI World Index, MSCI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and the Adviser's approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, and since a Fund's inception or since the portfolio manager has been managing the Fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Adviser in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual's other contributions to the Adviser, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

Portfolio Managers' Ownership of Fund Shares

The following table sets forth the dollar range of shares of the Funds beneficially owned by each Fund's portfolio manager as of September 30, 2024.

Fund	Name of Portfolio Manager	Dollar Range of Fund Holdings
Oakmark	William C. Nygren Michael A. Nicolas Robert F. Bierig	Over $1,000,000 Over $1,000,000 Over $1,000,000
Select	William C. Nygren Robert F. Bierig Alexander E. Fitch	Over $1,000,000 Over $1,000,000 Over $1,000,000
Global	David G. Herro Anthony P. Coniaris M. Colin Hudson John A. Sitarz Eric Liu	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000

Fund	Name of Portfolio Manager	Dollar Range of Fund Holdings
Global Select	David G. Herro Anthony P. Coniaris Eric Liu M. Colin Hudson John A. Sitarz	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000
International	David G. Herro Michael L. Manelli Eric Liu	Over $1,000,000 Over $1,000,000 Over $1,000,000
International Small Cap	David G. Herro Michael L. Manelli Justin D. Hance	Over $1,000,000 Over $1,000,000 Over $1,000,000
Equity and Income	M. Colin Hudson Adam D. Abbas Michael A. Nicolas Alexander E. Fitch	Over $1,000,000 $100,001 – $500,000 Over $1,000,000 Over $1,000,000
Bond	M. Colin Hudson Adam D. Abbas	Over $1,000,000 Over $1,000,000

CODES OF ETHICS

The Trust, the Adviser and the Funds' distributor, Harris Associates Securities L.P. ("HASLP"), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit. The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements. Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, they regulate such investing by those employees.

PROXY VOTING POLICIES AND PROCEDURES

The Adviser, as part of its management responsibilities, is responsible for exercising all voting rights with respect to the Funds' portfolio securities in accordance with the Adviser's proxy voting policies and procedures. Under limited circumstances, the Adviser may delegate proxy voting for a particular issuer to a third-party in order to comply with the Bank Holding Company Act of 1956, as amended, to which the Adviser is subject.

The Adviser exercises voting rights solely with the goal of serving the best interests of its clients (including the Funds) as shareholders of a company. In determining how to vote on any proposal, the Adviser considers the proposal's expected impact on shareholder value and does not consider any benefit to the Adviser or its employees or affiliates.

The Adviser considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned. Therefore, on most issues, the Adviser casts votes in accordance with management's recommendations. However, there is no presumption to vote in line with management. When the Adviser believes that management's position on a particular issue is not in the best interest of the Funds and their shareholders, the Adviser will vote contrary to management's recommendation. Each resolution is evaluated on its own merits.

Proxy Voting Guidelines

The Adviser's Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. The Adviser normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a Fund and its shareholders to vote contrary to the guidelines.

•  With respect to a company's board of directors, the Adviser believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it usually will vote in favor of proposals that ensure such independence, including proposals requiring the separation of the Chairman of the Board and Chief Executive Officer positions.

•  With respect to auditors, the Adviser believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it usually will vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

•  With respect to equity based compensation plans, the Adviser believes that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, the Adviser will normally vote against plans that substantially dilute its clients' ownership interest in the company or provide participants with excessive awards. The Adviser usually also will vote in favor of proposals to require the expensing of options, in favor of proposals for an annual shareholder advisory vote on executive compensation and in favor of advisory votes to ratify named executive officer compensation. The Adviser will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control, permit repricing of underwater options, or seek to limit directors' compensation to common stock.

•  With respect to corporate structure and shareholder rights, the Adviser believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore the Adviser usually will vote against proposals for supermajority voting rights, against the adoption of anti-takeover measures, and against proposals for different classes of stock with different voting rights.

•  With respect to proxy access proposals, the Adviser will usually vote in favor of such proposals if either management recommends a favorable vote or the proposal meets certain criteria spelled out in the Adviser's proxy voting policy.

•  With respect to routine corporate matters, the Adviser will generally vote in favor of such matters. Routine corporate matters include as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

•  With respect to ESG issues, the Adviser, to the extent the issue is not addressed elsewhere, will review each proposal on a case-by-case basis. The Adviser will generally support proposals that address financially material issues that are likely to protect or enhance the long-term value of the company. The Adviser believes that governance factors are financially material for every company (with due consideration to regional market norms), while the financial materiality of environmental and social factors will vary by company, industry, and region.

•  With respect to Climate Change and Energy Transition issues, the Adviser recognizes that companies may face risks related to climate change and the transition to a lower carbon economy in the coming decades, in particular for companies that emit high levels of greenhouse gases. Likewise, these factors may also create opportunities. In that regard, the Adviser generally votes in favor of well-developed and meaningful climate-related proposals supported by the company's Board of Directors. The Adviser evaluates shareholder climate-related proposals on a case-by-case basis to determine whether the proposal is likely to be in the best interests of the company and its shareholders. The Adviser will generally vote against climate-related shareholder proposals requiring companies to implement specific corporate strategies rather than leaving the strategy up to the company's Boards of Directors.

The Adviser may determine not to vote a Fund's proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"), and the Adviser may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

Conflicts of Interest

The Adviser's Proxy Committee, in consultation with the Adviser's legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with the

Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director), or when one of the Adviser's employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the Funds and their shareholders, the Adviser will vote in accordance with either its written guidelines or the recommendation of an independent voting service. If the Adviser believes that voting in accordance with the guidelines or the recommendation of the voting service would not be in the collective best interests of the Funds and their shareholders, the Executive Committee of the Board will determine how shares should be voted.

How to Obtain the Oakmark Funds' Proxy Voting Record

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com, on the SEC's website at www.sec.gov, or call 1-800-625-6275 to receive a copy without charge.

TRUSTEES AND OFFICERS

The Board has overall responsibility for the Funds' operations. Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner retires, dies, resigns, or is removed or disqualified. The retirement age for trustees is 75.

Leadership Structure and Qualifications of the Board

The Trust is governed by the Board, which is responsible for protecting the interests of shareholders under applicable law. The Board is led by an Independent Chair, who is not an "interested person" of the Trust, as that term is defined in the 1940 Act. The Board meets periodically throughout the year to oversee the Funds' activities, review the Funds' performance, oversee the potential conflicts that could affect the Funds, and review the actions of the Adviser. The Board has an executive committee, audit committee, governance committee, and committee on contracts, each comprised solely of trustees who are not "interested persons" under the 1940 Act ("Independent Trustees"). The principal functions of those committees are described below. The Board has determined that the Board's leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board's independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

As discussed below, the governance committee makes recommendations to the Board regarding Board committees and committee assignments, the composition of the Board, candidates for election as trustees and compensation of trustees who are not affiliated with the Adviser, and oversees the process for evaluating the functioning of the Board. The governance committee has not established specific qualifications that it believes must be met by a candidate for election as trustee. In evaluating candidates, the governance committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act. The governance committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other trustees and will contribute to the Board's deliberations. No particular qualification, experience or background establishes the basis for any trustee's position on the Board and the governance committee may have attributed different weights to the various factors. There is no difference in the manner in which the governance committee evaluates a candidate based on whether the candidate is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders. Shareholders may send resumes of recommended persons to the attention of Joseph J. Allessie, Secretary, Harris Associates Investment Trust, 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

The experiences and professional backgrounds of each Board member have contributed to the Board's conclusion that such Board member should serve as a trustee of the trust. Each trustee's outside professional experience and number of years of service on the Board is outlined in the table of biographical information below. During the time each Board member has served, he/she has become familiar with the Funds' financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

Trustees Who Are Not Interested Persons of the Trust
Name, Address† and Age at January 28, 2025	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Oakmark Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Thomas H. Hayden, 73	Trustee	1995	Lecturer, Master of Science in Integrated Marketing Communications Program, the Medill School, Northwestern University since 2006.	9	None
Hugh T. Hurley, III, 60	Trustee	2018	Retired since 2017; Managing Director and Global Head of Product Strategy Active Equity, BlackRock, Inc. from 2006 to 2017.	9	Independent Trustee, HSBC Funds (registered mutual funds); Member, Governing Council, Independent Directors Council.
Patricia Louie, 69	Trustee	2018	Retired since October 2018; Managing Director and Associate General Counsel, AXA Equitable Life Insurance Company from 2014 to October 2018; Executive Vice President and General Counsel, AXA Equitable Funds Management Group, LLC from 2011 to October 2018; Senior Vice President and Associate General Counsel, AXA Equitable from 2009 to 2014.	9	Member, Governing Council, Independent Directors Council; Member, FINRA National Adjudicatory Council.
Christine M. Maki, 64	Trustee	1995	Retired since May 2022. Senior Vice President—Tax and Treasurer, RR Donnelley & Sons Company 2008 to 2022 (global provider of integrated communication services).	9	None
Laurence C. Morse, Ph.D., 73	Trustee	2013	Co-Founder, Fairview Capital Partners, Inc. (private equity investment management firm) since 1994.	9	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Mindy M. Posoff, 68	Trustee and Chair of the Board	Trustee since 2016; Chair of the Board since 2025	Managing Director, Golden Seeds (angel investment group); Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions to startups and investment firms); Former Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) from 2011 to 2017; Former Trustee of the HighMark Mutual Funds from 2010 to 2014.	9

Member, Board of Directors, Mutual Fund Directors Forum; Former member, Impact Advisory Committee; Former Advisory Member, Apollo Global Management Inc.; Former member, Women of the World Investment Committee

Trustees Who Are Interested Persons of the Trust
Name, Address† and Age at January 28, 2025	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Oakmark Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Steven S. Rogers, 67	Trustee	2006	Retired since July 2019; MBA Class of 1957 Senior Lecturer of Business Administration, Harvard Business School from 2012 to 2019; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012.	9	None
Kristi L. Rowsell, 58*	Trustee	2010	Retired since 2021; Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP") from 2010 to 2021.	9	Member, Board of Governors, Investment Company Institute; Independent Director, State Street Global Advisors (SSGA) SPDR ETF Trusts (Active Trust, Index Shares, Series Trust)
Rana J. Wright, 46*	Trustee, Principal Executive Officer, and President	2021	Chief Legal Officer (since 2024) and Chief Administrative Officer for HAI, HALP and HASLP since 2021; General Counsel and Secretary of HAI, HASLP, and HALP (2018-2023); Anti-Money Laundering Officer of HASLP (2018-2023); Managing Director and Associate General Counsel, Bank of America Corporation from 2014 to 2018.	9	Member, Board of Governors, Investment Adviser Association

*  Indicates a trustee who is an "interested person" of the Trust as defined in the 1940 Act. Ms. Rowsell is an interested person of the Trust by virtue of the fact that she was an officer of the Adviser and a director of HAI until March 31, 2021. Ms. Wright is an interested person of the Trust by virtue of the fact that she is an officer of the Adviser and a director of HAI.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Fund's distributor, respectively.

**  Fund Complex refers to the series of the Trust and Harris Oakmark ETF Trust.

Additional Information About Trustees

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular trustee, the following provides further information about the qualifications and experience of each trustee.

Independent Trustees

Thomas H. Hayden: Mr. Hayden has served on the Board since 1995. He has a BA in English from Saint Louis University and a JD from Saint Louis University. He is a Lecturer in the Master of Science in Integrated Marketing Communications (IMC) Program at the Medill School of Northwestern University, teaching courses in data privacy cybersecurity, and marketing law. He also serves as the Director of the IMC Undergraduate Certificate Program. The Board concluded that Mr. Hayden is suitable to serve as trustee because of his academic background and his extensive work experience.

Hugh T. Hurley, III: Mr. Hurley has served on the Board since 2018. He has a BS in Finance from Providence College. Mr. Hurley has more than 32 years of investment management and capital markets experience, and prior to his retirement in 2017, he served in several senior executive management roles for an investment manager. He is also a National Association of Corporate Directors ("NACD") Governance Fellow and is

NACD Directorship CertifiedTM. The Board concluded that Mr. Hurley is suitable to serve as trustee because of his academic background and his extensive financial industry experience.

Patricia Louie: Ms. Louie has served on the Board since 2018. She has a BS in Political Science from University of Utah and a JD from University of Utah College of Law. Prior to her retirement in 2018, Ms. Louie served in several senior executive and legal roles for an investment manager and its affiliates, including as a Managing Director and General Counsel. The Board concluded that Ms. Louie is suitable to serve as trustee because of her academic background and her extensive financial industry experience.

Christine M. Maki: Ms. Maki has served on the Board since 1995. She has a BS in Accounting from Illinois State University and a MS in Taxation from DePaul University. Ms. Maki was formerly licensed as a Certified Public Accountant. Prior to her retirement in 2022, she was a senior executive in finance at RR Donnelley & Sons Company. The Board concluded that Ms. Maki is suitable to serve as trustee because of her academic background and her extensive public accounting and finance experience.

Laurence C. Morse, Ph.D.: Dr. Morse has served on the Board since 2013. In addition to attending the General Course at The London School of Economics and Political Science, he has a BA in Economics from Howard University, a MA in Economics from Princeton University, a Ph.D. in Economics from Princeton University and was a Post-Doctoral Fellow at Harvard University. He has more than 40 years of experience in the financial industry, including serving as a Co-Founder and Managing Partner of Fairview Capital Partners, Inc., as well as serving on the Board of Webster Bank, Webster Financial Corporation and the National Bureau of Economic Research. He is the current Chair of the Board of Trustees of The Howard University. The Board concluded that Dr. Morse is suitable to serve as trustee because of his academic background and his extensive financial industry experience.

Mindy M. Posoff: Ms. Posoff has served on the Board since 2016. She has a BA in Philosophy and Greek Civilization from Beloit College and a MBA in Finance from the Wharton School of the University of Pennsylvania. She is a Managing Director of Golden Seeds, an angel investment group, Founding Partner and President of Traversent Capital Partners, a consulting firm providing strategic solutions to startups, hedge funds and asset managers, and a Member of the Board of Directors of Ben Franklin Technology Partners of Southeastern Pennsylvania, a seed stage capital provider for Southeastern Pennsylvania's technology sectors. She previously served on the Board of the HighMark Mutual Funds from 2010 to 2014. The Board concluded that Ms. Posoff is suitable to serve as trustee because of her academic background and her extensive financial industry experience.

Steven S. Rogers: Mr. Rogers has served on the Board since 2006. He has a BA in History from Williams College and a MBA from Harvard University. He is a former entrepreneur who has taught Entrepreneurial Finance at Northwestern University's Kellogg School of Management and Harvard Business School. He also has more than 22 years of governance experience with Fortune 500 companies, including serving on the Board of directors of S.C. Johnson & Son, Inc. The Board concluded that Mr. Rogers is suitable to serve as trustee because of his academic background and his extensive business experience.

Interested Trustees

Kristi L. Rowsell: Ms. Rowsell has served on the Board as an Interested Trustee of the Trust since 2010. She has a BS in Agricultural Economics from Virginia Tech and a Master of Accountancy — Taxation from Virginia Tech. Prior to December 31, 2020, she was the Director and President of HAI and President of HALP and HASLP. From 1999 to 2010, she was the Chief Financial Officer and Treasurer of HAI, HALP and HASLP. She previously served as President and a Vice President of the Trust and has held various positions with the Adviser and certain of its affiliates since 1995. The Board concluded that Ms. Rowsell is suitable to serve as trustee because of her academic background and her extensive investment management experience.

Rana J. Wright: Ms. Wright has served on the Board as an Interested Trustee of the Trust since 2021. She has a BA in Organizational Communication from University of Pittsburgh and a JD from Duquesne University School of Law. She has over 20 years of experience in the financial industry, including serving as the Associate General Counsel at Bank of America Merrill Lynch prior to joining the Adviser in 2018. The Board concluded that Ms. Wright is suitable to serve as trustee because of her academic background and her extensive financial industry experience.

Other Officers of the Trust
Name, Address† and Age at January 28, 2025	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Adam D. Abbas, 43	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Bond Fund)	2020	Portfolio Manager, HALP since 2020; Analyst, HALP since 2018; Portfolio Manager, KVK Credit Opportunity Fund LP, prior thereto
Joseph J. Allessie, 59	Vice President, Secretary, and Chief Legal Officer	2021

General Counsel and Secretary, HAI, HALP, and HASLP since 2024; Deputy General Counsel, HALP (2019-2023); Senior Vice President and Managing Counsel, OppenheimerFunds from 2018 to 2019; Managing Director, Head of Americas Compliance and Operational Risk Control, UBS Global Asset Management, prior thereto

Robert F. Bierig, 46	Vice President and Portfolio Manager (Oakmark Fund and Oakmark Select Fund)	2022	Vice President, HALP since 2021; Portfolio Manager and Analyst, HALP since 2012
Anthony P. Coniaris, 47	Executive Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark Global Select Fund)	2013	Chairman, HAI and HALP; Portfolio Manager, HALP
Rick J. Dercks, 38	Vice President and Assistant Treasurer	2019	Director of Tax & Fund Administration, HALP since 2019; Tax Senior Manager, Ernst & Young, prior thereto
Alexander E. Fitch, 36	Vice President and Portfolio Manager (Oakmark Select Fund and Oakmark Equity and Income Fund)	2022	Vice President and Director of U.S. Research, HAI and HALP since 2021; Portfolio Manager, HALP since 2022; Associate Director of U.S. Research, HALP from 2019 to 2021; Analyst, HALP from 2013 to 2019
Kathleen O. Gerdes, 53	Vice President	2021	Managing Director, Marketing & Client Relations, HALP
Justin D. Hance, 40	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Director of International Research, HALP
David G. Herro, 63	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 54	Vice President and Portfolio Manager (Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, and Oakmark Bond Fund)	2013	Vice President, HAI and HALP; Portfolio Manager of HALP since 2013 and Analyst, HALP since 2005
John J. Kane, 53	Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	2020

Senior Director, Operations, HALP from 2019 to 2020; Director, Operations, HALP from 2017 to 2019; Director, Global Investment Services, HALP, prior thereto; Principal Financial Officer, HAIT from 2016 to 2018; Treasurer, HAIT from 2005 to 2018

Christopher W. Keller, 58	Vice President	2015	President, HAI, HALP, and HASLP since 2021; Chief Operating Officer, HALP and HASLP prior thereto
Eric Liu, 45	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund and Oakmark International Fund)	2016	Vice President, HAI and HALP since 2019; Portfolio Manager and Analyst, HALP

Name, Address† and Age at January 28, 2025	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Michael L. Manelli, 44	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Michael A. Nicolas, 44	Vice President and Portfolio Manager (Oakmark Fund and Oakmark Equity and Income Fund)	2019	Portfolio Manager, HALP since 2019; Analyst, HALP
William C. Nygren, 66	Vice President and Portfolio Manager (Oakmark Fund and Oakmark Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Howard M. Reich, 41	Vice President	2019	Assistant Controller, HALP since 2018
John A. Sitarz, 34	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark Global Select Fund)	2022	Portfolio Manager, HALP since 2022; Analyst, HALP since 2018; Research Associate, HALP from 2015 to 2017
Zachary D. Weber, 50	Vice President, Principal Financial Officer, Principal Accounting Officer, and Treasurer	2016	Chief Financial Officer and Treasurer, HAI and HALP; Principal Financial Officer and Principal Operations Officer, HASLP

†  Unless otherwise noted, the business address of each trustee and officer listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Funds' distributor, respectively.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, valuation risk and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer ("CCO"), the Trust's independent registered public accounting firm, independent counsel, and internal auditors of the Adviser or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Adviser and certain other service providers. The actual day-to-day risk management with respect to the Funds resides with the Adviser and other service providers to the Funds. Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified, or processes and controls developed, to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Adviser, its affiliates or other service providers.

Pursuant to Rule 38a-1 under the 1940 Act, the Trust's CCO is responsible for administering the Trust's compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active oversight role in daily Fund operations and maintains a working relationship with all relevant advisory, legal, compliance, operations and administration personnel for the Funds' service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Board and audit committee chairpersons between scheduled meetings.

The committees of the Board include the executive committee, audit committee, governance committee, and committee on contracts. The following table identifies the members of those committees as of January 1, 2025, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2024.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2024	Principal Functions of Committee
Executive Committee	Thomas H. Hayden Laurence C. Morse, Ph.D. Mindy M. Posoff*	1	The executive committee generally has the authority to exercise the powers of the Board during intervals between meetings.
Audit Committee	Hugh T. Hurley, III Christine M. Maki* Laurence C. Morse, Ph.D. Mindy M. Posoff	4	The principal responsibilities of the audit committee include the following:
• to oversee the accounting and financial reporting policies and practices of the Trust, its internal controls and, as appropriate, the internal controls of certain service providers;
• to assist Board oversight of (i) the integrity of the Funds' financial statements, (ii) the Funds' compliance with legal and regulatory requirements, the independent auditors' qualifications and independence and the performance of the independent auditors;
• to pre-approve the audit and non-audit services that the Trust's independent auditors provide to the Trust and certain non-audit services that the Trust's independent auditors may provide the Adviser and its affiliates;
• to act as liaison between the independent auditors of the Funds and the full Board;
• to oversee the portfolio transaction policies and practices of the Funds;
• to review potential conflicts of interest that are identified and brought to the attention of the Board; and
			• to discuss guidelines and policies governing the process by which the Adviser and other relevant service providers assess and manage the Funds' exposure to risk, and to discuss the Funds' most significant financial risk exposures and the steps the Adviser and other relevant service providers have taken to monitor and control such risks.
Governance Committee	Patricia Louie* Christine M. Maki Mindy M. Posoff Steven S. Rogers	2

The governance committee makes recommendations to the Board regarding Board committees and committee assignments, the composition of the Board, candidates for election as non-interested trustees and compensation of trustees who are not affiliated with the Adviser, and oversees the process for evaluating the functioning of the Board.

Committee on Contracts	Thomas H. Hayden Hugh T. Hurley, III* Patricia Louie Mindy M. Posoff Steven S. Rogers	4

The committee on contracts is responsible for reviewing in the first instance, and making recommendations to the Board regarding, investment advisory agreements and any other agreements relating to the management or administration of any Fund.

*  Chair of the committee

The following table shows the compensation paid by the Trust to the following Trustees during the fiscal year ended September 30, 2024:

Name of Trustee	Aggregate Compensation from the Trust*	Average Compensation per Fund*	Total Compensation from Fund and Fund Complex Paid to Directors**^
Thomas H. Hayden	$411,000	$51,375	$411,000
Hugh T. Hurley, III	$315,000	$39,375	$315,000
Patricia Louie	$306,000	$38,250	$306,000
Christine M. Maki	$291,000	$36,375	$291,000
Laurence C. Morse, Ph.D.	$282,000	$35,250	$282,000
Mindy M. Posoff	$291,000	$36,375	$291,000
Steven S. Rogers	$297,000	$37,125	$297,000
Kristi L. Rowsell	$252,000	$31,500	$252,000

*  Each Fund is a series of the Trust.

**  Fund Complex refers to the series of the Trust and Harris Oakmark ETF Trust. Fund Complex includes a total of 9 series.

^  Aggregate compensation includes compensation that was deferred pursuant to the deferred compensation plan as described below. As of September 30, 2024, the total amounts accrued under the plan were $2,373,502 for Mr. Hayden, $4,496,790 for Ms. Maki, $1,646,262 for Mr. Morse, and $896,574 for Ms. Rowsell. As of September 30, 2024, Mr. Burton Ruder's account under the deferred compensation plan was $73,907. Mr. Ruder served as an Independent Trustee until December 31, 2015, and stopped receiving compensation from the Funds as of such date.

The Trust has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee until the trustee ceases to be a member of the Board, until such time plus a number of whole calendar years, or for two or more years (or, if earlier, when the trustee ceases to be a member of the Board). The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds, N Class Shares of the Loomis Sayles Bond Fund or the Administration Shares of the Financial Square Treasury Solutions Fund of the Goldman Sachs Trust, as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or in annual installments over a period of two or more complete calendar years (or five years for any deferral with respect to a year before 2016). Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

The Trust pays all compensation of trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

The following table shows the value of shares of each Fund "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act")) by each trustee (within dollar ranges) as of December 31, 2024.

Trustee	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund	Oakmark Bond Fund	Aggregate Dollar Range of Shares of all Funds in Fund Complex
Thomas H. Hayden	Over $100,000	None	Over $100,000	None	$1 – $10,000	None	None	$50,001 – $100,000	Over $100,000
Hugh T. Hurley, III	Over $100,000	Over $100,000	$50,001 – $100,000	None	None	None	$50,001 – $100,000	None	Over $100,000
Patricia Louie	$50,001– $100,000	$10,001– $50,000	Over $100,000	$10,001– $50,000	$10,001– $50,000	Over $100,000	$10,001– $50,000	$10,001 – $50,000	Over $100,000
Christine M. Maki	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Laurence C. Morse, Ph.D.	Over $100,000	$50,001– $100,000	$50,001– $100,000	$10,001– $50,000	$10,001– $50,000	$50,001– $100,000	$10,001– $50,000	None	Over $100,000
Mindy M. Posoff	None	None	Over $100,000	None	None	$10,001– $50,000	None	None	Over $100,000
Steven S. Rogers	$1 – $10,000	Over $100,000	Over $100,000	$10,001– $50,000	$1 – $10,000	$50,001– $100,000	$50,001– $100,000	None	Over $100,000
Kristi L. Rowsell	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Rana J. Wright	Over $100,000	$10,001– $50,000	$10,001– $50,000	$10,001– $50,000	$50,001– $100,000	$50,001– $100,000	$10,001– $50,000	$10,001 – $50,000	Over $100,000

At December 31, 2024, the trustees and officers as a group owned beneficially 10.00% of the outstanding Class R6 Shares of Oakmark Fund, 49.24% of the outstanding Class R6 Shares of Select Fund, 3.80% of the outstanding Class R6 Shares of Equity and Income Fund, 25.68% of the outstanding Class R6 Shares of Global Fund, 55.09% of the outstanding Class R6 Shares of Global Select Fund, 27.22% of the outstanding Class R6 Shares of International Small Cap Fund, 3.86% of the outstanding Class R6 Shares of International Fund, 67.50% of the Class R6 Shares of Bond Fund, 1.19% of the outstanding Investor Class Shares of Bond Fund, less than 1% of the outstanding Advisor Class Shares of each Fund, less than 1% of the outstanding Investor Class Shares of each Fund except for Bond Fund, and less than 1% of the outstanding Institutional Class Shares of each Fund.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

The following table provides certain information as of December 31, 2024 with respect to persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund.

Name and Address	Fund	Percentage of Outstanding Investor Class Shares Held (%)	Percentage of Outstanding Advisor Class Shares Held (%)	Percentage of Outstanding Institutional Class Shares Held (%)	Percentage of Outstanding R6 Class Shares Held (%)
AMERICAN ENTERPRISE INVESTMENT SVC INC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	OAKMARK FUND OAKMARK GLOBAL SELECT FUND	5.97 5.20
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901	OAKMARK FUND OAKMARK SELECT FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK INTL SMALL CAP FUND OAKMARK EQUITY & INCOME FUND	22.58 28.53 27.59 26.06 24.09 37.57 31.84	9.81 6.00 7.39 8.17 21.79 7.24	13.94 25.87 28.81 45.99 23.60 38.41 14.10

Name and Address	Fund	Percentage of Outstanding Investor Class Shares Held (%)	Percentage of Outstanding Advisor Class Shares Held (%)	Percentage of Outstanding Institutional Class Shares Held (%)	Percentage of Outstanding R6 Class Shares Held (%)
CLYDE S MCGREGOR TTEE & LEANN PEDERSEN POPE TTEE CLYDE S MCGREGOR & LEANN PEDERSON POPE REV TRUST 627 SHERIDAN RD WINNETKA IL 60093-2359	OAKMARK GLOBAL FUND				9.61
DCGT 711 HIGH ST DES MOINES IA 50392-0001	OAKMARK GLOBAL SELECT FUND				8.02
EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131	OAKMARK INTERNATIONAL FUND				14.26
EQUITY360 LLC 4610 CATINA LN DALLAS TX 75229-5403	OAKMARK GLOBAL SELECT FUND				6.93
HCP GLOBAL INVESTMENT FUND L.P. 1 MARITIME PLZ FL 6 SAN FRANCISCO CA 94111-3409	OAKMARK GLOBAL SELECT FUND				15.99
J.P. MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	OAKMARK FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK INTL SMALL CAP FUND OAKMARK BOND FUND				35.37 15.60 15.26 13.53 19.17 44.26
KAUFFMAN CENTER FOR THE PERFORMING ARTS 1601 BROADWAY BLVD KANSAS CITY MO 64108-1229	OAKMARK GLOBAL FUND				10.46
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	OAKMARK FUND OAKMARK GLOBAL FUND OAKMARK INTERNATIONAL FUND	7.56 5.31 5.11
MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	OAKMARK FUND OAKMARK SELECT FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK EQUITY & INCOME FUND			10.82 7.56 36.58 8.55	13.09 6.47 7.96
MICHAEL MANELLI TOD C/O HARRIS ASSOCIATES 111 S WACKER DR STE 4600 CHICAGO IL 60606-4319	OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTL SMALL CAP FUND OAKMARK BOND FUND				7.46 6.97 7.35 7.39
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ NEW YORK NY 10004-1932	OAKMARK FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK EQUITY & INCOME FUND OAKMARK BOND FUND			30.39 17.05 17.35 11.21 7.01 87.41
MORI & CO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	OAKMARK INTL SMALL CAP FUND			26.65

Name and Address	Fund	Percentage of Outstanding Investor Class Shares Held (%)	Percentage of Outstanding Advisor Class Shares Held (%)	Percentage of Outstanding Institutional Class Shares Held (%)	Percentage of Outstanding R6 Class Shares Held (%)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD 4TH FLOOR JERSEY CITY NJ 07310-1995	OAKMARK FUND OAKMARK SELECT FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK INTL SMALL CAP FUND OAKMARK EQUITY & INCOME FUND OAKMARK BOND FUND	31.59 29.23 20.92 32.42 39.82 24.79 27.35	29.03 20.43 47.65 26.81 10.96 13.30 17.58	8.24 5.43 15.49 6.82 8.55 13.44 25.70	8.15 11.57 5.41 27.21 33.07
NATIONAL MERIT SCHOLARSHIP CORP 1560 SHERMAN AVE STE 200 EVANSTON IL 60201-4897	OAKMARK GLOBAL FUND				17.58
NORTHERN TRUST PO BOX 92956 CHICAGO IL 60675-2956	OAKMARK INTERNATIONAL FUND				11.2
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	OAKMARK FUND OAKMARK SELECT FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK INTL SMALL CAP FUND OAKMARK EQUITY & INCOME FUND OAKMARK BOND FUND		8.56 85.14 6.80 8.62 43.24 47.54 5.50	6.61	10.42 36.30 11.36 30.05 5.08 11.68
RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	OAKMARK FUND OAKMARK INTERNATIONAL FUND OAKMARK INTL SMALL CAP FUND	6.21 6.08 8.29
SAXON AND CO PO BOX 7780 PHILADELPHIA PA 19182-0001	OAKMARK GLOBAL FUND OAKMARK INTL SMALL CAP FUND			9.65	53.21
UBS 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	OAKMARK FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK EQUITY & INCOME FUND OAKMARK BOND FUND		10.49 14.05 8.66 9.76 70.67
VANGUARD PO BOX 2600 VALLEY FORGE PA 19482-2600	OAKMARK EQUITY & INCOME FUND 10.27
WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	OAKMARK FUND OAKMARK EQUITY & INCOME FUND			6.96 9.53
WILLIAM NYGREN TTEE WILLIAM NYGREN REVOCABLE TRUST C/O HARRIS ASSOCIATES 111 S WACKER DR STE 4600 CHICAGO IL 60606-4319	OAKMARK SELECT FUND OAKMARK BOND FUND				6.29 25.25

As of December 31, 2024, the following shareholders owned of record or beneficially more than 25% of the outstanding shares of a Fund as set forth below. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to "control" a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund's shareholders.

Fund	Name and Address	Percent Owned
OAKMARK SELECT FUND	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002 JURISDICTION: DELAWARE	49.75%
OAKMARK GLOBAL SELECT FUND	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94104-4151 JURISDICTION: CALIFORNIA	29.85%
OAKMARK INTERNATIONAL SMALL CAP FUND	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94104-4151 JURISDICTION: CALIFORNIA	28.78%
OAKMARK EQUITY AND INCOME FUND	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 JURISDICTION: MASSACHUSETTS	26.06%
OAKMARK BOND FUND	J.P. MORGAN 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0001 JURISDICTION: DELAWARE	25.80%
OAKMARK EQUITY AND INCOME FUND	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94104-4151 JURISDICTION: CALIFORNIA	25.67%

Investment by Funds of Funds or Other Large Shareholders

From time to time, some shareholders or intermediaries may hold a significant percentage of the total shares of a Fund. For example, a fund of funds or a discretionary investment model program sponsored by an intermediary may have substantial investments in one or more of the Funds.

As a result, a Fund may experience large redemptions or inflows due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund's performance. In the event of such redemptions or inflows, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund's brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund's shares, have short investment horizons, or have unpredictable cash flow needs, a large redemption by these shareholders could cause expenses to increase, or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio. Redemptions of Fund shares also could accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other large shareholder purchases or redeems a substantial portion of a Fund's shares.

When possible, a Fund will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects. Such actions may include, but are not limited to, redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

PURCHASING AND REDEEMING SHARES

Each Fund's shares are divided into four share classes: Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares. As described more fully in the Funds' prospectus, Shares of the Funds are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or the Adviser. The Adviser, at its sole discretion, and on a case-by-case basis, may make exceptions regarding the eligibility requirements of any share class. Investor Class Shares of a Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Purchases and redemptions are discussed in the Funds' prospectus under the headings "Investing with The Oakmark Funds," "Purchasing, Redeeming, Exchanging and Converting Fund Shares."

Net Asset Value

The Funds' NAVs are normally determined only on days which the New York Stock Exchange (the "NYSE") is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers.

Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value.

All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data.

Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for FLEX options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (OVME) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME.

If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Funds' valuation procedures approved by the Board. In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. Effective as of September 8, 2022, the Board approved changes to the Funds' valuation procedures to comply with Rule 2a-5 and designated the Adviser as the Funds' valuation designee (as defined in the rule). The valuation designee is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Trading in the portfolio securities of International Fund, International Small Cap Fund, Global Fund and Global Select Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on days (such as Saturday) when the NYSE is not open and the Funds do not calculate their NAV. In addition, trading in the Funds' portfolio securities may not occur on days when the NYSE is closed. Therefore, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the Funds' portfolio securities and the value of the Funds' portfolios may be significantly affected on days when shares of the Funds may not be purchased or redeemed. Even on days on which both non-U.S. markets and the NYSE are open, several hours may have passed between the time when trading in a non-U.S. market closes and the NYSE closes and the Funds calculate their NAVs.

Computation of NAV (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable. A Fund may value a security at a fair value if it appears that the valuation of the security has been materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. The Trust has retained a third party service provider to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

The Trust has adopted policies and procedures regarding the correction of any error in the computation of NAV in accordance with guidance provided by the SEC. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< 1/2 of 1% of the originally computed NAV

If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds, the Fund may have incurred a net fund loss. The Fund determines whether it has incurred a net fund loss or a net fund benefit during the error period.

If the Fund has incurred a net fund loss, the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a net fund benefit from the error, no action is taken. A net benefit cannot be carried forward to offset a future fund loss.

Amount of Difference	Action Taken
= or > 1/2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder's account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Shares Purchased through Intermediaries

Shares of any of the Funds may be purchased through intermediaries, such as broker-dealers, banks, retirement plan service providers and retirement plan sponsors, who are agents of the Funds for the limited purpose of receiving and transmitting instructions for the purchase or sale of fund shares.

An intermediary that is an authorized agent of the Funds accepts purchase and sale orders pursuant to an agreement. Any purchase or sale is made at the NAV next determined after receipt and acceptance of the order by the intermediary. Federal securities laws require intermediaries to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the NAV next determined after that business day. The Funds have no ability to verify compliance by the intermediaries with that requirement. Certain intermediaries perform recordkeeping, administrative and/or shareholder servicing services for their customers. In some circumstances, the Funds and the Adviser will pay an intermediary for providing those services. Each Fund pays a portion of the fees charged by an intermediary for those services provided to the underlying beneficial owners of shares of the Fund. The Adviser pays the balance of the intermediary's fees, which may include compensation for marketing or distribution services provided by the intermediary, if any.

In addition, the Adviser or the Funds' distributor may make cash and non-cash payments to affiliated and unaffiliated intermediaries that engage in selling efforts on behalf of the Funds, subject to internal policies and procedures. The source of such payments may come from the Adviser's or the Funds' distributor's own resources (and not out of Fund assets). The Adviser does not provide ongoing payments to third parties for any record-keeping or administrative services in connection with investments in R6 Class shares. Payments made out of the Adviser's or the Funds' distributor's own resources are often referred to as "revenue sharing." Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or "trail" fees for servicing shareholder accounts). Revenue sharing payments are negotiated and may be based on such other factors as the intermediary's ability to attract and retain assets, the quality and quantity of the services provided by the intermediary, the intermediary's relationship with the Adviser or its affiliates or the reputation of the intermediary.

The value of a shareholder's investment in a Fund and the return on that investment will be unaffected by these revenue sharing payments.

For more information, ask your intermediary about any payment it receives from the Adviser or the Funds' distributor and any services provided.

Although Fund share transactions may generally be done directly with the Funds at no charge, certain intermediaries may charge a commission, a transaction-based fee or other fee for their services. Those charges are retained by such intermediaries and are not shared with the Funds, the Adviser or the Funds' distributor. The Funds reserve the right to waive minimum investment requirements for purchases, although intermediaries may impose their own minimum investment requirements.

Purchases In-Kind

Each Fund reserves the right, under certain conditions, to permit purchases of shares in whole or in part through the exchange of securities valued as described in "Net Asset Value" above. Securities to be submitted for exchange must meet certain requirements and be eligible for purchase by the Fund. The

Adviser has discretion to accept only those securities it has determined are appropriate for the Fund to receive.

Redemption In-Kind

Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Net Asset Value" above, except that each Fund, except Bond Fund, is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. The specific security or securities to be distributed will be determined by the Fund and could include a pro-rata slice of the Fund's portfolio or a non-pro-rata slice of the Fund's portfolio depending upon various circumstances and subject to the Funds' policies and procedures and any applicable laws or regulations.

Redemptions in-kind may reduce the need for a Fund to maintain cash reserves, reduce Fund transaction costs, reduce the need to sell Fund investments at inopportune times, and lower Fund capital gain recognition.

In some circumstances, in order to meet Fund liquidity needs, for optimization of the Fund's portfolio, or a combination thereof, a Fund, in its discretion, may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in the Fund, to receive their redemption in-kind rather than in cash. A Fund's ability to pay these redemption proceeds in-kind relieves the Fund of the need to sell the securities that are distributed in-kind and incur brokerage and other transaction costs associated with such sale. As with other redemption-in-kind transactions, a Fund would enter into these transactions only when the Fund determines it to be in the Fund's best interest to do so, and in accordance with the Fund's policies on redemptions in-kind. Such transactions may occur as often as monthly per redeeming shareholder.

The Funds' procedures adopted to discourage excessive or abusive trading activities do not apply to the transactions described in this paragraph, as the Adviser has determined that these transactions are not detrimental to the remaining shareholders of a Fund. Financial institutions that participate in the transactions described in this paragraph do not receive a fee from the Fund for doing so. These transactions differ in that respect from the liquidity service transactions described under "Liquidity Program."

With any redemption in-kind, a shareholder who receives securities through a redemption in-kind and desires to convert them to cash may incur brokerage and other transaction costs in selling the securities. Also, there may be a risk that redemption in-kind activity could negatively impact the market value of the securities distributed in-kind and, in turn, the NAV of Funds that hold securities that are being distributed in-kind. The Adviser believes that the benefits to a Fund of redemptions in-kind will generally outweigh the risk of any potential negative NAV impact.

Liquidity Program

The Funds may participate in a liquidity program with a service provider, designed to provide an alternative liquidity source for any Fund experiencing outflows. Pursuant to the program, the service provider provides a Fund with a source of cash to meet net shareholder redemptions as necessary each business day to purchase the Fund's shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of the Fund's shares, the service provider then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by the service provider or at other times at the service provider's discretion. While the service provider holds the Fund's shares, it will have the same rights and privileges with respect to those shares as any other shareholder. It will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund's redemption in-kind policies described under "Redemption in-Kind" above. For use of this service, a participating Fund pays a fee to the service provider each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. Such investments in connection with the liquidity program are not subject to the limitations described in "Excessive Trading" in the prospectus. The Adviser believes that the program assists in stabilizing a Fund's net assets to the benefit of the Fund and its shareholders.

Small Account Policy

Each Fund reserves the right to redeem shares in any account, including any account held in the name of an intermediary, and send the proceeds to the registered owner of the account if, as the result of redemptions, the account value falls below the minimum initial investment amount for the Advisor Class, Institutional Class and R6 Class, as described above. A Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum to provide the owner at least 30 days to make additional investments and increase the account value. The Trust's agreement and declaration of trust also authorizes the Funds to redeem shares under certain other circumstances as may be specified by the Board.

Eligible Money Market Fund for Exchanges

The Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund, a series of the Goldman Sachs Trust, are an eligible money market fund option outside the Oakmark Funds. These shares may be purchased directly or by exchanging shares of a Fund. For its services, the Adviser may receive fees at a rate of 0.25% from the Goldman Sachs Financial Square Treasury Solutions Fund based on the average annual net assets of the shares held in the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. In addition, the Fund may be required to transfer the account or proceeds of the account to a government agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken these actions.

The Funds are required by law to obtain certain personal information from shareholders, which will be used to verify a shareholder's identity. When a shareholder opens an account, he or she will be asked for his, her or its name, residential address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow them to be identified. The Funds also may request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If a shareholder does not provide the personal information requested on the account application, the Funds may not be able to open the account. Failure to provide the personal information requested on the account application also may result in a delay in the date of a shareholder's purchase or in the rejection of the application and the return of the shareholder's investment monies.

Identity Theft Prevention Program

The Funds are required to comply with federal regulations related to the prevention of identity theft. Consequently, the Funds have adopted a policy to monitor and take action with respect to patterns, practices or specific activities that indicate the possible existence of identity theft, and the Funds conduct their operations in a manner that is consistent with industry practice in that regard. SS&C GIDS, Inc., the Funds' transfer agent, maintains an Identity Theft Red Flags Compliance Program that monitors for red flag activity in the opening of Fund accounts and with respect to existing accounts. After a shareholder's account has been opened, if the Funds are unable to verify the shareholder's identity, the Funds reserve the right to close the account or take such other steps as the Funds deem reasonable.

ADDITIONAL TAX INFORMATION

General

Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's NAV may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

The maximum tax rate on long-term capital gains of noncorporate investors is 20%. "Qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements is taxed at applicable long-term capital gain rates. The amount of dividends that may be eligible for this reduced rate of tax may not exceed the amount of aggregate qualifying dividends received by a Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on sale of Fund shares held for six months or less, your short-term loss will be recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

A broker you use to purchase your shares may be required to withhold federal income tax ("backup withholding") at a rate of 24% from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•  You fail to furnish your properly certified social security or other tax identification number;

•  You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•  You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•  The IRS informs the broker that your tax identification number is incorrect.

A broker you use to purchase your shares will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends if you fail to meet prescribed information reporting or certification requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. In general, no such withholding will occur with respect to a U.S. individual who provides the certifications required to avoid backup withholding; however, shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required. The broker must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for the broker to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return. You should consult your tax advisor as to the impact of these requirements on your investment in a Fund.

Investment in Non-U.S. Securities

Dividends received by a Fund from non-U.S. corporate issuers are not expected to be eligible for the dividends-received deduction for corporate shareholders. Capital gain distributions paid by the Funds are never eligible for this deduction.

Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Eligible Funds intend to meet the requirements of the Code to "pass through" to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Each shareholder will be notified after the close of each taxable year of a Fund if the foreign taxes paid by the Fund will "pass through" for that year.

Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. In addition, tax laws frequently change. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

DISTRIBUTOR

Shares of the Funds are offered for sale by HASLP without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders, pursuant to a distribution agreement with the Adviser ("Distribution Agreement"). HASLP is an affiliate of the Adviser. All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP. HASLP offers Fund shares only on a best efforts basis. HASLP is located at 111 South Wacker Drive, Chicago, Illinois 60606-4319.

PORTFOLIO HOLDINGS DISCLOSURE

The Adviser maintains portfolio holdings disclosure policies and procedures ("the Policy") that govern the timing and circumstances of disclosure to shareholders, affiliates, service providers and other third parties of information regarding the portfolio investments held by a Fund. The Policy has been approved by the Board and is designed to address conflicts of interest between shareholders and the Adviser or any affiliated person of either the Adviser or the Funds. The Board periodically reviews the Policy to ensure it adequately protects, and is in the best interests of, Fund shareholders. It is the policy of the Funds and their service providers to protect the confidentiality of portfolio holdings and to prevent the selective disclosure of non-public information about a Fund's portfolio holdings. Notwithstanding the above, there is no assurance that the Policy will protect the Funds from the potential misuse of holdings by an individual or firms in possession of that information.

Pursuant to the Policy, no person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with the Adviser or Harris Associates Securities L.P.) in connection with the release of information relating to a Fund's portfolio holdings.

Information concerning each Fund's portfolio holdings is available via the Oakmark website at: Oakmark.com. A complete listing of each Fund's portfolio holdings as of the end of each fiscal quarter is posted on the website usually within 10 business days after the end of the quarter. Generally, no earlier than five business days after a non-fiscal quarter month-end, a Fund may post on Oakmark.com certain portfolio information (such as holding names and weights, but not new holdings since the prior quarter-end). This information will typically remain available at this website until information for the subsequent month or quarter, as applicable, has been posted. Any such update regarding portfolio information would be in addition to and not in lieu of the holdings disclosure policies described above to disclose each Fund's complete list of portfolio holdings on a quarterly basis.

You may also access portfolio information as of the end of the Fund's fiscal quarters via a link to the Fund and share class name at Oakmark.com. The Fund's Annual Shareholder Report and Semi-Annual Shareholder Report contain a complete listing of the Fund's portfolio holdings as of the end of a Fund's second and fourth fiscal quarters. This information is also available in reports filed with the SEC at the SEC's website at sec.gov. Each fiscal quarter, each Fund will file with the SEC a complete schedule of its monthly portfolio holdings on "Form N-PORT". The quarter end Form N-PORT reports are available, free of charge, on the EDGAR database on the SEC's website at sec.gov.

Rating and ranking organizations such as FactSet, Lipper, Inc. and Morningstar, Inc., or consultants and/or other financial industry institutions such as Bloomberg L.P., and Nasdaq eVestment may request a complete list of portfolio holdings in order to rank or rate a Fund or to assess the risks of a Fund's portfolio or otherwise and/or to produce related performance attribution statistics. Similarly, an intermediary may be provided with portfolio holdings in order to allow the intermediary to prepare Fund information for shareholders on a timely basis. Portfolio holdings released to these parties are the same portfolio holdings posted to the Funds' website each calendar quarter. Pursuant to the Policy, the Adviser may disclose a complete list of each Fund's portfolio holdings to any person on a quarterly basis as soon as Fund Manager Commentary and holdings are posted to the Oakmark website, usually within 10 business days after quarter-end.

Each Fund also may disclose non-public portfolio holdings to its affiliates, third-party service providers or counterparties in connection with services being provided or transactions being entered into, such as, among other things, custodial, brokerage, research, analytics, securities lending, alternative liquidity source programs, accounting and legal. The disclosure of portfolio holdings to such third parties generally will be subject to a requirement that those third parties maintain the confidentiality of such information and that the information be used only for a stated legitimate business purpose other than for trading. The Trust's CCO and the President of the Funds, Principal Financial Officer of the Funds, General Counsel or Chief Compliance Officer of the Adviser are authorized to disclose each Fund's portfolio securities in accordance with the procedures.

Pursuant to the Policy, the Adviser may disclose a partial or complete list of each Fund's non-public portfolio holdings as follows:

1.  To third-party service providers and counterparties as is necessary for each service provider or counterparty to fulfill its obligations to the Funds. For purposes of these procedures, service providers include each Fund's principal underwriter (Harris Associates Securities L.P.), custodian (State Street), transfer agent (SS&C GIDS, Inc.), administrator (the Adviser), sub-administrator (State Street), auditors (Deloitte — Funds; Natixis and Ernst & Young as internal auditors), attorneys (K&L Gates LLP, et. al.), tax services provider (Deloitte & Touche LLP), financial printer (Toppan Merrill), broker-dealers and intermediaries, securities lending agent (State Street), research providers (FactSet), analytics, alternative liquidity source providers, banks, proxy voting services (Institutional Shareholder Services) or such other persons or entities that a Fund may engage from time-to-time;

2.  To any shareholder receiving a redemption in-kind, subject to the requirements of Funds' Redemptions In-Kind Policy;

3.  Holdings information on Form N-PORT may be disclosed to the Investment Company Institute; and

4.  To prepare and file ordinary disclosures, for example, routine government or self-regulatory filings such as Form N-PORT, 13Fs, 13Ds, foreign filings, among others.

In addition to those set out above, as of December 31, 2024, the following entities receive information about the Funds' portfolio securities pursuant to an ongoing arrangement with the Funds in connection with services provided to the Funds:

Entity	Fund(s)	Type	Frequency	Purpose
ACA ESG Advisory	All Funds	Full portfolio holdings	Daily	ESG classification services
Alter Domus	Certain Funds	Certain portfolio holdings	Daily	Bank loan services
Appital	All Funds	Certain portfolio holdings	Ad hoc	Electronic crossing network
BIDS	All Funds	Certain portfolio holdings	Daily	Electronic crossing networks

Entity	Fund(s)	Type	Frequency	Purpose
Bloomberg L.P.	All Funds	Full portfolio holdings	Daily	Performing functions related to pricing vendor services, market research, analytics and security data, portfolio management and risk management
Charles River Investment Management Solution ("CRIMS")	All Funds	Full portfolio holdings	Daily	Operating Management System for trading, portfolio compliance, trade settlement and communications services
Deloitte	Certain Funds	Certain portfolio holdings	Ad hoc	Tax reclaim services
Dinkum Management Consultants Co., Ltd.	Certain Funds	Certain portfolio holdings	Ad hoc	Foreign tax agent
DTCC	All Funds	Transactions	Daily	Trade settlement and communications services
Eagle Investment Systems LLC	All Funds	Full portfolio holdings	Daily	Performance analytics and security reference master services
Envestnet	All Funds	Full portfolio holdings	Monthly and quarterly	Billing and marketing services
FactSet Research Systems Inc.	All Funds	Full portfolio holdings	Daily	Trading services and research provider
Fidelity National Information Services, Inc. ("FIS") XSPrisa	All Funds	Full portfolio holdings	Daily	Corporate action services
Financial Recovery Technologies ("FRT")	All Funds	Full portfolio holdings	Quarterly; Ad hoc	Class action services
FundApps Inc.	All Funds	Full portfolio holdings	Daily	Large position reporting and compliance
Gresham Technologies plc	All Funds	Portfolio holdings & transactions	Daily	Portfolio holdings reconciliation and trade communication services
Institutional Shareholder Services ("ISS")	All Funds	Full portfolio holdings	Quarterly and ad hoc	ESG classification services
Intercontinental Exchange Inc. ("ICE")	All Funds	Full portfolio holdings	Daily	Performing functions related to pricing vendor services and liquidity classification of investments
Intersystems	All Funds	Full portfolio holdings	Daily	Database management
JPMorgan Chase & Co	All Funds	Full portfolio holdings	Daily	Performing functions related to pricing vendor services
LiquidNet	All Funds	Certain portfolio holdings	Daily	Electronic crossing networks
LTMindTree Limited	All Funds	Full portfolio holdings	Daily	Managed service provider
Luminex	All Funds	Certain portfolio holdings	Daily	Electronic crossing networks
MSCI's ESG Manager	All Funds	Full portfolio holdings	Ad hoc	ESG classification services
Natixis IM	All Funds	Full portfolio holdings and liquidity information	Daily	Performing functions related to liquidity and risk monitoring, internal audit and as seed investor in the Oakmark Bond Fund

Entity	Fund(s)	Type	Frequency	Purpose
Pershing LLC	Certain Funds	Options holdings and collateral securities	Daily when Fund holds options	Prime brokerage services
PricewaterhouseCoopers Private Limited	Certain Funds	Certain portfolio holdings	Ad hoc	Foreign tax agents
S&P Global	Certain Funds	Certain portfolio holdings	Daily	Performing functions related to pricing vendor services
Smarsh	All Funds	Full portfolio holdings	Daily	E-mail and archival system and supervision
Star Compliance	All Funds	Full portfolio holdings	Daily	Compliance system
State Street Corporation	All Funds	Full portfolio holdings	Daily	FX trading platform
Tableau	All Funds	Full portfolio holdings	Daily	Performing functions related to trade cost analysis
Thomson Reuters Corporation	All Funds	Full portfolio holdings	Daily	Performing functions related to pricing vendor services
TradeWeb Markets LLC	Certain Funds	Certain portfolio holdings	Daily	Fixed Income trading platform
Trumid	Certain Funds	Certain portfolio holdings	Daily	Fixed Income trading platform
UBS	Certain Funds	Options holdings and collateral securities	Daily when Fund holds options	Prime brokerage services
Virtu	All Funds	Full portfolio holdings	Daily	Electronic crossing networks and performing functions related to trade cost analysis
Wtax	Certain Funds	Certain portfolio holdings	Ad hoc	Tax reclaim services

Other registered investment companies that are advised or sub-advised by the Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to each Fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser and some of the separate accounts managed by the Adviser may have investment objectives and strategies that are substantially similar or identical to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as certain Funds.

Fund attribution that explains or analyzes a Fund's portfolio performance, especially against a particular benchmark, may be disclosed at any time. However, security specific attribution may only be disclosed where the particular security has been publicly disclosed. Thus, security specific attribution is not permitted for any securities newly acquired by a Fund since the last fiscal quarter end, unless that security has been publicly disclosed. Fund characteristics that include, but are not limited to, industry and sector breakdown, asset allocations, turnover ratios, country allocations, P/E, P/B, Beta, duration, and market caps, may be disclosed monthly if the Adviser chooses. The Adviser may disclose holdings, performance information, performance attribution, fund characteristics and other information about a Fund to the third-party service providers and affiliates of the Funds as is necessary for each service provider to fulfill its obligations to the Funds and to Natixis IM, Natixis, and its subsidiaries to perform certain oversight functions.

The Adviser may disclose any information about a Fund that is not otherwise covered by these procedures, subject to a determination by the Funds' chief compliance officer and the president of the Funds, the chief financial officer of the Funds, the general counsel of the Adviser or the chief compliance officer of the Adviser, that disclosure of such information in the manner and at the time proposed is consistent with a legitimate business purpose of the Funds. Should the Funds' chief compliance officer be unavailable to make such a determination, the determination shall be made by any two of the other individuals and shall be subject to the review of the Funds' chief compliance officer as soon as reasonably practicable. Should each of the president of the Funds, the chief financial officer of the Funds, the general counsel of the Adviser or the chief compliance officer of the Adviser be unavailable to make such a determination, the determination shall be made by any other officer of the Funds. Notwithstanding any of the foregoing, the Adviser or Harris Associates Securities L.P. may disclose any information about the Funds pursuant to a good faith determination by the Adviser's Legal and Compliance Department that such disclosure is required to be disclosed by law, rule or regulation. In the event such disclosure is required by judicial or administrative order or some other non-ordinary required disclosure, the Adviser will, to the extent permitted by such law, rule, regulation or order, inform the Funds' chief compliance officer prior to making such disclosure.

PORTFOLIO TRANSACTIONS

The Adviser is responsible, subject to the supervision of the Board, for selecting brokers and dealers ("brokers") for the execution of each Fund's portfolio transactions. The Adviser seeks to place purchase and sale orders in a manner that is fair and reasonable to each Fund. The primary consideration in placing all portfolio transactions is the Adviser's ability to obtain "best execution" of such orders. Best execution means the combination of the most favorable execution and net price available under the circumstances. In determining best execution the Adviser takes into account a number of relevant factors including, among other things, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum market impact, the reliability, integrity and financial condition of the broker, the ability of the broker to commit resources to the execution of the trade, and the value of the brokerage or research products or services provided. Such factors are weighed by the Adviser in determining the overall reasonableness of the brokerage commission. In selecting brokers for portfolio transactions, the Adviser takes into account its past experiences in determining those brokers who are likely to help achieve best execution.

There are many instances when, in the Adviser's judgment, more than one broker can offer comparable execution services. In selecting among such brokers, consideration may be given to those brokers that supply research and brokerage products and services that are deemed to qualify as eligible research and brokerage products and services under the safe harbor of Section 28(e) of the 1934 Act. Eligible research products and services may include, among other things, research reports, discussions with research analysts and corporate executives, seminars or conferences, financial and economic publications that are not targeted to a wide audience, software that provides analysis of securities portfolios, market research, including pre-and post-trade analytics, and market data. Eligible brokerage products and services may include services and products that (i) are used to effect securities transactions; (ii) perform services incidental to securities transactions; or (iii) are required by an applicable SRO or SEC rule(s). The research and brokerage products or services provided to the Adviser by a particular broker may include both (a) products and services created by such broker and (b) products and services created by a third party. The provision of research and brokerage products and services is often referred to as "soft dollar arrangements." Such arrangements may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines that an arrangement qualifies for the safe harbor provided by Section 28(e).

The Adviser is the principal source of information and advice to the Funds, and the research and other services provided by brokers to the Adviser are considered to be in addition to the information and advice provided by the Adviser to the Funds. The Board recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. In addition, it is understood by the Board that other clients of the Adviser, including those clients who are restricted from participating in soft dollar arrangements, might also benefit from the research and other services obtained from brokers through whom a Fund effects securities transactions, and that not all such research and services may be used by the Adviser for the Funds. Likewise, the Funds may benefit from research and other services obtained from brokers through whom other clients of the Adviser effected securities transactions.

If the Adviser receives an eligible research or brokerage product or service that it also utilizes for non-eligible research or brokerage purposes, the Adviser will make a good faith determination as to the cost of such "mixed-use item" between the eligible and non-eligible purposes and use soft dollars to pay for that portion of the cost relating to its eligible purpose.

The Adviser also may participate in client commission arrangements, commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services. In "client commission arrangements" or "commission sharing arrangements," the Adviser may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated "research pool(s)" maintained by the broker. The Adviser may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable the Adviser to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In a step-out transaction, the Adviser directs a trade to a broker with instructions that the broker execute the transaction, but "step-out" all or portion of the transaction or commission in favor of another broker that provides eligible research and brokerage products or services. The second broker may clear and/or settle the transaction and receive commissions for the stepped-in portion. The Adviser only enters into step-out transactions if it will not hinder best execution.

In addition to trading with client commission arrangement brokers as discussed above, the Adviser effects trades with full service and introducing brokers, Electronic Communication Networks, Alternative Trading Systems, and other execution services.

The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the Board.

Factors such as the overall volume of trading in which the Adviser engages on behalf of the Funds and the Adviser's other clients may affect the commission rates paid on transactions. Thus, for example, if one or more Funds dispose of portfolio securities by distributing them in kind to redeeming shareholders rather than by selling them through a broker, the aggregate volume of trades the Adviser places through brokers may be reduced. In order to continue to receive eligible brokerage or research products or services provided from executing brokers or third-party vendors, despite the reduced aggregate trading volume, the Adviser may cause its clients (including the Funds) to pay higher commission rates (but still within industry norms) on certain brokerage transactions than might otherwise have been incurred.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings and secondary/follow-on offerings) paid by each Fund during the periods indicated. No Fund paid brokerage commissions to an affiliated broker-dealer during any of the periods indicated below. The table also reflects the commissions on portfolio transactions paid to brokers that provided research products or services to the Adviser in connection with soft dollar arrangements, and the aggregate amounts involved in those transactions for the respective Funds.

Oakmark Fund, Global Fund, Global Select Fund and International Small Cap Fund experienced material changes to the aggregate dollar amount of brokerage commissions paid during the most recent fiscal year compared to either or both of the prior two years. These changes were the result of market volatility, cash flows, and the usage of custom in-kind basket transactions.

	Paid to Brokers that Provide Research to the Adviser During the Year Ended September 30, 2024				Aggregate Commissions for Years Ended (000s)
	Commissions (000s)		Aggregate Value Traded (000s)		2024	2023	2022
Oakmark Fund	$944		$2,580,020		$7,897	$4,007	$5,591
Select Fund	$231		$879,984		$2,035	$1,995	$1,173
Global Fund	$130		$300,679		$594	$349	$1,165
Global Select Fund	$170		$124,042		$457	$195	$724
International Fund	$2,471		$4,930,605		$7,313	$6,025	$6,939
International Small Cap Fund	$178		$321,658		$758	$408	$447
Equity and Income Fund	$193		$393,179		$643	$667	$460
Bond Fund	$—	*	$—	*	$1	$1	$1

*  Amount rounds to less than 1,000

Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

When the Adviser believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the Adviser may aggregate its clients' orders ("Aggregated Orders"), including orders on behalf of the Funds, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions. Each account that participates in an Aggregated Order will participate at the average share price.

The trade allocation process takes place on as timely a basis as possible, i.e., as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market's close when the average price can be calculated. The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.

In the case of an Aggregated Order that has not been completely filled, the Adviser uses an automated application that determines an average execution price and then allocates securities among the accounts participating in the order. Institutional accounts, including the Funds, are generally allocated in proportion to the size of the order placed for each account (i.e., pro rata).

Although the Adviser believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.

The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover also results in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes

During the most recent fiscal year, Oakmark Fund, Global Fund, Global Select Fund, International Fund, Equity and Income Fund, and Bond Fund acquired securities of their regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2024, those Funds held securities of such regular brokers or dealers having the following aggregate values:

Oakmark Fund held $450,264,832 of Bank of America Corp. stock, $520,304,486 of Bank of New York Mellon Corp. stock, $118,331,290 of Goldman Sachs Group, Inc. stock, and $461,963,799 of State Street Corp. stock.

Global Fund held $25,986,432 of Bank of America Corp. stock.

Global Select Fund held $25,080,419 of Bank of America Corp. stock.

International Fund held $616,197,887 of BNP Paribas stock.

Equity and Income Fund held $104,414,785 of Bank of America Corp. stock, $18,049,498 of Bank of America Corp. debt, $30,294,251 of Citigroup, Inc. debt, $26,293,121 of Goldman Sachs Group, Inc. debt, $153,353,969 of J.P. Morgan Chase & Co. debt, $5,138,133 of Morgan Stanley debt, $50,268,654 of State Street Corp. stock, and $23,591,816 of Wells Fargo & Co. debt.

Bond Fund held $1,721,773 of Citadel Securities debt, $1,243,356 of Citigroup, Inc. debt, $4,248,078 of J.P. Morgan Chase & Co. debt, $1,030,848 of Morgan Stanley debt, and $2,739,231 of Wells Fargo & Co. debt.

DECLARATION OF TRUST

The Trust was organized as a Massachusetts business trust on February 1, 1991. It operates pursuant to an Amended and Restated Agreement and Declaration of Trust dated October 19, 2016. Some of the more significant provisions of the Declaration of Trust are described below.

Description of Shares

The Declaration of Trust provides that the shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust's Board. All shares of a Fund of a given class have equal rights in the event of liquidation of that class. All shares issued will be fully paid and non-assessable and will have no preemptive or other rights to receive, purchase, or subscribe for any additional shares of other securities issued by the Trust. The Board may divide the shares of any Fund into two or more classes and may divide or combine the shares of any Fund or class into a greater or lesser number without changing the proportionate beneficial interests in the Fund or class.

Shareholder Meetings

The Board does not hold annual meetings of shareholders of the Funds. The Declaration of Trust provides that the Board may call special meetings of shareholders of a Fund or class if required by the 1940 Act, for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Trust or any Fund or class as provided for in the Declaration of Trust, or for any other matter deemed by the Board to be necessary and desirable.

Shareholder, Trustee, and Officer Liability

The Declaration of Trust provides that shareholders are not personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The Trust and the Adviser believe that the risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is remote. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust.

The Declaration of Trust further provides that the members of the Board (each a "Trustee") are not personally responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Board is also not personally liable for instruments executed on behalf of the Trust. No person who is or has been a Trustee, employee or officer of the Trust is subject to personal liability in connection with the Trust, and to satisfy claims arising in connection with the affairs of the Trust, employees, officers and the Trustees may look to the property of the Trust. No person who is or has been a Trustee, officer or employee of the Trust is liable to the Trust or any other person for any action, failure to act, errors of judgment, or mistakes of fact or law, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard.

Amendments to the Declaration to Trust

The Declaration of Trust provides that the Board has the authority to amend the Declaration of Trust without shareholder approval to change the name of the Trust, to add to the Board's duties or surrender rights or powers, to cure any ambiguity, and to eliminate or add new provisions to the Declaration of Trust which may incorporate state or federal law.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street"), 1 Iron Street, CCB 0502, Boston, Massachusetts 02210-1641, is the custodian for the Trust and, as such, performs certain services for the Funds as directed by authorized persons of the Trust. For example, as custodian, State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and making all payments covering expenses of the Funds. State Street also performs certain portfolio accounting and administrative services for the Funds, such as monitoring each Fund's compliance with its investment guidelines, testing each Fund's compliance with Subchapter M of the Code, calculating each Fund's periodic dividend rates and total returns, preparing certain tax forms, preparing financial information for presentation to the Adviser, the Board and each Fund's shareholders and for filing with the SEC, and calculating each Fund's excise tax distributions. Each Fund pays the custodian a monthly fee for the provision of such services. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

SS&C GIDS, Inc.("SS&C"), 1055 Broadway Blvd, Kansas City, MO 64105, performs transfer agency services for the Funds. SS&C maintains shareholder accounts and prepares shareholder account statements, processes shareholder transactions, prepares distribution payments, and maintains records of Fund transactions. The Trust pays SS&C for its services based on the number of open and closed shareholder accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Trust performs an annual audit of the Trust's financial statements. The Trust's audit committee has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, to be the Trust's independent registered public accounting firm.

APPENDIX A — BOND RATINGS

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's"), S&P Global Ratings, a separately identifiable business unit within Standard & Poor's Financial Services LLC ("S&P"), and Fitch Ratings, Inc. ("Fitch").

Ratings by Moody's (Global Long-Term Rating Scale):

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Ratings by S&P (Long-Term Issue Credit Ratings):

AAA. An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA. An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A. An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB. An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB. An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B. An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC. An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC. An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D. An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Ratings, Inc. — Corporate Finance Obligations — Long-Term Rating Scale:

The following descriptions have been published by Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.

AAA. Highest Credit Quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very High Credit Quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High Credit Quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good Credit Quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B. Highly Speculative. 'B' ratings indicate that material credit risk is present.

CCC. Substantial Credit Risk. 'CCC' ratings indicate that substantial credit risk is present.

CC. Very High Levels of Credit Risk. 'CC' ratings indicate very high levels of credit risk.

C. Exceptionally High Levels of Credit Risk. 'C' indicates exceptionally high levels of credit risk.

Ratings in the categories of 'CCC', 'CC' and 'C' can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

APPENDIX B — FINANCIAL STATEMENTS

The audited financial statements for each of the Funds for the fiscal year ended September 30, 2024, the notes thereto and report of the independent registered public accounting firm thereon are incorporated herein by reference from the Trust's Form N-CSR.

B-1

PART C

OTHER INFORMATION

Item 28.	Exhibits

Exhibit Number	Description

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated October 19, 2016. Incorporated by Reference as exhibit (a)(4) to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed November 30, 2016).

(2)	Certificate of Amendment to the Amended and Restated Agreement and Declaration of Trust dated October 23, 2019. (Filed herewith).

(b)	Bylaws, Amended through January 26, 2022. Incorporated by Reference as exhibit (b) to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N- 1A. File No. 33-38953 (Filed January 28, 2022).

(c)	See Declaration of Trust, Article V of Exhibit (a) above, and Bylaws, Amended, Section 2 of Exhibit (b) above.

(d)	(1)	Investment Advisory Agreement for Oakmark Fund dated November 1, 2020. Filed as exhibit (d)(1) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark Fund dated October 1, 2022. Filed as exhibit (d)(1)(i) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2023).

(2)	Investment Advisory Agreement for Oakmark Select Fund dated November 1, 2020. Filed as exhibit (d)(2) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark Select Fund dated October 1, 2022. Filed as exhibit (d)(2)(i) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2023).

(3)	Investment Advisory Agreement for Oakmark Equity and Income Fund dated November 1, 2020. Filed as exhibit (d)(3) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark Equity and Income Fund dated October 1, 2022. Filed as exhibit (d)(3)(i) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2023).

(4)	Investment Advisory Agreement for Oakmark Global Fund dated November 1, 2020. Filed as exhibit (d)(4) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark Global Fund dated October 1, 2022. Filed as exhibit (d)(4)(i) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2023).

(5)	Investment Advisory Agreement for Oakmark International Fund dated November 1, 2020. Filed as exhibit (d)(5) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark International Fund dated October 1, 2022. Filed as exhibit (d)(5)(i) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2023).

(6)	Investment Advisory Agreement for Oakmark International Small Cap Fund dated November 1, 2020. Filed as exhibit (d)(6) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark International Small Cap Fund dated October 1, 2022. Filed as exhibit (d)(6)(i) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2023).

(7)	Investment Advisory Agreement for Oakmark Global Select Fund dated November 1, 2020. Filed as exhibit (d)(7) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark Global Select Fund dated October 1, 2022. Filed as exhibit (d)(7)(i) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2023).

(8)	Investment Advisory Agreement for Oakmark Bond Fund dated June 10, 2020. Incorporated by Reference as exhibit (d)(8) to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed June 9, 2020).

(e)	Distribution Agreement between Harris Associates Investment Trust and Harris Associates Securities L.P. (“HASLP”) dated November 1, 2020. Filed as exhibit (e) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(f)	Bonus or Profit Sharing Contracts—None.

(g)	(1)	Custodian Agreement with Investors Bank & Trust Company dated April 1, 2002 (Investors Bank & Trust Company merged with State Street Bank and Trust Company which is reflected in the Amendment to the agreement dated March 20, 2008). Incorporated by Reference as exhibit (g)(1) to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 29, 2003).

(i)	Letter Agreement dated September 13, 2006 applying Custodian Agreement (exhibit (g)(1)) to Oakmark Global Select Fund. Incorporated by Reference as exhibit (g)(4) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed September 20, 2006).

(ii)	Second Amendment Agreement regarding assumption of Custodian Agreement dated March 20, 2008. Incorporated by Reference as exhibit (g)(5) to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2009).

(iii)	Third Amendment Agreement dated February 2, 2011. Incorporated by Reference as exhibit (g)(6) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2013).

(iv)	Fourth Amendment Agreement dated January 31, 2012. Incorporated by Reference as exhibit (g)(7) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 33- 38953 (Filed January 28, 2013).

(v)	Amendment Agreement dated July 1, 2014. Incorporated by Reference as exhibit (g)(9) to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2015).

(vi)	Amendment Agreement dated July 1, 2017. Incorporated by Reference as exhibit (g)(1)(vi) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File No. 33- 38953 (Filed January 26, 2018).

(vii)	Letter Agreement dated June 4, 2020 applying Custodian Agreement (exhibit (g)(1)) to Oakmark Bond Fund. Incorporated by Reference as exhibit (g)(1)(vii) to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed June 9, 2020).

(viii)	Amendment Agreement dated January 6, 2023. Incorporated by Reference as exhibit (g)1(ix) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File No. 33- 38953 (Filed on January 27, 2023).

(2)	Foreign Custody Delegation Agreement with Investors Bank & Trust Company April 1, 2002. Incorporated by Reference as exhibit (g)(2) to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 29, 2003).

(h)	(1)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated October 1, 2005 (Boston Financial Data Services, Inc. was acquired by DST Asset Manager Solutions, Inc., which is reflected in the Amendment to the agreement dated November 14, 2018). Incorporated by Reference as exhibit (h)(1) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2006).

(i)	Letter Agreement dated September 12, 2006 applying Transfer Agency and Service Agreement (exhibit (h)(1)) to Oakmark Global Select Fund. Incorporated by Reference as exhibit (h)(3) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed September 20, 2006).

(ii)	Amendment to Transfer Agency and Service Agreement dated October 1, 2008. Incorporated by Reference as exhibit (h)(1) to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2009).

(iii)	Amendment to Transfer Agency and Service Agreement dated October 1, 2011. Incorporated by Reference as exhibit (h)(5) to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2012).

(iv)	Amendment to Transfer Agency and Service Agreement dated February 15, 2012. Incorporated by Reference as exhibit (h)(6) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2013).

(v)	Addendum to Transfer Agency and Service Agreement dated July 17, 2014. Incorporated by Reference as exhibit (h)(7) to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2015).

(vi)	Amendment to Transfer Agency and Service Agreement dated November 1, 2016. Incorporated by Reference as exhibit (h)(1)(vi) to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed November 30, 2016).

(vii)	Amendment to Transfer Agency and Service Agreement dated November 14, 2018. Incorporated by Reference as exhibit (h)(1)(vii) to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 25, 2019).

(viii)	Amendment to Transfer Agency and Service Agreement dated June 3, 2020. Incorporated by Reference as exhibit (h)(1)(viii) to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed June 9, 2020).

(ix)	Amendment to Transfer Agency and Service Agreement dated October 1, 2021. Incorporated by Reference as exhibit (h)(1)(ix) to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A. File No. 33-38953 (Filed October 1, 2021).

(2)	Administration Agreement with Investors Bank & Trust Company dated April 1, 2002. (Investors Bank & Trust Company merged with State Street Bank and Trust Company which is reflected in the Amendment to the agreement dated April 13, 2018). Incorporated by Reference as exhibit (h)(3) to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 29, 2003).

(i)	Letter Agreement dated September 13, 2006 applying Administration Agreement (exhibit (h)(2)) to Oakmark Global Select Fund. Incorporated by Reference as exhibit (h)(4) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed September 20, 2006).

(ii)	Amendment to Administration Agreement dated April 13, 2018. Incorporated by Reference as exhibit (h)(2)(ii) to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed June 9, 2020).

(iii)	Letter Agreement dated June 4, 2020 applying Administration Agreement (exhibit (h)(2)) to Oakmark Bond Fund. Incorporated by Reference as exhibit (h)(2)(iii) to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed June 9, 2020).

(iv)	Amendment Agreement dated January 6, 2023. Exhibit (g)(viii) above.

(3)	Shareholder Service Plan for Investor Class Shares of Registrant, dated January 28, 2022. Incorporated by Reference as exhibit (h)(3) to Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed January 25, 2024).

(4)	Expense Limitation Agreement. (Filed herewith).

(5)	Fidelity Rutland Square Trust II Fund of Funds Investment Agreement dated January 12, 2022. Incorporated by Reference as exhibit (h)(7) to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N- 1A. File No. 33-38953 (Filed January 28, 2022).

(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant. (Filed herewith).

(j)	Consent of Independent Registered Public Accounting Firm. (Filed herewith).

(k)	Financial Statements Omitted from Prospectus—None.

(l)	Letter of Investment Intent—None.

(m)	Plan Pursuant to Rule 12b-1—None.

(n)	Rule 18f-3 Plan. Incorporated by Reference as exhibit (n) to Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed January 25, 2024).

(o)	Power of Attorney. (Filed herewith).

(p)	(1)	Code of Ethics and Statement on Insider Trading of Harris Associates L.P., Harris Associates Securities L.P., Harris Associates Investment Trust and Harris Oakmark ETF Trust, effective December 11, 2024. (Filed herewith).

(2)	Oakmark Funds Code of Ethics, as amended October 30, 2024. Incorporated by Reference as exhibit (p)(1) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Harris Oakmark ETF Trust, File No. 333-281865 (Filed November 19, 2024).

Item 29.	Persons Controlled By or Under Common Control with Registrant.

The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the prospectus under the caption “Management of the Funds” and in the Statement of Additional Information under the caption “Investment Adviser” and “Trustees and Officers” is incorporated by reference.

Item 30.	Indemnification.

Article VIII of the amended and restated agreement and declaration of trust of Registrant (exhibit (a) which is incorporated by reference) provides that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Investment Advisory Agreement between HALP and the Registrant provides that neither HALP nor any partners, employees or agents of HALP shall be liable for any act or omission made in connection with or pursuant to services provided pursuant to the Investment Advisory Agreement; provided, that nothing in the Investment Advisory Agreement shall be construed to protect HALP against any liability to the Registrant or any series thereof or their interest holders to which HALP would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of HALP’s reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Distribution Agreement between HASLP and the Registrant provides that neither HASLP nor its members, managers, directors, officers, employees, and representatives and each person, if any, who controls HASLP shall be liable for any act or omission made in connection with or pursuant to services provided pursuant to the Distribution Agreement; provided, that nothing in the agreement shall be construed to protect HASLP against any liability to which HASLP would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant, its trustees and officers, HALP (the investment adviser to Registrant) and certain affiliated persons of HALP and affiliated persons of such persons are insured under insurance maintained by Registrant and HALP, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31.	Business and Other Connections of Investment Adviser and Sub-Adviser

The information in the prospectus under the caption “Management of the Funds” is incorporated by reference. Neither HALP nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee, except that HALP’s general partner is also the general partner of a securities broker-dealer firm.

Item 32.	Principal Underwriters.

(a)	Harris Associates Securities L.P. acts as principal underwriter for the Registrant.

(b)	Set forth below is information with respect to each officer of Harris Associates Securities L.P.:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Christopher W. Keller	President	Vice President
Zachary D. Weber	Principal Financial Officer and Principal Operations Officer	Vice President, Principal Financial Officer, Principal Accounting Officer and Treasurer
Rana J. Wright	Chief Administrative Officer and Chief Legal Officer	President and Principal Executive Officer
Michael J. Pietras	Chief Compliance Officer	None
Jodie L. Crotteau	Anti-Money Laundering Officer	None
Joseph J. Allessie	General Counsel and Secretary	Vice President, Secretary and Chief Legal Officer

The principal business address of each officer of Harris Associates Securities L.P. is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606.

(c)	There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

Item 33.	Location of Accounts and Records.

(1)	State Street Bank & Trust Company

1 Iron Street

CLB 0502

Boston, MA 02210-1641

Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

(2)	Harris Associates L.P.

111 South Wacker Drive, Suite 4600

Chicago, IL 60606

Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11); Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a); Rule 31a-2(c); Rule 31a-2(e)

(3)	SS&C GIDS, Inc.

1055 Broadway Blvd,

Kansas City, MO 64105

Rule 31a-1; Rule 31a-1(b)(1)

Item 34.	Management Services.

Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 72 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on January 27, 2025.

HARRIS ASSOCIATES INVESTMENT TRUST

By:	/s/ Rana J. Wright
Name:	Rana J. Wright
Title:	President

Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 72 has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Thomas H. Hayden	Trustee	January 27, 2025
Thomas H. Hayden*
/s/ Hugh T. Hurley, III	Trustee	January 27, 2025
Hugh T. Hurley, III*
/s/ Patricia Louie	Trustee	January 27, 2025
Patricia Louie*
/s/ Christine M. Maki	Trustee	January 27, 2025
Christine M. Maki*
/s/ Laurence C. Morse, Ph.D.	Trustee	January 27, 2025
Laurence C. Morse, Ph.D.*
/s/ Mindy M. Posoff	Trustee and Chair of the Board of Trustees	January 27, 2025
Mindy M. Posoff*
/s/ Steven S. Rogers	Trustee	January 27, 2025
Steven S. Rogers*
/s/ Kristi L. Rowsell	Trustee	January 27, 2025
Kristi L. Rowsell*

/s/ Rana J. Wright	Trustee and President (Principal Executive Officer)	January 27, 2025
Rana J. Wright

/s/ Zachary D. Weber	Principal Financial Officer, Principal Accounting Officer and Treasurer	January 27, 2025
Zachary D. Weber

*By:	/s/ Joseph J. Allessie
Joseph J. Allessie

*Attorney in fact, pursuant to a power of attorney filed herewith.

HARRIS ASSOCIATES INVESTMENT TRUST

EXHIBIT INDEX

Exhibit Number	Description
(a)(2)	Certificate of Amendment to the Amended and Restated Agreement and Declaration of Trust dated October 23, 2019.
(h)(4)	Expense Limitation Agreement
(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant
(j)	Consent of Deloitte & Touche LLP
(o)	Power of Attorney
(p)(1)	Code of Ethics and Statement on Insider Trading of Harris Associates L.P., Harris Associates Securities L.P., Harris Associates Investment Trust and Harris Oakmark ETF Trust, effective December 11, 2024
101.INS	XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document